      As filed with the Securities and Exchange Commission on June 2, 2003

                                                            FILE NOs. 333-104591
                                                                        811-6589

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
 / / Pre-Effective Amendment No. _______      /X/ Post-Effective Amendment No. 1
                                     and/or

                        (Check appropriate box or boxes)

                                   FIRST FUNDS
               (Exact name of Registrant as Specified in Charter)

                            1625 Broadway, Suite 2200
                                Denver, CO 80202
               (Address of Principal Executive Offices) (Zip Code)

                                 1-800-442-1941
              (Registrant's Telephone Number, including Area Code)

                           Traci A. Thelen, Secretary
                                   First Funds
                            1625 Broadway, Suite 2200
                                Denver, CO 80202
                     (Name and Address of Agent of Service)

                                    Copy to:

                             Matthew S. Heiter, Esq.
                       Baker, Donelson, Bearman & Caldwell
                         165 Madison Avenue, Suite 2000
                                Memphis, TN 38103

Approximate Date of Proposed Public Offering:  As soon as practicable after this
                                               Amendment No. 1 to the
                                               Registration Statement becomes
                                               effective under the Securities
                                               Act of 1933.

Title of Securities Being Registered:          I Shares, A Shares and C Shares
                                               of First Funds Intermediate Bond
                                               Portfolio.

It is proposed that this Amendment No.1 become effective immediately pursuant to Rule 485(b).

No filing fee is due with this filing because an indefinite number of shares have been deemed to be registered on reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

                                   FIRST FUNDS
                                 BOND PORTFOLIO

                            1625 Broadway, Suite 2200
                             Denver, Colorado 80202
                                 1-800-442-1941

                         Special Meeting of Shareholders
                            to be held June 25, 2003

Dear Shareholder:

A SPECIAL MEETING OF SHAREHOLDERS OF FIRST FUNDS BOND PORTFOLIO, a separate series of First Funds (the "Trust"), will be held on June 25, 2003, at the offices of First Funds, 1625 Broadway, Suite 2200, Denver, Colorado 80202, at 4:00 p.m. Mountain time ("Meeting").

At the Meeting, shareholders of the First Funds Bond Portfolio ("Bond Portfolio") will be asked to consider a proposal that the Bond Portfolio be reorganized. The Board of Trustees (the "Board") has proposed that the Bond Portfolio be reorganized with and into the First Funds Intermediate Bond Portfolio ("Intermediate Bond Portfolio"), a separate series of the Trust, to seek future economies of scale and to eliminate certain costs of running the Portfolios separately. If shareholders of the Bond Portfolio approve the Agreement and Plan of Reorganization ("Reorganization Agreement") described in the accompanying materials, all of the assets of the Bond Portfolio will be exchanged for an equivalent dollar amount of shares of the Intermediate Bond Portfolio on or about June 26, 2003 or such later date as the parties may agree ("Reorganization"). The shares of the Intermediate Bond Portfolio will then be transferred to the shareholders of the Bond Portfolio in complete liquidation of the Bond Portfolio. The Reorganization is intended to be a tax-free reorganization. As a result, it is anticipated that shareholders will not recognize any gain or loss in connection with the Reorganization. We invite your participation by asking you to review these materials and complete and return your proxy card as soon as possible.

The Board believes that shareholders of the Bond Portfolio and the Intermediate Bond Portfolio will benefit from the Reorganization. The Reorganization will enable shareholders of the Bond Portfolio and the Intermediate Bond Portfolio to experience higher asset levels in the combined Intermediate Bond Portfolio, which will result in the fixed and relatively fixed costs associated with operating the Bond Portfolio and the Intermediate Bond Portfolio being spread over a larger asset base. Detailed information about the Reorganization and the reasons for it are contained in the enclosed materials.

The Board recommends that you vote FOR approval of the Reorganization Agreement.

As a result of the Reorganization, the Bond Portfolio would be combined with the Intermediate Bond Portfolio and, if you are a shareholder of the Bond Portfolio at the time of the Reorganization, you would become a shareholder of the Intermediate Bond Portfolio, receiving shares of the Intermediate Bond Portfolio having an aggregate net asset value equal to the aggregate net asset value of your investment in the Bond Portfolio. No sales charges will be imposed as a result of the Reorganization. The closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes.

Both Portfolios have similar investment objectives. The investment objective of Bond Portfolio is to achieve maximum total return through current income by investing at least 80% of its total assets in fixed-income securities. The Intermediate Bond Portfolio seeks current income consistent with the preservation of capital by investing at least 80% of its total assets in fixed-income securities. Furthermore, assets held by the Intermediate Bond Portfolio maintain a dollar weighted average maturity of greater than 3 years but less than 10 years. Both Portfolios have a common investment advisor (First Tennessee Bank National Association); however, Highland Capital Management Corp. serves as sub-advisor to the Bond Portfolio and Martin & Company, Inc. serves as sub-advisor to the Intermediate Bond Portfolio. ALPS Distributors, Inc. serves as distributor for both Portfolios. ALPS Mutual Funds Services, Inc. serves as Administrator and First Tennessee Bank National Association serves as co-administrator for both Portfolios.

Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. It is very important that you vote and that your voting instructions be received no later than June 24, 2003.

Whether or not you plan to attend the Meeting in person, please vote your shares. Whether or not you plan to attend the Meeting in person, please vote your shares.

NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings. We have provided postage-paid return envelopes for each, which require no postage if mailed in the United States.

If you have any questions after considering the enclosed materials, please call 1-800-442-1941.


                                               Sincerely,

                                               /s/ Jeremy May
                                               President, First Funds

                                   FIRST FUNDS
                                 BOND PORTFOLIO
                            1625 BROADWAY, SUITE 2200
                             DENVER, COLORADO 80202

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 25, 2003

To the Shareholders of the Bond Portfolio of First Funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders of the Bond Portfolio of First Funds (the "Bond Portfolio"), a series of First Funds (the "Trust") will be held at the offices of First Funds, 1625 Broadway, Suite 2200, Denver, Colorado 80202, on June 25, 2003, at 4:00 p.m. Mountain time for the following purposes:

1. To approve an Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assts of the Bond Portfolio by the First Funds Intermediate Bond Portfolio ("Intermediate Bond Portfolio"), a separate series of the Trust, in exchange for shares of the Intermediate Bond Portfolio and the assumption of all liabilities of the Bond Portfolio by the Intermediate Bond Portfolio and (b) the subsequent liquidation of the Bond Portfolio; and

2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record of the Bond Portfolio at the close of business on April 28, 2003 are entitled to vote at the meeting. Each share entitles its record owner to one vote, with proportionate voting for fractional shares.

EACH SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IN PERSON IS REQUESTED TO DATE, FILL IN, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                               By direction of the Trustees,

                                               /s/ Traci Thelen
                                               Traci Thelen, Secretary


June 2, 2003

                  PROXY STATEMENT/PROSPECTUS DATED JUNE 2, 2003

                                   FIRST FUNDS
                            1625 BROADWAY, SUITE 2200
                             DENVER, COLORADO 80202
                                 1-800-442-1941

          SPECIAL MEETING OF SHAREHOLDERS OF FIRST FUNDS BOND PORTFOLIO

                            TO BE HELD JUNE 25, 2003

     This combined prospectus and proxy statement (the "Proxy Statement") is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the "Board") of the Bond Portfolio ("Bond Portfolio"), a series of First Funds (the "Trust"), for a Special Meeting of the Shareholders of the Bond Portfolio ("Meeting"). The Meeting will be held on June 25, 2003, at 4:00 p.m., Mountain time, at the offices of First Funds, 1625 Broadway, Suite 2200, Denver, Colorado 80202.

     At the Meeting, shareholders of the Bond Portfolio will be asked to consider and act on the following proposals:

     1. To approve an Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of the Bond Portfolio by the Intermediate Bond Portfolio ("Intermediate Bond Portfolio"), a separate series of the Trust, in exchange for shares of the Intermediate Bond Portfolio and the assumption of all liabilities of the Bond Portfolio by the Intermediate Bond Portfolio and (b) the subsequent liquidation of the Bond Portfolio.

     2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     Shareholders of the Bond Portfolio are being asked to vote to approve an Agreement and Plan of Reorganization ("Reorganization Agreement"). The Reorganization Agreement contemplates the transfer of all of the assets of the Bond Portfolio to the Intermediate Bond Portfolio in exchange for shares of the Intermediate Bond Portfolio having an aggregate net value equal to the net asset value of the Bond Portfolio and the assumption by the Intermediate Bond Portfolio of all of the liabilities of the Bond Portfolio (the "Reorganization"). The Bond Portfolio would then distribute to its shareholders the shares of the Intermediate Bond Portfolio to which each shareholder is entitled. The Trustees would then authorize the liquidation of the Bond Portfolio.

     Under the Reorganization Agreement, each shareholder of the Bond Portfolio would be entitled to receive shares of the Intermediate Bond Portfolio having an aggregate net asset value equal to the aggregate net asset value of the shares of the Bond Portfolio held by that shareholder, as of the close of business on the business day of the closing of the Reorganization. You are being asked to approve the Reorganization Agreement pursuant to which the Reorganization would be accomplished. Because the shareholders of the Bond Portfolio are being asked to approve a transaction that will result in their holding shares of the Intermediate Bond Portfolio, this Proxy Statement also serves as a Prospectus for the Intermediate Bond Portfolio.

     If the Reorganization Agreement is approved by shareholders of the Bond Portfolio, holders of Class I Shares of the Bond Portfolio will receive Class I Shares of the Intermediate Bond Portfolio, and no sales charge will be imposed. Holders of Class A Shares and Class C Shares of the Bond Portfolio will receive Class A Shares or Class C Shares, respectively, of the Intermediate Bond Portfolio, and no sales charge will be imposed.

     This transaction is being structured as a tax-free reorganization. See "Information About the Reorganization--Federal Income Tax Consequences." Shareholders should consult their tax advisors to determine the actual impact of the Reorganization in light of their individual tax circumstances.

     Both the Bond Portfolio and the Intermediate Bond Portfolio are diversified series of the Trust. The Bond Portfolio and the Intermediate Bond Portfolio have similar investment objectives. The investment objective of Bond Portfolio is to achieve maximum total return through current income by investing at least 80% of its total assets in fixed-income securities. The Intermediate Bond Portfolio seeks current income consistent with the preservation of capital by investing at least 80% of its total assets in fixed-income securities. Furthermore, assets held by the Intermediate Bond Portfolio maintain a dollar weighted average maturity of greater than 3 years but less than 10 years.

     As to investment policies and strategies, both the Bond Portfolio and the Intermediate Bond Portfolio invest primarily in investment grade debt securities and obligations issued by the U.S. government and U.S. corporations, as well as investment grade mortgage-backed and asset-backed securities. The Intermediate Bond Portfolio, however, invests primarily in short to intermediate-term bonds, while the Bond Portfolio invests primarily in medium to long-term bonds.

     While both the Bond Portfolio and the Intermediate Bond Portfolio may invest in unrated securities, investments by the Intermediate Bond Portfolio in unrated securities are limited to 5% of its net assets, whereas, investments by the Bond Portfolio in unrated securities are not limited as long as Highland Capital Management Corp., the Bond Portfolio's sub-advisor, determines that such unrated securities are of equivalent quality to the other securities in which the Bond Portfolio invests.

     Each Portfolio may invest without limit in securities of foreign issuers and engage in foreign currency transactions (subject to its overall investment objectives and policies set forth above).

     First Tennessee Bank National Association serves as investment advisor for both the Bond Portfolio and the Intermediate Bond Portfolio; however, Highland Capital Management Corp. serves as sub-advisor to the Bond Portfolio and Martin & Company, Inc. serves as sub-advisor to the Intermediate Bond Portfolio. First Tennessee and the sub-advisors are described in more detail under "Information About Management of the Bond Portfolio and the Intermediate Bond Portfolio" in this Proxy Statement/Prospectus.

     This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the Intermediate Bond Portfolio that a prospective investor should know before investing. A Statement of Additional Information dated the date hereof and included as Part B to this Proxy Statement/Prospectus is incorporated herein by reference into this Proxy Statement/Prospectus. A Statement of Additional Information dated October 28, 2002, as amended on February 26, 2003, is incorporated herein by reference into this Proxy Statement/Prospectus. If you would like to receive a copy of the Statement of Additional Information relating to this Proxy Statement/Prospectus and any subsequent shareholder reports, call 1-800-442-1941, or write the Intermediate Bond Portfolio at 1625 Broadway, Suite 2200, Denver, Colorado 80202 and you will be mailed one free of charge.

     The following documents have been filed with the Securities and Exchange Commission ("SEC"): (i) the Prospectus of the Trust dated October 28, 2002, as supplemented February 26, 2003; (ii) the Statement of Additional Information for the Trust dated October 28, 2002, as supplemented February 26, 2003; (iii) the Annual Report for the Trust dated June 30, 2002; (iv) the Semi-Annual Report for the Trust dated December 31, 2002. Copies of these documents, the Statement of Additional Information related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge by calling First Funds at 1-800-442-1941 or by writing to First Funds at 1625 Broadway, Suite 2200, Denver, Colorado 80202. In addition, the SEC maintains a website (www.sec.gov) that contains the Statement of Additional Information and other material incorporated by reference, together with other information regarding the Bond Portfolio and the Intermediate Bond Portfolio.

     Accompanying this Proxy Statement/Prospectus as Exhibit A is a copy of the Agreement and Plan of Reorganization pertaining to the transaction and a Statement of Additional Information dated June 2, 2003.

     MUTUAL FUND SHARES ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN RISKS, INCLUDING

THE POSSIBLE LOSS OF PRINCIPAL. THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

TABLE OF CONTENTS                                                                             i
COMMON QUESTIONS AND ANSWERS ABOUT THE REORGANIZATION                                         1
SUMMARY OF THE PROPOSED REORGANIZATION                                                        3
     The Reorganization                                                                       3
     Investment Objectives, Policies and Strategies                                           3
     Performance of the Bond Portfolio and the Intermediate Bond Portfolio                    4
     Summary Comparison of Fees and Expenses                                                  6
     Purchase and Redemption Procedures                                                       9
     Exchange Privileges                                                                      9
     Dividends and Distributions                                                              9
     Tax Consequences                                                                        10
     Shareholder Voting Rights                                                               10
PRINCIPAL RISK FACTORS                                                                       11
     Call Risk                                                                               11
     Credit Risk                                                                             11
     Extension Risk                                                                          11
     Interest Rate Risk                                                                      11
     Liquidity Risk                                                                          11
     Inflation Risk                                                                          11
     Foreign Securities Risk                                                                 11
INFORMATION ABOUT THE REORGANIZATION                                                         12
     Reasons for the Reorganization                                                          12
     Reorganization Agreement                                                                13
     Description of the Intermediate Bond Portfolio's Shares                                 14
     Federal Income Tax Consequences                                                         14
     Capitalization                                                                          15
COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES                                             16
     Investment Objectives of Each Portfolio                                                 16
     Primary Investments of Each Portfolio                                                   16
     Portfolio Instruments and Practices                                                     17
     Risk Factors                                                                            22
MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE  AND FINANCIAL HIGHLIGHTS                   24
     Overview                                                                                24
     Bond Portfolio                                                                          24
     Intermediate Bond Portfolio                                                             24
     Hypothetical Investment in Portfolios                                                   25
     Rule 12b-1 Fees                                                                         27
     Financial Highlights                                                                    29
HOW TO PURCHASE, SELL AND EXCHANGE SHARES                                                    36
     Purchasing Shares                                                                       36
     Exchanging Shares                                                                       36
     Redeeming Shares                                                                        36
     Share Class Selection                                                                   36
     Applicable Sales Charge                                                                 37
     CDSC                                                                                    38
POLICIES AND PROCEDURES FOR YOUR INVESTMENT                                                  38
     Purchase Information                                                                    38
     Who May Purchase Shares?                                                                38
     How Is an Institutional Account Established?                                            39
     Methods for Purchasing Shares                                                           39
     Policies for Purchasing Shares                                                          40
     Timing of Orders                                                                        41
     Sales Charge Waivers and Reductions--class A Shares                                     41
     Redemption Information                                                                  43

     Methods for Redeeming Shares                                                            43
     Policies for Redeeming Shares                                                           44
     Exchange Information                                                                    44
     Methods for Exchanging Shares                                                           44
     Policies for Exchanging Shares                                                          45
     Additional Policies for Purchases, Exchanges and Redemptions                            46
     Shareholder Privileges                                                                  46
     Distribution and Shareholder Servicing Plans                                            47
     Valuing of Fund Shares                                                                  47
     Distributions                                                                           48
     Individual Federal Tax Consequences                                                     48
     Portfolio Federal Tax Consequences                                                      48
INFORMATION ABOUT MANAGEMENT OF THE BOND PORTFOLIO AND THE INTERMEDIATE BOND PORTFOLIO       49
     Investment Advisor                                                                      49
ADDITIONAL INFORMATION ABOUT THE BOND PORTFOLIO AND THE INTERMEDIATE BOND PORTFOLIO          50
OTHER BUSINESS                                                                               50
VOTING INFORMATION                                                                           50
     Proxy Solicitation                                                                      50
     Quorum                                                                                  51
     Vote Required                                                                           51
     Effect of Abstentions and Broker "Non-votes"                                            51
     Adjournments                                                                            51
     Share Information                                                                       52
LEGAL MATTERS                                                                                52
APPENDIX A - AGREEMENT AND PLAN OF REORGANIZATION                                           A-1
PART B - STATEMENT OF ADDITIONAL INFORMATION                                                B-1
PART C - OTHER INFORMATION                                                                  C-1

              COMMON QUESTIONS AND ANSWERS ABOUT THE REORGANIZATION

Q.   How will the Reorganization affect me?

A. The assets of the Bond Portfolio will be combined with those of the Intermediate Bond Portfolio and you will become a shareholder of the Intermediate Bond Portfolio. Following the Reorganization, you will receive shares of the Intermediate Bond Portfolio that are equal in value to the shares of the Bond Portfolio that you held immediately prior to the closing of the Reorganization. (Shareholders of Class I shares, Class A shares and Class C shares of the Bond Portfolio will receive Class I shares, Class A shares and Class C shares, respectively, of the Intermediate Bond Portfolio.)

Q.   Why is the Reorganization being recommended?

A. The primary purposes of the Reorganization are to seek future economies of scale and to eliminate certain costs associated with operating the Bond Portfolio and the Intermediate Bond Portfolio separately. For example, the Reorganization will enable shareholders of both the Bond Portfolio and the Intermediate Bond Portfolio to experience higher asset levels in the combined Intermediate Bond Portfolio, which will result in the costs associated with operating the Bond Portfolio and the Intermediate Bond Portfolio which are not charged based on the level of assets, such as transfer agency, accounting and printing expenses, being spread over a larger asset base. Higher asset levels also should benefit portfolio management by permitting larger individual portfolio investments that may result in reduced transaction costs and/or more favorable pricing.

The Board also considered the performance, fees and expenses, and asset growth of the Bond Portfolio and the Intermediate Bond Portfolio. The Board noted that while past performance is no guarantee or prediction of future results, the Intermediate Bond Portfolio had experienced consistently positive performance in the past. The Board also noted that the investment management fee for the Intermediate Bond Portfolio is lower than that of the Bond Portfolio, although voluntary waivers by the adviser result in the overall expense ratios for the funds being similar. As to asset growth, the Board noted that the Intermediate Bond Portfolio had attracted new assets fairly steadily over the last three years while the Bond Portfolio had not.

Q. How do the fees paid by the Intermediate Bond Portfolio compare to those payable by the Bond Portfolio?

A. The total operating expenses of the Intermediate Bond Portfolio, on a contractual basis and without giving effect to fee waivers, are generally lower than those of the Bond Portfolio. The investment advisor of both Portfolios has granted voluntary fee waivers. After giving effect to the fee waivers, the net operating expenses of the Class I shares of the Intermediate Bond Portfolio are the same as those of the Class I shares of the Bond Portfolio, and the net operating expenses of the Class A shares and Class C shares of the Intermediate Bond Portfolio are higher than those of the Class A shares and the Class C shares of the Bond Portfolio. The fee waivers are voluntary and can be terminated by the investment advisor at any time. Pro forma fee, expense and financial information is included for your reference in this Proxy Statement/Prospectus.

Q. Will I have to pay any sales load, commission or other transactional fee in connection with the Reorganization?

A. No. The full value of your shares of the Bond Portfolio will be exchanged for shares of the indicated class of the Intermediate Bond Portfolio without any sales load, commission or other transactional fee being imposed. The Intermediate Bond Fund will bear the direct and indirect expenses of the Reorganization based upon the combined net assets following the Reorganization. Such expenses include legal fees paid to Baker, Donelson, Bearman & Caldwell for preparation of the legal documents for the Reorganization, proxy administration expenses related to the shareholder vote on the Reorganization and fees charged by Boston Financial Data Systems, the transfer agent, for services performed in connection with the transfer of securities from the Bond Fund to the Intermediate Bond Fund.

Q. Who will serve as investment advisor and provide other services to the Intermediate Bond Portfolio?

A. The Intermediate Bond Portfolio has the same investment advisor (First Tennessee), the same administrator (ALPS Mutual Funds Services, Inc.), co-administrator (First Tennessee) and the same distributor (ALPS

Distributors, Inc.) as the Bond Portfolio. In addition, First Tennessee has retained Martin & Company, Inc. to serve as sub-advisor of the Intermediate Bond Portfolio.

Q. Will I have to pay any Federal income taxes as a result of the Reorganization?

A. The transaction is intended to qualify as a tax-free reorganization for Federal income tax purposes. Assuming the Reorganization qualifies for such treatment, shareholders would not recognize taxable gain or loss as a result of the Reorganization. As a condition to the closing of the Reorganization, the Bond Portfolio will receive an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. You should separately consider any state, local and other tax consequences in consultation with your tax advisor. Opinions of counsel are not binding on the IRS or the courts.

Q. Will I continue to be able to exchange my shares for shares of other Portfolios of the First Funds?

A.   Yes. Holders of Class I, Class A and Class C shares of the Bond
Portfolio may, either before or after the Reorganization, exchange their shares for shares of the same class of other funds of the Trust, subject to certain restrictions described in the prospectus of the Trust. Before requesting any such exchange, shareholders should carefully review the applicable prospectus for the other fund to ensure that the fund meets their investment objectives and needs.

                     SUMMARY OF THE PROPOSED REORGANIZATION

     This section is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Agreement and Plan of Reorganization ("Reorganization Agreement"), a copy of which is attached to this Proxy Statement/Prospectus as Exhibit A. You should read the entire Proxy Statement/Prospectus carefully.

THE REORGANIZATION

     At a meeting on April 9, 2003, the Trustees of the Trust approved the Reorganization Agreement. Subject to approval of the shareholders of the Bond Portfolio, the Reorganization Agreement provides for:

          - the transfer of all of the assets of the Bond Portfolio to the Intermediate Bond Portfolio in exchange for shares of the Intermediate Bond Portfolio having an aggregate net asset value equal to the net asset value of the Bond Portfolio and the assumption by the Intermediate Bond Portfolio of all of the liabilities of the Bond Portfolio.

          - the distribution to each of the shareholders of the Bond Portfolio of shares of the Intermediate Bond Portfolio having an aggregate net asset value equal to the aggregate net asset value of the shares of the Bond Portfolio held by that shareholder; and

          -    the complete liquidation of the Bond Portfolio.

     The Reorganization is scheduled to be effective upon the close of business Thursday, June 26, 2003, or on a later date as the parties may agree ("Closing Date"). As a result of the Reorganization, each shareholder of the Bond Portfolio will become the owner of the number of full and fractional shares of the Intermediate Bond Portfolio having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Bond Portfolio shares as of the close of business on the Closing Date. Shareholders of Class I shares, Class A shares and Class C shares of the Bond Portfolio will receive Class I shares, Class A shares and Class C shares, respectively, of the Intermediate Bond Portfolio. See "Information About the Reorganization" below.

     For the reasons set forth below under "Reasons for the Reorganization," the Board, including all of the Independent Trustees, has concluded that the Reorganization would be in the best interests of the shareholders of the Bond Portfolio and that the interests of the Bond Portfolio's existing shareholders would not be diluted as a result of the Reorganization, and therefore has submitted the Reorganization Agreement for approval to you, the shareholders of the Bond Portfolio. The Board recommends that you vote "FOR" the Reorganization Agreement effecting the Reorganization. The Board has also approved the Reorganization on behalf of the Intermediate Bond Portfolio.

     Approval of the Reorganization requires the affirmative vote of the holders of the lesser of (a) 67% or more of the shares of the Bond Portfolio present at the meeting or represented by proxy if holders of more than 50% of the outstanding shares of the Bond Portfolio are present or represented by proxy, or
(b) more than 50% of the outstanding shares of the Bond Portfolio. See "Voting Information."

INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES

     Both Portfolios have similar investment objectives The investment objective of the Bond Portfolio is to achieve maximum total return through current income by investing at least 80% of its total assets in fixed-income securities. The Intermediate Bond Portfolio seeks current income consistent with the preservation of capital by investing at least 80% of its total assets in fixed-income securities. Furthermore, assets held by the Intermediate Bond Portfolio maintain a dollar weighted average maturity of greater than 3 years but less than 10 years.

     As to investment policies and strategies, both Portfolios invest primarily in investment grade debt securities and obligations issued by the U.S. government and U.S. corporations, as well as investment grade mortgage-backed and asset-backed securities. The Intermediate Bond Portfolio, however, invests primarily in short to intermediate-term bonds, while the Bond Portfolio invests primarily in medium to long-term bonds.

     While both Portfolios may invest in unrated securities, investments by the Intermediate Bond Portfolio in unrated securities are limited to 5% of its net assets, whereas, investments by the Bond Portfolio in unrated securities are not limited as long as Highland Capital Management Corp., the Bond Portfolio's sub-advisor, determines that such unrated securities are of equivalent quality to the other securities in which the Bond Portfolio invests.

     Each Portfolio may invest without limit in securities of foreign issuers and engage in foreign currency transactions (subject to its overall investment objectives and policies set forth above).

PERFORMANCE OF THE BOND PORTFOLIO AND THE INTERMEDIATE BOND PORTFOLIO

     The bar charts that follow provide some indication of the risk of an investment in each Portfolio. The bar charts show each Portfolio's performance for each full calendar year since the inception of the Portfolio's oldest class of shares. The table shows how each Portfolio's average annual total returns for different calendar periods over the life of the Portfolio compares to those of certain broad-based securities market indices.

     The annual returns in the first bar chart are for the Bond Portfolio's Class I shares. Performance of the Bond Portfolio's Class A and Class C shares, net of applicable sales charges, would have been similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see "Summary Comparison of Fees and Expenses" below for information about the difference between the share classes.

     The annual returns in the second bar chart are for the Intermediate Bond Portfolio's Class I shares. Performance of the Intermediate Bond Portfolio's Class A, Class B and Class C shares, net of applicable sales charges, would have been similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see "Summary Comparison of Fees and Expenses" below for information about the difference between the share classes.

     When you consider this information, please remember that each Portfolio's performance in the past years (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

                             Bond Portfolio Class I

[CHART]

Year-By-Year Total Return (Class I)

12/31/94         -3.35%
12/31/95         19.38%
12/31/96          1.93%
12/31/97          9.28%
12/31/98          8.99%
12/31/99         -2.61%
12/31/00         11.26%
12/31/01          8.35%
12/31/02          7.18%

Best quarter (quarter ended June 30, 1995) -- 6.58%
Worst quarter (quarter ended March 31, 1996) -- (2.88)%
Year-to-date return (as of March 31, 2003) -- 1.64%

                       Intermediate Bond Portfolio Class I

[CHART]

Year-By-Year Total Return (Class I)

12/31/99          0.25%
12/31/00         10.66%
12/31/01          8.71%
12/31/02          9.57%

Best quarter (quarter ended Sept.30, 2001) -- 4.92%
Worst quarter (quarter ended June 30, 1999) -- (0.68)%
Year-to-date return (as of March 31, 2003) -- 1.09%

     The table below shows what the average annual total returns for the Bond Portfolio and the Intermediate Bond Portfolio were for certain periods compared to the Lehman Brothers Government/Credit Bond Index and the Lehman Brothers Intermediate Government/Credit Bond Index. The index is unmanaged and is not subject to fees and expenses typically associated with the management of investment company portfolios. Investments cannot be made directly in the index. Comparisons with the index, therefore, are of limited use. The index is included because it is widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

     The Portfolios' past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

        Average Annual Total Return (for periods ended December 31, 2002)

                                                   1 YEAR        5 YEAR     SINCE INCEPTION(1)
                                                   ------        ------     ------------------
Bond Portfolio Class I
      Return Before Taxes                           7.18%         6.52%            6.48%
      Return After Taxes on Distributions           4.93%         4.05%            3.99%
      Return After Taxes on Distributions
        and Sale of Fund Shares                     4.27%         3.99%            3.95%
Bond Portfolio Class A
      Return Before Taxes                           2.94%         5.40%            5.53%
Bond Portfolio Class C
      Return Before Taxes                           5.37%         5.61%            5.39%

Lehman Brothers Gov't/Credit Index(2)              11.02%         7.61%            7.17%

(1) The inception dates for the Class I, Class A and Class C shares of the Bond Portfolio are 8/2/93, 12/20/95 and 12/9/93, respectively. The index returns from inception for the Bond Portfolio are from 8/2/93.
(2) Lehman Brothers Government/Credit Index, an unmanaged index, is a broad measure of bond performance, and includes reinvestment of dividends and capital gains. This index includes only investment-grade bonds with maturities over one year.

        Average Annual Total Return (for periods ended December 31, 2002)

                                                                1 YEAR      SINCE INCEPTION(1)
                                                                ------      ------------------
Intermediate Bond Portfolio Class I
      Return Before Taxes                                         9.57%            7.33%
      Return After Taxes on Distributions                         7.34%            4.96%
      Return After Taxes on Distributions and Sale of Fund
        Shares                                                    5.78%            4.68%
Intermediate Bond Portfolio Class A
      Return Before Taxes                                         5.50%            6.28%
Intermediate Bond Portfolio Class C
      Return Before Taxes                                         7.73%            6.52%

Lehman Brothers Intermediate Gov't/Credit Index(2)                9.82%            7.47%

(1) The inception dates for the Class I, Class A, Class B and Class C shares of the Intermediate Bond Portfolio are 3/2/98, 3/9/98, 10/28/02, and 5/19/98, respectively. Information for Class B shares is not included in the table because Class B has not been in existence for one full calendar year. The index returns from inception for the Intermediate Bond Portfolio are from 3/2/98.
(2) Lehman Brothers Intermediate Government/Credit Index, an unmanaged index, is a broad measure of bond performance, and includes reinvestment of dividends and capital gains. This index includes only investment-grade bonds with maturities of up to ten years.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Portfolio shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Portfolio shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only, and after tax returns for other classes will vary.

SUMMARY COMPARISON OF FEES AND EXPENSES

     The following tables compare the fees and expenses of each class of the Bond Portfolio and the Intermediate Bond Portfolio and show the estimated fees and expenses for each class on a pro forma basis, giving effect to the Reorganization. The Bond Portfolio I Shares, A Shares and C Shares and the Intermediate Bond Portfolio I Shares, A Shares and C Shares information is based on expenses for the fiscal year ended June 30, 2002. The pro forma information is estimated in good faith.

     SHAREHOLDER FEES such as sales load, redemption fees or exchange fees are charged directly to an investor's account. The Portfolios' I Shares are no-load investments, so there are generally no shareholder fees when you buy or sell I Shares. The table below describes the shareholder fees that you may pay if you buy and hold shares of the Portfolios.

     ANNUAL PORTFOLIO OPERATING EXPENSES are paid out of each Portfolio's assets and include fees for Portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. The table below describes the annual portfolio operating expenses for each Portfolio. You do not pay these fees directly but, as the example that follows the table shows below, these costs are borne indirectly by all shareholders.

                                                                        INTERMEDIATE BOND       PRO FORMA
                                                  BOND PORTFOLIO            PORTFOLIO           COMBINED
                                                 ----------------       -----------------       ---------
Class I Shares
  SHAREHOLDER FEES
       Maximum Sales Charge (Load) Imposed on           None                  None                 None
          Purchases (as a percentage of
          offering price
       Maximum Deferred Sales Charge (Load)             None                  None                 None
          (as a percentage of original
          purchase price or redemption
          proceeds, as applicable)
       Maximum Sales Charge (Load) Imposed on           None                  None                 None
          Reinvested Dividends
       Redemption Fees                                  None                  None                 None
       Exchange Fees                                    None                  None                 None
   ANNUAL PORTFOLIO OPERATING EXPENSES
       Management Fee (1)                               0.55%                 0.50%                0.50%
       Distribution (12b-1) Fee                         None                  None                 None
       Other Expenses                                   0.32%                 0.32%                0.31%
                                                 --------------------------------------------------------
       Total Operating Expenses                         0.87%                 0.82%                0.81%
       Fee Waivers                                     (0.25%)               (0.20%)              (0.20%)
                                                 --------------------------------------------------------
       Net Operating Expenses                           0.62%                 0.62%                0.61%
                                                 ========================================================
Class A Shares
   SHAREHOLDER FEES
       Maximum Sales Charge (Load) Imposed on           3.75%                 3.50%                3.50%
          Purchases (as a percentage of
          offering price
       Maximum Deferred Sales Charge (Load)             None                  None                 None
          (as a percentage of original
          purchase price or redemption
          proceeds, as applicable)
       Maximum Sales Charge (Load) Imposed on           None                  None                 None
          Reinvested Dividends
       Redemption Fees                                  None                  None                 None
       Exchange Fees                                    None                  None                 None
   ANNUAL PORTFOLIO OPERATING EXPENSES
       Management Fee (1)                               0.55%                 0.50%                0.50%
       Distribution (12b-1) Fee                         None                  None                 None
       Other Expenses                                   0.56%                 0.57%                0.56%
                                                 --------------------------------------------------------
       Total Operating Expenses                         1.11%                 1.07%                1.06%
       Fee Waivers                                     (0.25%)               (0.20%)              (0.20%)
                                                 --------------------------------------------------------
       Net Operating Expenses                           0.86%                 0.87%                0.86%
                                                 ========================================================
Class C Shares
   SHAREHOLDER FEES
       Maximum Sales Charge (Load) Imposed on           None                  None                 None
          Purchases (as a percentage of
          offering price
       Maximum Deferred Sales Charge (Load)             1.00%(2)              1.00%(2)             1.00%(2)
          (as a percentage of redemption
          proceeds)
       Maximum Sales Charge (Load) Imposed on           None                  None                 None
          Reinvested Dividends
       Redemption Fees                                  None                  None                 None
       Exchange Fees                                    None                  None                 None
   ANNUAL PORTFOLIO OPERATING EXPENSES
       Management Fee (1)                               0.55%                 0.50%                0.50%
       Distribution (12b-1) Fee                         0.75%(3)              0.75%(3)             0.75%(3)

       Other Expenses                                   0.61%                 0.64%                0.60%
                                                 --------------------------------------------------------
       Total Operating Expenses                         1.91%                 1.89%                1.85%
       Fee Waivers                                     (0.25%)               (0.20%)              (0.20%)
                                                 --------------------------------------------------------
       Net Operating Expenses                           1.66%                 1.69%                1.65%
                                                 ========================================================

(1) First Tennessee, as Adviser, has contractually agreed through June 30, 2004, to waive a portion of the investment management fee that it is entitled to receive under the Investment Advisory and Management Agreement to the extent that such management fee exceeds 0.30% of the average net assets of the Portfolio. This fee waiver is applicable to both the Bond Portfolio and the Intermediate Bond Portfolio.

(2) Applied to redemptions made during the first 16 months after purchase. No deferred sales charges are imposed on redemptions from Class C after 16 months from date of purchase.

(3) The trustees have agreed to limit the 12b-1 fees applicable to Class C shares to 0.50%.

Examples:

     The following examples are intended to help you compare the cost of investing in the Portfolios to the cost of investing in other mutual funds with similar investment objectives. The examples assume that you invest $10,000 in each of the Portfolios for the time period indicated and then redeem all of your shares at the end of those periods. The examples assume that your investment has a 5% average annual return and that you reinvest all of your dividends at the end of each period. The examples reflect gross fees and do not take into account any fee waivers which may be in effect. Your actual costs may be higher or lower.

IF SHARES ARE REDEEMED:

                                                1 YEAR         3 YEARS        5 YEARS       10 YEARS
                                                -------        -------        -------       --------
I Shares
       Bond Portfolio                           $    89        $   277        $   482       $  1,072
       Intermediate Bond Portfolio              $    84        $   262        $   455       $  1,013
       Pro Forma Combined                       $    83        $   259        $   449       $  1,001
A Shares
       Bond Portfolio                           $   483        $   715        $   963       $  1,675
       Intermediate Bond Portfolio              $   455        $   678        $   919       $  1,609
       Pro Forma Combined                       $   454        $   675        $   914       $  1,598
C Shares
       Bond Portfolio                           $   293        $   600        $ 1,031       $  2,230
       Intermediate Bond Portfolio              $   292        $   594        $ 1,021       $  2,209
       Pro Forma Combined                       $   288        $   582        $ 1,000       $  2,166

(1) The Intermediate Bond Portfolio Class B example reflects the conversion of Class B Shares to Class A Shares after six years from the date of purchase of Class B Shares.

IF SHARES ARE NOT REDEEMED:

                                                1 YEAR         3 YEARS        5 YEARS       10 YEARS
                                                -------        -------        -------       --------
I Shares
       Bond Portfolio                           $    89        $   277        $   482       $  1,072
       Intermediate Bond Portfolio              $    84        $   262        $   455       $  1,013
       Pro Forma Combined                       $    83        $   259        $   449       $  1,001
A Shares
       Bond Portfolio                           $   483        $   715        $   963       $  1,675
       Intermediate Bond Portfolio              $   455        $   678        $   919       $  1,609
       Pro Forma Combined                       $   454        $   675        $   914       $  1,598
C Shares
       Bond Portfolio                           $   193        $   600        $ 1,031       $  2,230

       Intermediate Bond Portfolio              $   192        $   594        $ 1,021       $  2,209
       Pro Forma Combined                       $   188        $   582        $ 1,000       $  2,166

(1) The Intermediate Bond Portfolio Class B example reflects the conversion of Class B Shares to Class A Shares after six years from the date of purchase of Class B Shares.

PURCHASE AND REDEMPTION PROCEDURES

     Purchases and redemptions of shares are subject to certain minimum investment requirements, charges, and waivers of charges applicable to the various classes of both the Bond Portfolio and the Intermediate Bond Portfolio. For details on how to purchase or redeem shares of either Portfolio see "How to Purchase, Sell and Exchange Shares--Policies and Procedures for Your Investment."

EXCHANGE PRIVILEGES

     You may exchange shares of each class of each Portfolio for shares of the same class in other series of First Funds to the extent the class exists and shares are offered for sale in the shareholder's state of residence and subject to any applicable sales charge. The redemption and purchase will be made at their relative net asset values next determined after the exchange request is received and accepted by the Transfer Agent. We will not impose any exchange fee on any of these exchange privileges. Any exchange will be a taxable event for which you may have to recognize a gain or loss under Federal income tax law. We reserve the right to refuse any specific purchase order, including certain purchases by exchange if, in the opinion of the Portfolio's sub-advisor, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected. Exchanges or purchase orders may be restricted or refused if the Portfolio receives or anticipates individual or simultaneous orders affecting significant portions of the Portfolio's assets. Although the Portfolio will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Portfolio reserves the right to modify or withdraw the exchange privilege upon 60 days notice and to suspend the offering of shares in any Class without notice to shareholders. You or your Institutional Investor, if you are invested in Class I, will receive written confirmation of each exchange transaction.

     If you exchange shares subject to a contingent deferred sales charge ("CDSC"), the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any Portfolio into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. Also, Class I shares converted to Class C shares will not be subject to the 1% CDSC in the first 16 months. When making an exchange or opening an account in another Portfolio by exchange, the registration and tax identification numbers of the two accounts must be identical. To open a new account through exchange, the minimum initial investment requirements must be met.

     Exchanges are generally not permitted from Class I to another Class. Should a beneficial owner of Class I shares cease to be eligible to purchase shares of Class I, Class I shares held in an Institutional Account may be converted to shares of another Class.

DIVIDENDS AND DISTRIBUTIONS

     Both Portfolios declare dividends daily and pay dividends monthly from net investment income, if any, and distribute net realized capital gains, if any, at least annually. As described in more detail in "How to Purchase, Sell and Exchange Shares--Distributions" below, dividends are generally subject to Federal income tax. For both Portfolios, all dividends and distributions are reinvested automatically in additional shares of the respective Portfolio at net asset value, without a sales charge or a contingent deferred sales charge, unless the shareholder elects to be paid in cash. Following the Reorganization, Bond Portfolio shareholders that have elected to receive distributions in cash will continue to receive distributions in such manner from the Intermediate Bond Portfolio. See "How to Purchase, Sell and Exchange Shares--Distributions."

TAX CONSEQUENCES

     Prior to the completion of the Reorganization, the Bond Portfolio will have received an opinion of counsel to the effect that, based on certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. See "Information about the Reorganization--Federal Income Tax Considerations."

SHAREHOLDER VOTING RIGHTS

     Neither the Bond Portfolio nor the Intermediate Bond Portfolio, each a series of the same Massachusetts business trust, holds annual shareholder meetings. The 1940 Act requires that a shareholder meeting be called for the purpose of electing Trustees at such time as fewer than a majority of Trustees holding office have been elected by shareholders. The Trust's Declaration of Trust further provides that shareholders shall have the power to vote (i) for the removal of Trustees in the manner provided therein, (ii) with respect to any investment advisory or management contract as provided therein, (iii) with respect to an amendment to the Declaration of Trust as provided therein, and
(iv) with respect to such additional matters relating to the Trust, or the Bylaws of the Trust, or any registration of the Trust with the Securities and Exchange Commission ("SEC") or any State, as the Trustees may consider desirable. Either Portfolio will hold a shareholder meeting upon the written request of shareholders holding at least 10% of that Portfolio's outstanding shares.

     This solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview. The cost of preparing, printing and mailing this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies will be paid by First Funds. In addition, First Funds may also reimburse financial intermediaries for their reasonable expenses in forwarding solicitation materials to shareholders.

                             PRINCIPAL RISK FACTORS

     The Bond Portfolio and the Intermediate Bond Portfolio both invest in fixed-income securities and are subject to the risks inherent in investment in debt obligations. The Portfolios' principal risk factors are described below. The Portfolios may also use certain investment practices that have higher risks associated with them. These certain investment practices and their associated risks are described in "Comparison of Investment Objectives and Policies - Portfolio Instruments and Practices."

     CALL RISK. Because each Portfolio may invest substantially all of its assets in callable securities, a risk of each Portfolio is that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates.

     CREDIT RISK. Both Portfolios may be subject to the risk that the issuer of a security, or a party to a contract, will default or otherwise not honor a financial obligation.

     EXTENSION RISK. Both Portfolios may be subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and the Portfolio will also suffer from the inability to invest in higher yielding securities.

     INTEREST RATE RISK. The risk of a decline in market value of an interest bearing instrument due to changes in interest rates may affect both Portfolios. For example, a rise in interest rates typically will cause the value of a fixed-rate security to fall. On the other hand, a decrease in interest rates will cause the value of a fixed-rate security to increase.

     LIQUIDITY RISK. Both Portfolios may be subject to the risk that certain securities or other investments may be difficult or impossible to sell at the time the Portfolios would like to sell them or it may be difficult for the Portfolios to sell the investment for the value the particular Portfolio has placed on it.

     INFLATION RISK. Because the Portfolios may invest in Money Market Funds, they are subject to the risk that their investment will not provide enough income to keep pace with inflation.

     FOREIGN SECURITIES RISK. Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolio's performance may depend on issues other than the performance of a particular company. In addition to LIQUIDITY RISK, discussed above, these issues include:

            FOREIGN INVESTMENT RISK. Foreign investments may be adversely affected by political instability of the issuer's country, changes in currency exchange rates, foreign economic conditions, or regulatory and reporting standards that are less stringent than those of the United States. Foreign investment risk will normally be greatest when a Portfolio invests in issuers located in emerging countries.

            MARKET RISK. The value of foreign securities markets, particularly those of emerging market countries, may increase or decrease, sometimes rapidly and unpredictably. This risk is common to all stocks and bonds and mutual funds that invest in them.

            VALUATION RISK. As long as a Portfolio holds a foreign security, the Portfolio is subject to the risk that it has valued certain securities at a higher price than it can sell them. This risk is common where the security is from a relatively new issuer with little or no previous market history and a mutual fund's management is called upon to assign a value to the security.

                      INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

     The Board considered a number of factors before approving the Reorganization, including the recommendation of First Tennessee that the Reorganization occur. Those factors, and First Tennessee's recommendation, are described in this section.

     Currently, the Bond Portfolio and the Intermediate Bond Portfolio are investment portfolios of the same open-end management investment company, and each portfolio must separately bear certain costs of its own operations. Consolidating their separate operations should generally benefit the shareholders of both Portfolios by promoting more efficient operations on a more cost-effective basis. Also, combining assets of the Portfolios should create future economies of scale resulting from the larger asset base of the combined fund after the Reorganization. However, there can be no assurance that the combination of the Portfolios will produce more efficient operations on a cost-effective basis or that economies of scale will be realized.

     First Tennessee considered that certain investment management efficiencies and other benefits could be realized through the combination of the Portfolios. The Reorganization would permit the shareholders of the Bond Portfolio to pursue their investment goals in a larger fund that has investment objectives, policies and restrictions that are compatible with those of the Bond Portfolio. A larger fund should enhance the ability of its Portfolio managers to effect Portfolio transactions on more favorable terms and give them greater investment flexibility and the ability to select a larger number of portfolio securities with the attendant benefits of increased diversification. A larger fund should not be as significantly affected by high levels of shareholder redemptions. In addition, the larger aggregate net assets should enable the combined fund over the long term to obtain the benefits of economies of scale, permitting the reduction of certain costs and expenses which may result in lower overall expense ratios through the spreading of fixed costs of operations over a larger asset base. As a general rule, economies of scale can be realized with respect to fixed expenses, such as printing costs and fees for certain professional services, although expenses that are based on the value of assets or on the number of shareholder accounts, such as transfer agent fees, would be largely unaffected by the Reorganization. However, there can be no assurance that economies of scale can be realized.

     First Tennessee also considered the line-up of funds in the First Fund family, and noted the similarities between the Bond Portfolio and the Intermediate Bond Portfolio. For these reasons First Tennessee recommended that the Board approve the Reorganization.

     In addition to First Tennessee's recommendation, the Board considered the performance, fees and expenses and asset growth of both Portfolios. The Board noted that while past performance is no guarantee or prediction of future results, the Intermediate Bond Portfolio had experienced constantly positive performance in the past and that no changes are contemplated for the Intermediate Bond Portfolio management.

     The Board considered the fees and expenses paid by both Portfolios and noted that the contractual management fee for the Intermediate Bond Portfolio is lower than that of the Bond Portfolio. The total operating expenses of the Intermediate Bond Portfolio, on a contractual basis and without giving effect to fee waivers, are generally lower than those of the Bond Portfolio. The investment advisor of both Portfolios has granted voluntary fee waivers. After giving effect to the waivers, the net operating expenses of the Class I shares of the Intermediate Bond Portfolio are the same as those of the Class I shares of the Bond Portfolio, and the net operating expenses of the Class A shares and Class C shares of the Intermediate Bond Portfolio are higher than those of the Class A shares and the Class C shares of the Bond Portfolio. The fee waivers are voluntary and can be terminated by the investment advisor at any time.

     Based on industry data as of December 31, 2002 compiled by Financial Research Corporation, the Board believes that current market trends suggest greater shareholder interest in funds similar to the Intermediate Bond Portfolio and that long-term bond funds, such as the Bond Portfolio, are less favored in the market and have shown less growth. The Board noted that the Intermediate Bond Portfolio had attracted net shareholder activity in retail shares over the last three years, while the Bond Portfolio had seen relatively no growth in such activity.

     In light of the foregoing considerations, the Board unanimously concluded that the Reorganization is in the best interests of the Bond Portfolio and its shareholders and that the Reorganization would not result in a dilution of shareholders' interests. Similarly, the Board also approved the Reorganization with respect to the Intermediate Bond Portfolio and determined that the Reorganization is in the best interests of shareholders of the Intermediate Bond Portfolio and that the interests of shareholders of the Intermediate Bond Portfolio would not be diluted as a result of the Reorganization.

REORGANIZATION AGREEMENT

     The following summary of the Reorganization Agreement is qualified in its entirety by reference to the form of Reorganization Agreement attached to this Proxy Statement/Prospectus as Exhibit A. The Reorganization Agreement provides that the Intermediate Bond Portfolio will acquire all of the assets, subject to all of the liabilities, of the Bond Portfolio in exchange for shares of the Intermediate Bond Portfolio. Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur upon the close of business on Thursday, June 26, 2003, or on a later date as the parties may agree ("Closing Date"). The net asset value per share of the Bond Portfolio and the net asset value per share of the Intermediate Bond Portfolio will be determined by dividing each Portfolio's assets, less liabilities, by the total number of its outstanding shares.

     Both the Bond Portfolio and the Intermediate Bond Portfolio will utilize ALPS Mutual Funds Services, Inc., the Fund Accountant, to determine the value of their respective portfolio securities. The Bond Portfolio and the Intermediate Bond Portfolio also will use the same independent pricing services to determine the value of each security so that ALPS Mutual Funds Services, Inc. can determine the aggregate value of each Portfolio. Securities held in the Bond Portfolio and the Intermediate Bond Portfolio are valued upon a computerized matrix system, appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations, or at the fair value as determined in good faith under consistently applied procedures under the general supervision of the Board. Short-term securities maturing within 60 days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. These methods of valuation are consistent with Rule 22c-1 under the Investment Company Act of 1940 and with the interpretations of such rule by the SEC.

     The number of full and fractional shares of the Intermediate Bond Portfolio you will receive in the Reorganization will be equal in value to the value of your shares as of the close of regularly scheduled trading on the New York Stock Exchange ("NYSE") on the Closing Date. As promptly as practicable after the Closing Date, the Bond Portfolio will liquidate and distribute pro rata to its shareholders of record as of the close of regularly scheduled trading on the NYSE on the Closing Date the shares of the Intermediate Bond Portfolio received by the Bond Portfolio in the Reorganization. We will accomplish the liquidation and distribution with respect to each class of the Bond Portfolio's shares by the transfer of the Intermediate Bond Portfolio shares then credited to the account of the Bond Portfolio on the books of the Intermediate Bond Portfolio to open accounts on the share records of the Intermediate Bond Portfolio in the names of the Bond Portfolio shareholders. The aggregate net asset value of Class I, Class A and Class C Intermediate Bond Portfolio shares to be credited to Class I, Class A and Class C Bond Portfolio shareholders, respectively, will, with respect to each class, be equal to the aggregate net asset value of the shares (no par value per share) of the Bond Portfolio of the corresponding class owned by the Bond Portfolio shareholders on the Closing Date. All issued and outstanding shares of the Bond Portfolio will simultaneously be canceled on the books of the Bond Portfolio, although share certificates representing interests in Class I, Class A and Class C shares of the Bond Portfolio, if any, will represent a number of the corresponding class of Intermediate Bond Portfolio shares after the Closing Date. The Intermediate Bond Portfolio will not issue certificates representing the Class I, Class A and Class C Intermediate Bond Portfolio shares issued in connection with such exchange.

     After such distribution, the Company will take all necessary steps under the Trust's Declaration of Trust and Bylaws to effect a complete dissolution of the Bond Portfolio.

     The Board has determined, with respect to the Bond Portfolio and the Intermediate Bond Portfolio, that the interests of shareholders of each of those Portfolios will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of each of those Portfolios and its shareholders. The Intermediate Bond Fund will bear the direct and indirect expenses of the Reorganization based upon the combined net assets following the Reorganization. Such expenses include legal fees paid to

Baker, Donelson, Bearman & Caldwell for preparation of the legal documents for the Reorganization, proxy administration expenses related to the shareholder vote on the Reorganization and fees charged by Boston Financial Data Systems, the transfer agent, for services performed in connection with the transfer of securities from the Bond Portfolio to the Intermediate Bond Portfolio.

     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the consummation of the Reorganization, before or after approval by the shareholders of the Bond Portfolio, if circumstances should develop that, in the Board's opinion, make proceeding with the Reorganization inadvisable. The Reorganization Agreement provides that the Trust, on behalf of either the Bond Portfolio or Intermediate Bond Portfolio, may waive compliance with any of the covenants or conditions made therein for the benefit of either Portfolio, other than the requirements that: (i) the Reorganization Agreement be approved by shareholders of the Bond Portfolio; and
(ii) the Trust receive the opinion of the Trust's counsel that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for Federal income tax purposes.

     Approval of the Reorganization requires the affirmative vote of the holders of the lesser of (a) 67% or more of the shares of the Bond Portfolio present at the meeting or represented by proxy if holders of more than 50% of the outstanding shares of the Bond Portfolio are present or represented by proxy, or
(b) more than 50% of the outstanding shares of the Bond Portfolio. See "Voting Information."

     First Tennessee has discretionary voting authority for a majority of the shares of the Bond Portfolio entitled to vote on the Plan and intends to vote all of its shares in favor of the Plan. As a result of the vote by First Tennessee, the Plan will be approved. See "Voting Information."

THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, HAS UNANIMOUSLY RECOMMENDED APPROVAL OF THE REORGANIZATION AGREEMENT.

     Shareholders of the Bond Portfolio as of the Closing Date will receive shares of the Intermediate Bond Portfolio in accordance with the procedures provided for in the Reorganization Agreement, as described above. Each such share will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights.

DESCRIPTION OF THE INTERMEDIATE BOND PORTFOLIO'S SHARES

     Full and fractional shares of the respective class of shares of the Intermediate Bond Portfolio will be issued to the Bond Portfolio's shareholders in accordance with the procedures detailed in the Reorganization Agreement. The Intermediate Bond Portfolio no longer issues share certificates. The shares of the Intermediate Bond Portfolio to be issued to Bond Portfolio shareholders and recorded on the shareholder records of the transfer agent will have no pre-emptive or conversion rights, as more fully described below in "How to Purchase, Sell and Exchange Shares."

FEDERAL INCOME TAX CONSEQUENCES

     The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended ("Code"), with no gain or loss recognized as a consequence of the Reorganization by the Intermediate Bond Portfolio, the Bond Portfolio (except for "Section 1256 contracts", if any) or the shareholders of the Bond Portfolio. As a condition to the closing of the Reorganization, the Bond Portfolio will receive a legal opinion to that effect. That opinion will be based upon certain representations and warranties made by the Bond Portfolio and the Intermediate Bond Portfolio and certifications received from each of the Funds and certain of their service providers.

     Each portfolio declares dividends of its investment company taxable income on a daily basis. Immediately prior to the Reorganization, the Bond Portfolio will pay all declared dividends not yet paid. This dividend, together with all previous dividends, will have the effect of distributing to its shareholders all of the Bond Portfolio's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carry forward). Such dividends will be included in the taxable income of the Bond Portfolio's shareholders.

     As of March 31, 2003, the Bond Portfolio had realized net capital losses of $6,239,568. These losses have not yet been used to offset capital gains, but the Bond Portfolio also had as of the same date unrealized net capital gains significantly in excess of the amount of such losses. The realized net capital losses, after adjustment for any further net capital gains or losses realized on or before the Closing Date, will become tax attributes of the Intermediate Bond portfolio after the Closing Date. The realized net capital losses are considered valuable tax attributes because they can reduce a portfolio's future taxable income and thus reduce the taxable amount distributed to portfolio shareholders. The unrealized net capital gains are considered a negative tax attribute since the realization of these gains may trigger a taxable distribution to each portfolio shareholder who may or may not have an economic gain depending on the price which he or she paid for his or her shares.

     As of March 31, 2003, the Intermediate Bond Portfolio had a realized net capital gain that had not yet been taken into account for tax purposes in the amount of $1,747,832. The Intermediate Bond Portfolio also had unrealized net capital gains as of the same date.

     In summary, these tax attributes expressed as a percentage of the aggregate net asset value of each portfolio on March 31, 2003, are as follows:

                                                            INTERMEDIATE
                                        BOND PORTFOLIO     BOND PORTFOLIO
                                        --------------     ---------------
     Realized net capital losses             2.55%              0.00%
     Realized net capital gains              0.00%              0.69%
     Unrealized net capital gains            6.46%              5.69%

     If the Bond Portfolio has any realized net capital losses after taking into account any transactions before the Closing Date, then the Reorganization may affect the use of these tax attributes in two respects. The first concerns the "sharing" of these tax attributes with the shareholders of the Intermediate Bond Portfolio. If there were no Reorganization, these tax attributes would inure solely to the benefit of the shareholders of the Bond Portfolio. If the Reorganization occurs, these tax attributes carry over (subject to the limitations described below) to the Intermediate Bond Portfolio. That means that any resulting tax benefits inures to all shareholders of the Intermediate Bond Portfolio (i.e., both pre-Reorganization shareholders of the Bond Portfolio and pre-Reorganization shareholders of the Intermediate Bond Portfolio).

     The second manner in which the Reorganization may affect the use of the net realized capital losses concerns certain limitations imposed under the Code with respect to the use of these losses. Very generally, when more than 50% of the stock of a "loss corporation" such as the Bond Portfolio is acquired (as will likely be the case here), the Code imposes various limitations on the use of pre-acquisition losses during post-acquisition periods. The amount of such pre-acquisition losses that can be used each year to offset post-acquisition income is generally limited to an amount equal to the sum of (i) the "federal long-term tax-exempt rate" (the applicable rate as of April 2003 was 4.58%) multiplied by the value of the "loss corporation's" equity, plus (ii) the amount of built-in-gains, if any, that are existing at the time of acquisition and that are recognized within five years thereafter. Considering the current value of the Bond Fund and the amount of current built-in-gains versus the amount of realized pre-acquisition losses, no substantial limitation on the use of these losses is expected. Capital losses in the case of a regulated investment company may generally be carried forward eight years. The pre-acquisition losses of the Bond Fund will not expire prior to June 30, 2010.

     You should consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. Since the foregoing discussion only relates to the Federal income tax consequences of the Reorganization, you should also consult your tax advisor as to state and other local tax consequences, if any, of the Reorganization.

CAPITALIZATION

     The following table shows the capitalization of the Bond Portfolio and the Intermediate Bond Portfolio as of December 31, 2002, and on a pro forma basis as of that date, giving effect to the acquisition of assets at net asset value.

                                           BOND           INTERMEDIATE       PRO FORMA
                                         PORTFOLIO       BOND PORTFOLIO      COMBINED
                                      ---------------   ---------------   ---------------
Net assets (all classes)              $   249,103,692   $   249,009,184   $   498,112,876
Shares outstanding (all classes)           24,237,080        23,298,799        46,601,296
I Shares
       Net assets                     $   245,081,038   $   195,577,384   $   440,658,422
       Shares Outstanding                  23,845,263        18,300,492        41,226,688
       Net asset value per share      $         10.28   $         10.69   $         10.69
A Shares
       Net assets                     $     2,479,214   $    51,234,736   $    53,713,950
       Shares Outstanding                     241,821         4,792,813         5,024,732
       Net asset value per share      $         10.25   $         10.69   $         10.69
B Shares
       Net assets                                 N/A   $       251,385   $       251,385
       Shares Outstanding                         N/A            23,519            23,519
       Net asset value per share                  N/A   $         10.69   $         10.69
C Shares
       Net assets                     $     1,543,440   $     1,945,679   $     3,489,119
       Shares Outstanding                     149,996           181,975           326,357
       Net asset value per share      $         10.29   $         10.69   $         10.69

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

     The following discussion comparing investment objectives, policies and restrictions of the Bond Portfolio and the Intermediate Bond Portfolio is based upon and qualified in its entirety by the respective investment objectives, policies and restrictions sections of the prospectuses of the Bond Portfolio and the Intermediate Bond Portfolio each dated October 28, 2002, as supplemented February 26, 2003, with respect to all classes of shares.

INVESTMENT OBJECTIVES OF EACH PORTFOLIO

     Both Portfolios have similar investment objectives. The investment objective of the Bond Portfolio is to achieve maximum total return through current income by investing at least 80% of its total assets in fixed-income securities. The Intermediate Bond Portfolio seeks current income consistent with the preservation of capital by investing at least 80% of its total assets in fixed-income securities. Furthermore, assets held by the Intermediate Bond Portfolio maintain a dollar weighted average maturity of greater than 3 years but less than 10 years.

PRIMARY INVESTMENTS OF EACH PORTFOLIO

     Both the Bond Portfolio and the Intermediate Bond Portfolio are each diversified series of the Trust. As to investment policies and strategies, both Portfolios invest primarily in investment grade debt securities and obligations issued by the U.S. government and U.S. corporations, as well as investment grade mortgage-backed and asset-backed securities. The Intermediate Bond Portfolio, however, invests primarily in short to intermediate-term bonds, while the Bond Portfolio invests primarily in medium to long-term bonds.

     While both Portfolios may invest in unrated securities, investments by the Intermediate Bond Portfolio in unrated securities are limited to 5% of its net assets, whereas, investments by the Bond Portfolio in unrated securities are not limited as long as Highland Capital Management Corp., the Bond Portfolio's sub-advisor, determines that such unrated securities are of equivalent quality to the other securities in which the Bond Portfolio invests.

     Each Portfolio may invest without limit in securities of foreign issuers and engage in foreign currency transactions (subject to its overall investment objectives and policies set forth above).

PORTFOLIO INSTRUMENTS AND PRACTICES

     Loss of principal is a risk of investing in both Portfolios. As of June 30, 2002, each of the Portfolios were invested only in debt securities and money market mutual funds. Each of the Portfolios may invest in other types of securities and instruments, although neither presently do nor have any present intention of doing so. Further information about the other types of securities and other instruments in which the Portfolios may invest, and certain risks attendant to such investment is set forth below.

     ASSET COVERAGE FOR OPTIONS POSITIONS. The Portfolios will comply with guidelines established by the Securities and Exchange Commission ("SEC") with respect to coverage of options strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolios' assets could impede portfolio management or the Portfolios' ability to meet redemption requests or other current obligations.

     COMBINED POSITIONS. Each Portfolio may purchase and write options in combination with other Portfolios of the Trust, or in combination with forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Portfolios may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CONVERTIBLE SECURITIES. The Portfolios may invest in convertible securities which are preferred stock or debt obligations that pay a fixed dividend or interest payment and are convertible into common stock at a special price or conversion ratio.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match the Portfolios' current or anticipated investments exactly.

     Each Portfolio may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which each typically invests.

     Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolios' investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options markets and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

     The Portfolios may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolios' options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. Each Portfolio may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by each Portfolio to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. Each Portfolio may receive fees for entering into delayed-delivery transactions.

     When purchasing securities on a delayed-delivery basis, each Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with such Portfolio's other investments. If a Portfolio remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a Portfolio has sold a security on a delayed-delivery basis, a Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, such Portfolio could miss a favorable price or yield opportunity, or could suffer a loss.

     Each Portfolio may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

     DERIVATIVE INSTRUMENTS. The Portfolios may invest in instruments and securities generally known as derivative investments for hedging purposes only. These investments may include, but are not limited to, the use of forward currency contracts, put or call option contracts, zero coupon bonds, and stripped fixed-income obligations.

     FOREIGN CURRENCY TRANSACTIONS. The Portfolios may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Portfolios will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the portfolio desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

     Each Portfolio may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Portfolio. The Portfolios may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

     When a Portfolio agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Portfolio will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Portfolio may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Portfolio's investment adviser.

     A Portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Portfolio owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutsche marks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     A Portfolio may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if a Portfolio held investments denominated in Deutsche marks, such Portfolio could enter into forward contracts to sell Deutsche marks and purchase Swiss Francs. This type of strategy, sometimes known as a "cross hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

     Under certain conditions, SEC guidelines require mutual funds to set aside cash or other appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Portfolios will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Portfolios will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

     Successful use of forward currency contracts will depend on the appropriate sub-adviser's skill in analyzing and predicting currency values. Forward contracts may substantially change a Portfolio's investment exposure to changes in currency exchange rates, and could result in losses to a Portfolio if currencies do not perform as the investment adviser anticipates. For example, if a currency's value rose at a time when the investment adviser had hedged a Portfolio by selling that currency in exchange for dollars, a Portfolio would be unable to participate in the currency's appreciation. If the appropriate sub-adviser hedges currency exposure through proxy hedges, a Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the appropriate sub-adviser increases a Portfolio's exposure to a foreign currency, and that currency's value declines, the Portfolio will realize a loss. There is no assurance that the appropriate sub-adviser's use of forward currency contracts will be advantageous to a Portfolio or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of each Portfolio.

     FOREIGN INVESTMENTS. Foreign investments purchased by each Portfolio can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restriction on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that a Portfolio's investment adviser will be able to anticipate or counter these potential events.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     Each Portfolio may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts and European Depositary Receipts ("ADR"s and "EDR"s) are certificates evidencing ownership of shares of a foreign-based corporation held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

     ILLIQUID INVESTMENTS. Illiquid Investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under guidelines established by the Trustees, the appropriate sub-adviser, under the supervision of First Tennessee, determines the liquidity of each respective Portfolio's investments and, through reports from the Sub-Adviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of each Portfolio's investments, a Sub-Adviser may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset each Portfolio's rights and obligations relating to the investment). Investments currently considered by each Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and some restricted securities determined by the appropriate sub-adviser to be illiquid. However, with respect to over-the-counter options that each Portfolio writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement each Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Trustees. If through a change in values, net assets or other circumstances, each Portfolio was in a position where more than 15% of its net assets were invested in illiquid securities, the Trustees would seek to take appropriate steps to protect liquidity.

     LIMITATIONS ON OPTIONS TRANSACTIONS. Each Portfolio will not: (a) purchase put options or write call options if, as a result, more than 25% of a Portfolio's total assets would be hedged with options under normal conditions;
(b) write put options if, as a result, a Portfolio's total obligations upon settlement or exercise of written put options would exceed 25% each of their total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by each Portfolio would exceed 5% of total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

     LIQUIDITY OF OPTIONS. There is no assurance a liquid secondary market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolios to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolios to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolios' access to other assets held to cover its options or futures positions could also be impaired.

     OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Portfolios greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities and indexes of securities prices. A Portfolio may terminate its position in a put option it has purchased by allowing them to expire or by exercising the option. If the option is allowed to expire, a Portfolio will lose the entire premium it paid. If a Portfolio exercises the option, it completes the sale of the underlying instrument at the strike price. A Portfolio may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall.

     At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security at an agreed upon price and date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price. This obligation is in effect secured by the underlying security having a value at least equal to the amount of the agreed upon resale price. Each Portfolio may enter into a repurchase agreement with respect to any security in which it is authorized to invest. While it presently does not appear possible to eliminate all risks from the transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to each Portfolio in connection with bankruptcy proceedings), it is the policy of each Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the appropriate Sub-Adviser.

     RESTRICTED SECURITIES. Restricted Securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, each Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time each Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, each Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, each Portfolio will maintain appropriate high-grade liquid assets in a segregated custodial account to cover its obligation under the agreement. Each Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the appropriate sub-adviser.

     SECURITIES LENDING. Each Portfolio may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Portfolios to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the appropriate sub-adviser to be of good standing. Furthermore, they will only be made if, in the appropriate sub-adviser's judgment, the consideration to be earned from such loans would justify the risk.

     First Tennessee, Highland, and Martin understand that it is the current view of the SEC that each Portfolio may engage in loan transactions only under the following conditions: (1) each Portfolio must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, each Portfolio must be able to terminate the loan at any time; (4) each Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) each Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) the Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Portfolios are authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

     VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS ("VRDOS/FRDOS"). VRDOs/FRDOs are obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate obligations provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

     Both Portfolios may invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit these Portfolios to tender (or put) their bonds to an institution at periodic intervals and to receive the principal amount thereof. These Portfolios consider variable rate instruments structured in this way (Participating VRDOs) to be essentially equivalent to other VRDOs they purchase.

     WRITING PUT AND CALL OPTIONS. When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Portfolios may seek to terminate their positions in put options they write before exercise by closing out the options in the secondary market at their current price. If the secondary market is not liquid for a put option a Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. However, this loss should be less than the loss from purchasing the underlying instrument directly, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates each Portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

RISK FACTORS

     The Bond Portfolio and the Intermediate Bond Portfolio are subject to the following principal investment risks:

     CALL RISK. Because each Portfolio may invest substantially all of its assets in callable securities, a risk of each Portfolio is that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates.

     CREDIT RISK. Both Portfolios may be subject to the risk that the issuer of a security, or a party to a contract, will default or otherwise not honor a financial obligation.

     EXTENSION RISK. Both Portfolios may be subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and the Portfolio will also suffer from the inability to invest in higher yielding securities.

     INTEREST RATE RISK. The risk of a decline in market value of an interest bearing instrument due to changes in interest rates may affect both Portfolios. For example, a rise in interest rates typically will cause the value of a fixed-rate security to fall. On the other hand, a decrease in interest rates will cause the value of a fixed-rate security to increase.

     LIQUIDITY RISK. Both Portfolios may be subject to the risk that certain securities or other investments may be difficult or impossible to sell at the time the Portfolios would like to sell them or it may be difficult for the Portfolios to sell the investment for the value the particular Portfolio has placed on it.

     INFLATION RISK. Because the Portfolios may invest in Money Market Funds, they are subject to the risk that their investment will not provide enough income to keep pace with inflation.

     FOREIGN SECURITIES RISK. Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolio's performance may depend on issues other than the performance of a particular company. In addition to LIQUIDITY RISK, discussed above, these issues include:

            FOREIGN INVESTMENT RISK. Foreign investments may be adversely affected by political instability of the issuer's country, changes in currency exchange rates, foreign economic conditions, or regulatory and reporting standards that are less stringent than those of the United States. Foreign investment risk will normally be greatest when a Portfolio invests in issuers located in emerging countries.

            MARKET RISK. The value of foreign securities markets, particularly those of emerging market countries, may increase or decrease, sometimes rapidly and unpredictably. This risk is common to all stocks and bonds and mutual funds that invest in them.

            VALUATION RISK. As long as a Portfolio holds a foreign security, the Portfolio is subject to the risk that it has valued certain securities at a higher price than it can sell them. This risk is common where the security is from a relatively new issuer with little or no previous market history and a mutual fund's management is called upon to assign a value to the security.

                MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE
                            AND FINANCIAL HIGHLIGHTS

OVERVIEW

     During calendar year 2002, the American economy was affected by another round of volatile markets, the threat of war with Iraq and uncertainties surrounding a sustained recovery. Throughout this period, signs that the U.S. recession may be ending continued to surface throughout the economy. During the third quarter of 2002, real gross domestic product (GDP) increased at an annualized rate of 4.0%, thanks in large part to the resilience of consumers. Spending on durable goods -- big-ticket items, including cars -- grew at a 22.7% pace in the quarter, an impressive increase from the 2% pace posted in the previous quarter.

     The motivating forces behind the spike were low interest rates, zero-percent financing offers and rising home values.

     Other signals that pointed to an improving economy included higher business inventories, which rose 0.2% in November 2002, and retail sales gains of 0.4% also in November. December retail sales increased 1.2% from November levels. Yet, other economic activity remained weak. During the fourth quarter of 2002, the unemployment stood at 6%, as businesses cut jobs. Retailers alone eliminated 104,000 jobs in December, bringing the total of unemployed workers to 8.6 million at year-end. In addition, production of consumer goods and materials turned flat by the end of the six-month period.

     For many bond funds, the fourth quarter marked the end of yet another strong year. Aided by the Federal Reserve's decision in early November to cut short-term interest rates by half a percentage point, many taxable bond funds returned gains in the quarter. This enticed investors to continue to invest money into bond funds, even as interest rates sank to their lowest levels in over four decades.

BOND PORTFOLIO

Portfolio Manager: The Bond Portfolio Team

     The July-September quarter was responsible for the majority of the positive returns for the second half of 2002. Declining interest rates in the front-end of the yield curve led the charge but all parts of the yield curve participated.

     Throughout the period, the bond market paid little or no attention to the performance of the economy. While gross domestic product rose in the July-September quarter to 4.0% from the previous quarter's 1.3% rate, many bonds actually went up in price. Normally, this would cause bond yields to rise and bond prices to fall due to increased demand for money and inflationary fears. The bond market's performance was, however, heavily influenced by the stock market travails, lingering corporate governance issues, rating agency downgrades, and the fear of another major bankruptcy.

     In November 2002, the Federal Reserve Bank (the Fed) surprised the bond market by lowering the federal funds rate by 50 basis points to 1.25%. Following the Fed's action, many corporate bonds delivered relatively strong performances. As a result, more investors were willing to accept added credit risk associated with corporate bonds.

     During the last six months of 2002, we increased the Bond Portfolio's allocation to U.S. Treasuries by 0.8% and agencies by 5.0%, while we lowered corporate exposure by 3.8%. We achieved this by selling three problem holdings:
Athena Neurosciences, Coastal Corp. and Qwest. We selected these holdings because we felt their roads to recovery would be too long and arduous.

Intermediate Bond Portfolio

Portfolio Manager: Intermediate Bond Portfolio Team

     During the beginning of the period, bond prices traded higher and gains occurred fairly evenly with increases in each of the first three months. The 10-year Treasury returned almost 5% in September, its best monthly performance in 22 years. Within the Lehman Brothers Intermediate Government/Credit Index, Treasuries provided the highest return, followed by agencies and then the credit sector. As the equity markets fell and investors fled stocks, bond prices rose. Other factors that pushed bond prices higher were the potential for military conflict in Iraq and the uncertainty about an economic recovery in the United States during the coming year.

     Bond prices in the latter months of the period, however, followed the pattern of moving in the opposite direction of stock prices. As the stock market moved higher, bond prices dropped. Then as stocks traded down during December, the Lehman Brothers Intermediate Government/Credit Index posted its biggest monthly rally in more than seven years, recording a 2.2% return for the month. Another significant event that helped push short-term rates modestly lower was the unexpected 0.5% reduction in the federal funds rate.

     A large portion of the value-added in the Intermediate Bond Portfolio's fixed-income strategy involves the active management of the Intermediate Bond Portfolio's duration. Duration adjustments are made after analyzing current expected real rates of return relative to historical rates. In conjunction with managing the duration of the Intermediate Bond Portfolio, the dollar weighted average maturity of the Intermediate Bond Portfolio is managed to ensure that dollar weighted average maturity of the assets in the portfolio is greater than 3 years and less than 10 years. During the past six months, nominal yields have been lower than they have been in more than 40 years with the 10-year Treasury rate reaching 3.57% in early October. After incorporating an inflation rate of 2%, expected real rates dropped to below 2%. Because real rates declined to such low levels, we shortened the Intermediate Bond Portfolio's duration to 85% of the benchmark Lehman Brothers Intermediate Government/Credit Index and maintained the duration of 3.1 years for the remainder of the period.

HYPOTHETICAL INVESTMENT IN PORTFOLIOS

     The following graphs represent the performance of each Portfolio since the inception of its oldest class of shares through December 31, 2002. The chart following each line graph sets forth performance information and the growth of a hypothetical $750,000 investment for Class I Shares of each Portfolio. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the charts and tables does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or upon the redemption of Portfolio shares. Past performance is no guarantee of future results. Investment return and principal value of any investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost. Total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Bond Portfolio

     A Hypothetical Illustration of a $750,000 Initial Investment -- Class I

     A Hypothetical Illustration of a $750,000 Initial Investment -- Class I

                   LEHMAN GOVT/      FIRST FUNDS
                   CREDIT INDEX    BOND PORTFOLIO
Aug-93                  750,000           750,000
                        767,250           766,530
                        769,935           769,826
                        773,092           773,059
                        764,356           764,710
                        767,719           768,534
                        779,235           779,370
                        762,248           763,783
                        743,573           749,195
                        737,401           741,553
                        736,000           741,034
Jun-94                  734,307           739,774
                        748,993           752,054
                        749,293           753,333
                        737,979           743,464
                        737,167           742,423
                        735,840           740,493
                        740,696           742,788
                        754,918           756,456
                        772,432           771,509
                        777,607           776,370
                        788,416           787,782
                        821,451           820,081
Jul-95                  828,022           827,544
                        824,793           824,317
                        835,350           835,363
                        843,871           844,635
                        856,276           858,318
                        870,404           872,824
                        883,199           886,702
                        888,675           891,844
                        869,835           869,013
                        862,529           861,105
                        856,577           853,872
                        855,121           851,225
Aug-96                  866,580           862,546
                        868,573           863,409
                        866,401           859,005
                        881,823           875,928
                        902,370           897,563
                        918,973           916,502
                        908,773           903,946
                        909,863           904,127
                        911,774           906,658
                        900,924           894,872
                        914,077           907,937
                        922,578           915,654
Jun-97                  933,649           927,924
                        962,219           955,483
                        951,442           945,260
                        966,380           959,533
                        981,842           973,062
                        987,045           976,955
                        997,409           987,799
                      1,011,473         1,001,529
                      1,009,450           999,226
                      1,012,579         1,002,323
                      1,017,035         1,007,235
                      1,027,917         1,019,221
Jun-98                1,038,402         1,030,126
                      1,040,063         1,030,229
                      1,060,344         1,051,452
                      1,090,670         1,075,636
                      1,082,926         1,066,385
                      1,089,424         1,073,423
                      1,092,039         1,076,644
                      1,099,792         1,084,934
                      1,073,617         1,060,414
                      1,078,985         1,066,671
                      1,081,683         1,067,524
                      1,070,541         1,055,781
Jun-99                1,067,223         1,051,347
                      1,064,234         1,049,139
                      1,063,383         1,046,936
                      1,072,847         1,054,264
                      1,075,636         1,053,105
                      1,074,991         1,051,841
                      1,068,434         1,048,686
                      1,068,113         1,049,585
                      1,081,464         1,059,087
                      1,097,038         1,073,642
                      1,091,662         1,066,626
                      1,090,680         1,065,383
Jun-00                1,112,929         1,086,687
                      1,124,727         1,096,845
                      1,140,585         1,112,762
                      1,144,919         1,115,902
                      1,152,132         1,121,564
                      1,171,834         1,142,254
                      1,194,919         1,166,760
                      1,214,994         1,186,664
                      1,227,508         1,201,567
                      1,233,155         1,207,461
                      1,223,906         1,196,422
                      1,231,005         1,204,745
Jun-01                1,236,913         1,210,529
                      1,267,713         1,239,486
                      1,283,939         1,256,428
                      1,295,751         1,266,010
                      1,328,664         1,297,661
                      1,306,873         1,275,004
                      1,296,549         1,264,179
                      1,306,014         1,265,080
                      1,317,115         1,269,588
                      1,290,378         1,241,330
                      1,315,411         1,254,643
                      1,327,513         1,266,744
Jun-02                1,338,797         1,269,898
                      1,354,862         1,266,686
                      1,385,211         1,302,096
                      1,414,993         1,323,367
                      1,401,409         1,313,465
                      1,402,250         1,317,814
Dec-02                1,439,410         1,354,898

[CHART]

(1) Lehman Brothers Government/Credit Index, an unmanaged index, is a broad measure of bond performance, and includes reinvestment of dividends and capital gains. This index includes only investment-grade bonds with maturities over one year.

Performance as of December 31, 2002
Average Annual Total Return*

                     CLASS I   CLASS A - POP   CLASS A - NAV   CLASS C W/ CDSC   CLASS C W/OUT CDSC
1 Year                 7.18%           2.94%           6.92%             5.37%                6.37%
5 Year                 6.52%           5.40%           6.22%             5.61%                5.61%
Since Inception        6.48%           5.79%           6.22%             5.41%                5.41%

* Past Performance is not predictive of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns at public offering price (POP) and net asset value (NAV), reflect reinvestment of all dividends, capital gain distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Class I shares are not subject to a 12b-1 distribution fee and/or shareholder servicing fee. Class A shares in the Bond Portfolio reflect a 3.50% maximum sales charge, but may be waived under certain circumstances. Class A shares include a .25% shareholder services fee. Performance information for Class A shares of the Bond Portfolio prior to their inception date is based on performance of Class I shares and does not reflect the effects of these fees which, if included, would lower Class A performance. Class C shares include a .50% distribution fee and a .25% shareholder services fee. Performance information for Class C shares of the Bond Portfolio prior to their inception date is based on performance of Class I shares and does not reflect the effects of these fees which, if included, would lower Class C performance. Quotation of Class C performance reflects a 1% deferred load applied to redemptions made during the first 16 months after purchase.

Intermediate Bond Portfolio

     A Hypothetical Illustration of a $750,000 Initial Investment -- Class I

     A Hypothetical Illustration of a $750,000 Initial Investment -- Class I

           LEHMAN INTERMEDIATE             FIRST FUNDS
            GOVT/CREDIT INDEX      INTERMEDIATE BOND PORTFOLIO
Mar-98                 750,000                         750,000
                       752,400                         752,100
                       756,162                         755,785
                       761,682                         761,832
Jun-98                 766,557                         766,250
                       769,240                         768,472
                       781,317                         779,923
                       800,928                         795,131
                       800,127                         794,893
                       800,047                         795,528
                       803,247                         798,870
                       807,665                         802,784
                       795,792                         794,435
                       801,761                         799,202
                       804,246                         800,640
                       798,053                         794,876
Jun-99                 798,612                         793,842
                       797,893                         792,890
                       798,532                         793,603
                       805,958                         801,698
                       808,053                         803,141
                       809,104                         804,507
                       806,434                         801,047
                       803,450                         798,241
                       810,038                         803,616
                       818,463                         811,796
                       816,580                         811,438
                       817,887                         812,061
Jun-00                 832,282                         825,426
                       838,607                         831,178
                       848,503                         842,155
                       856,224                         850,465
                       860,163                         855,416
                       871,861                         868,197
                       887,903                         886,416
                       902,465                         898,475
                       911,038                         906,746
                       918,053                         913,454
                       915,666                         911,215
                       920,794                         915,320
Jun-01                 924,201                         918,509
                       943,424                         936,282
                       952,858                         944,954
                       966,770                         963,716
                       982,819                         977,960
                       972,990                         968,118
                       967,639                         963,607
                       972,671                         968,635
                       980,355                         974,521
                       965,453                         958,654
                       981,383                         974,097
                       991,197                         987,639
Jun-02                 999,721                         997,445
                     1,011,518                       1,013,902
                     1,026,590                       1,024,568
                     1,044,966                       1,039,146
                     1,040,890                       1,038,152
                     1,039,954                       1,037,102
Dec-02               1,062,625                       1,055,867

[CHART]

(1) Lehman Brothers Intermediate Government/Credit Index, an unmanaged index, is a broad measure of bond performance, and includes reinvestment of dividends and capital gains. This index includes only investment-grade bonds with maturities over ten years.

Performance as of December 31, 2002
Average Annual Total Return*

                                                                                                 CLASS C
                               CLASS A -   CLASS A -   CLASS B W/   CLASS B W/OUT   CLASS C W/     W/OUT
                     CLASS I         POP         NAV         CDSC            CDSC         CDSC      CDSC
1 Year                 9.57%       5.50%       9.29%        4.76%           8.76%        7.73%     8.73%
Since Inception        7.33%       6.28%       7.07%        6.18%           6.53%        6.52%     6.52%

* Past Performance is not predictive of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns at public offering price (POP) and net asset value (NAV), reflect reinvestment of all dividends, capital gain distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Class I shares are not subject to a 12b-1 distribution fee and/or shareholder servicing fee. Class
A shares in the Intermediate Bond Portfolio reflect a 3.75% maximum sales charge, but may be waived under certain circumstances. Class A shares include a ..25% shareholder services fee. Class B shares of the Intermediate Bond Portfolio include a 0.70% distribution fee. Performance information for Class B shares prior to their inception date reflects applicable Class C performance data.
Class B shares are subject to a 4.00% deferred sales load which declines to 0.00% for shares held up to six years. Class C shares include a .50% distribution fee and a .25% shareholder services fee. Quotation of Class C performance reflects a 1% deferred load applied to redemptions made during the first 16 months after purchase.

RULE 12b-1 FEES

     The Trustees of the Trust have adopted Distribution Plans on behalf of Class C of each Portfolio (the "Class C Plan") and Class B of the Intermediate Bond Portfolio (the "Class B Plan") pursuant to Rule 12b-1 (the Rule) under the 1940 Act. The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is intended primarily to result in the sale of shares of the fund except pursuant to a plan adopted by the fund under the Rule. The Trustees have adopted the Plans to allow each class to compensate ALPS Distributors, Inc. ("ADI") for incurring distribution expenses. Pursuant to the Class C Plan, ADI is paid a monthly 12b-1 (distribution) fee at the annual rate of up to 0.75% of Class C's average daily net assets for the Intermediate Bond Portfolio. Pursuant to the Class B Plan, ADI is paid a monthly 12b-1 (distribution) fee at the annual rate of up to 0.60% of Class B's average daily net assets. The Trustees may limit such fees from time to time for one or more Portfolios. The Trust or ADI, on behalf of Class C of each Portfolio and Class B of the Intermediate Bond Portfolio, may enter into servicing agreements (Service Agreements) with banks, broker-dealers or other institutions (Agency Institutions).

     Each Class C and B Plan provides that ADI may use its fees and other resources to make payments to Agency Institutions for performance of distribution-related services. The Service Agreements further provide for compensation to banks, broker-dealers, and others for their efforts to sell Class C and Class B shares. The distribution-related services include, but are not limited to, the following: formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; preparation, printing and distribution of sales literature; preparation, printing and distribution of prospectuses of each Portfolio and reports to recipients other than existing shareholders of each Portfolio; obtaining such information, analysis and reports with respect to marketing and promotional activities as ADI may, from time to time, deem advisable; making payments to securities dealers and others engaged in the sales of Class C and Class B shares; and providing training, marketing and support to such dealers and others with respect to the sale of Class C and Class B shares. Each Distribution Plan recognizes ADI may use its fees and other resources to pay expenses associated with the promotion and administration of activities primarily intended to result in the sale of shares.

     Each Plan has been approved by the Trustees, including the majority of disinterested Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plans prior to its approval, and have determined that there is a reasonable likelihood that each Plan will benefit each Portfolio and its shareholders. To the extent that the Class C and Class B Plans give ADI greater flexibility in connection with the distribution of shares of the class, additional sales of shares may result.

     The Class C and Class B Plans could be construed as compensation plans because ADI is paid a fixed fee and is given discretion concerning what expenses are payable under the Plans. ADI may spend more for marketing and distribution than it receives in fees and reimbursements from each Portfolio. However, to the extent fees received exceed expenses, including indirect expenses such as overhead, ADI could be said to have received a profit. For example, if ADI pays $1 for Class C distribution-related expenses and receives $2 under a Class C Plan, the $1 difference could be said to be a profit for ADI. (Because ADI is reimbursed for its out-of-pocket direct promotional expenses, each Plan also could be construed as a reimbursement plan. Until the issue is resolved by the SEC, unreimbursed expenses incurred in one year will not be carried over to a subsequent year). If after payments by ADI for marketing and distribution there are any remaining fees attributable to a Class C or Class B Plan, these may be used as ADI may elect. Since the amount payable under each Plan will be commingled with ADI's general funds, including the revenues it receives in the conduct of its business, it is possible that certain of ADI's overhead expenses will be paid out of Plan fees and that these expenses may include items such as the costs of leases, depreciation, communications, salaries, training and supplies. Each Portfolio believes that such expenses, if paid, will be paid only indirectly out of the fees being paid under the Plan.

     Regarding Class C shares, ADI pays the entire distribution fee (up to 0.75% of average net assets) to First Tennessee for an initial term of 16 months for the Bond and Intermediate Bond Portfolios as compensation for its initial expense of paying investment dealers a commission upon sales of those shares. After the initial term, ADI pays these distribution fees as compensation to investment dealers. In the case of Class B shares of the Intermediate Bond Portfolio, ADI pays First Tennessee the entire distribution fee (up to 0.60% average net assets) as compensation for its initial expense of paying investment dealers a commission upon sales of those shares. For the fiscal year ended June 30, 2002, Class C of the Bond and Intermediate Bond Portfolios paid distribution fees in the amounts of $7,839 and $7,854, respectively. Class B of the Intermediate Bond Portfolio was not operational as of June 30, 2002.

FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand each Portfolio's financial performance of the past 5 years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Portfolio (assuming reinvestment of all dividends and distributions). For the fiscal years 1999 to 2002 ending on June 30, of each of those years, this information has been audited by Deloitte & Touche LLP, independent auditors. Deloitte & Touche LLP's report for fiscal year 2002, along with each Portfolio's financial statements, is included in the annual reports of the Portfolios, and is incorporated by reference into the Statement of Additional Information. Price WaterhouseCoopers, independent auditors, audited the Portfolio's information for the fiscal year ended June 30, 1998. The information for the period ended December 31, 2002 has not been audited and is included in the semi-annual reports of the Portfolios and is also incorporated by reference into the Statement of Additional Information. You may obtain the annual reports, semi-annual reports and Statement of Additional Information without charge by calling 1-800-442-1941 or visiting the website at www.firstfunds.com.

Bond Portfolio
Class I

                                         FOR THE SIX MONTHS
                                         ENDED DECEMBER 31,                               FOR THE YEAR
                                            (UNAUDITED)                                  ENDED JUNE 30,
                                         ------------------    ------------------------------------------------------------------
                                                2002              2002          2001          2000          1999          1998
                                             ----------        ----------    ----------    ----------    ----------    ----------
Selected Per-Share Data
Net asset value, beginning of period         $     9.89        $    10.01    $     9.53    $     9.83    $    10.29    $     9.84
Income from investment operations:
Net investment income                              0.26              0.56          0.58          0.58          0.59          0.61
Net realized and unrealized gain/(loss)
on investments                                     0.39             (0.08)         0.48         (0.27)        (0.37)         0.45
Total from investment operations                   0.65              0.48          1.06          0.31          0.22          1.06
Distributions:
Net investment income                             (0.26)            (0.56)        (0.58)        (0.58)        (0.59)        (0.61)
Net realized gain                                     -             (0.04)            -         (0.03)        (0.09)            -
Total distributions                               (0.26)            (0.60)        (0.58)        (0.61)        (0.68)        (0.61)
Net asset value, end of period               $    10.28        $     9.89    $    10.01    $     9.53    $     9.83    $    10.29

Total Return+                                      6.69%#            4.90%        11.40%         3.35%         2.04%        11.02%

Ratios and Supplemental Data

Net assets, end of period (thousands)        $  245,081        $  244,062    $  243,612    $  222,222    $  224,467    $  219,088
Ratio of expenses to average daily net
assets (1)                                         0.63%*            0.62%         0.61%         0.53%         0.48%         0.49%
Ratio of net investment income to
average net assets                                 5.25%*            5.57%         5.91%         6.07%         5.73%         5.98%
Portfolio turnover rate                              10%               53%           56%           17%           22%           26%

(1) During the period, various fees were waived.

The ratio of expenses to average
net assets had such waivers not
occurred is as follows.                            0.88%*            0.87%         0.86%         0.86%         0.88%         0.89%

*    Annualized.
+ Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods less than one year are not annualized.

Bond Portfolio
Class A

                                         FOR THE SIX MONTHS
                                         ENDED DECEMBER 31,                               FOR THE YEAR
                                            (UNAUDITED)                                  ENDED JUNE 30,
                                         ------------------    ------------------------------------------------------------------
                                                2002              2002          2001          2000          1999          1998
                                             ----------        ----------    ----------    ----------    ----------    ----------
Selected Per-Share Data
Net asset value, beginning of period         $     9.87        $     9.99    $     9.51    $     9.81    $    10.26    $     9.81
Income from investment operations:
Net investment income                              0.23              0.54          0.55          0.55          0.55          0.57
Net realized and unrealized gain/(loss)
on investments                                     0.40             (0.08)         0.49         (0.27)        (0.35)         0.46
Total from investment operations                   0.63              0.46          1.04          0.28          0.20          1.03
Distributions:
Net investment income                             (0.25)            (0.54)        (0.56)        (0.55)        (0.56)        (0.58)
Net realized gain                                     -             (0.04)            -         (0.03)        (0.09)            -
Total distributions                               (0.25)            (0.58)        (0.56)        (0.58)        (0.65)        (0.58)
Net asset value, end of period               $    10.25        $     9.87    $     9.99    $     9.51    $     9.81    $    10.26

Total Return+**                                    6.47%#            4.66%        11.12%         3.04%         1.86%        10.72%

Ratios and Supplemental Data

Net assets, end of period (thousands)        $    2,479        $    6,698    $    5,409    $    6,107    $    5,172    $    1,801
Ratio of expenses to average daily net
assets(1)                                          0.90%*            0.86%         0.89%         0.84%         0.81%         0.84%
Ratio of net investment income to
average net assets                                 4.98%*            5.34%         5.63%         5.76%         5.40%         5.63%
Portfolio turnover rate                              10%               53%           56%           17%           22%           26%

(1) During the period, various fees were waived.

The ratio of expenses to average net
assets had such waivers not occurred
is as follows.                                     1.15%*            1.11%         1.14%         1.17%         1.21%         1.24%

*    Annualized.
**   Class A total return does not include the one-time front-end sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods less than one year are not annualized.

Bond Portfolio
Class C

                                         FOR THE SIX MONTHS
                                         ENDED DECEMBER 31,                              FOR THE YEAR
                                            (UNAUDITED)                                 ENDED JUNE 30,
                                         ------------------   ------------------------------------------------------------------

                                                2002             2002          2001          2000          1999          1998
                                             ----------       ----------    ----------    ----------    ----------    ----------
Selected Per-Share Data
Net asset value, beginning of period         $     9.90       $    10.02    $     9.55    $     9.81    $    10.27    $     9.82
Income from investment operations:
Net investment income                              0.23             0.48          0.50          0.49          0.47          0.48
Net realized and unrealized gain/(loss)
on investments                                     0.39            (0.08)         0.47         (0.23)        (0.36)         0.46
Total from investment operations                   0.62             0.40          0.97          0.26          0.11          0.94
Distributions:
Net investment income                             (0.23)           (0.48)        (0.50)        (0.49)        (0.48)        (0.49)
Net realized gain                                     -            (0.04)            -         (0.03)        (0.09)            -
Total distributions                               (0.23)           (0.52)        (0.50)        (0.52)        (0.57)        (0.49)
Net asset value, end of period               $    10.29       $     9.90    $    10.02    $     9.55    $     9.81    $    10.27

Total Return+                                      6.30%#           4.08%        10.36%         2.82%         0.94%         9.72%

Ratios and Supplemental Data
Net assets, end of period (thousands)        $    1,543       $    1,493    $    1,624    $    1,781    $    2,656    $    2,113
Ratio of expenses to average daily net
assets(1)                                          1.37%*           1.41%         1.44%         1.45%         1.55%         1.67%
Ratio of net investment income to
average net assets                                 4.51%*           4.79%         5.08%         5.15%         4.66%         4.80%
Portfolio turnover rate                              10%              53%           56%           17%           22%           26%

(1) During the period, various fees were waived.

The ratio of expenses to average net
assets had such waivers not occurred
is as follows.                                     1.87%*           1.91%         1.94%         2.03%         2.12%         2.07%

*    Annualized.
+ Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods less than one year are not annualized.

Intermediate Bond Portfolio
Class I

                                         FOR THE SIX MONTHS
                                         ENDED DECEMBER 31,                              FOR THE YEAR
                                            (UNAUDITED)                                 ENDED JUNE 30,
                                         ------------------   ------------------------------------------------------------------

                                                2002             2002          2001          2000          1999         1998**
                                             ----------       ----------    ----------    ----------    ----------    ----------
Selected Per-Share Data
Net asset value, beginning of period         $    10.39       $    10.10    $     9.59    $     9.78    $    10.02    $    10.00
Income from investment operations:
Net investment income                              0.24             0.52          0.55          0.56          0.58          0.19
Net realized and unrealized gain/(loss)
on investments                                     0.36             0.33          0.50         (0.19)        (0.22)         0.02
Total from investment operations                   0.60             0.85          1.05          0.37          0.36          0.21
Distributions:
Net investment income                             (0.24)           (0.52)        (0.55)        (0.56)        (0.58)        (0.19)
Net realized gain                                 (0.06)           (0.04)            -             -         (0.02)            -
Total distributions                               (0.30)           (0.56)        (0.55)        (0.56)        (0.60)        (0.19)
Net asset value, end of period               $    10.69       $    10.39    $    10.10    $     9.59    $     9.78    $    10.02

Total Return+                                      5.86%#           8.59%        11.28%         3.97%         3.60%         2.17%#

Ratios and Supplemental Data
Net assets, end of period (thousands)        $  195,577       $  188,425    $  188,381    $  202,385    $  219,298    $  199,872
Ratio of expenses to average daily net
assets(1)                                          0.63%*           0.62%         0.60%         0.46%         0.36%         0.37%*
Ratio of net investment income to
average net assets                                 4.54%*           5.08%         5.52%         5.86%         5.76%         5.87%*
Portfolio turnover rate                              17%              61%           59%           22%           48%            9%*

(1) During the period, various fees were waived.

The ratio of expenses to average net
assets had such waivers not occurred
is as follows.                                     0.83%*           0.82%         0.80%         0.81%         0.86%         0.87%*

*    Annualized.
**   Class I commenced operations on March 2, 1998.
+ Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods of less than one year are not annualized.

Intermediate Bond Portfolio
Class A

                                         FOR THE SIX MONTHS
                                         ENDED DECEMBER 31,                              FOR THE YEAR
                                            (UNAUDITED)                                 ENDED JUNE 30,
                                         ------------------   ------------------------------------------------------------------

                                                2002             2002          2001          2000          1999         1998**
                                             ----------       ----------    ----------    ----------    ----------    ----------
Selected Per-Share Data
Net asset value, beginning of period         $    10.40       $    10.10    $     9.59    $     9.78    $    10.02    $     9.99
Income from investment operations:
Net investment income                              0.23             0.50          0.52          0.53          0.55          0.18
Net realized and unrealized gain/(loss)
on investments                                     0.35             0.34          0.51         (0.19)        (0.22)         0.03
Total from investment operations                   0.58             0.84          1.03          0.34          0.33          0.21
Distributions:
Net investment income                             (0.23)           (0.50)        (0.52)        (0.53)        (0.55)        (0.18)
Net realized gain                                 (0.06)           (0.04)            -             -         (0.02)            -
Total distributions                               (0.29)           (0.54)        (0.52)        (0.53)        (0.57)        (0.18)
Net asset value, end of period               $    10.69       $    10.40    $    10.10    $     9.59    $     9.78    $    10.02
Total Return+***                                   5.62%#           8.43%        10.99%         3.66%         3.32%         2.07%#

Ratios and Supplemental Data
Net assets, end of period (thousands)        $   51,235       $   50,032    $   45,098    $    7,485    $    3,057    $      923
Ratio of expenses to average daily net
assets(1)                                          0.89%*           0.87%         0.84%         0.75%         0.68%         0.65%*
Ratio of net investment income to
average net assets                                 4.28%*           4.83%         5.27%         5.57%         5.43%         5.59%*
Portfolio turnover rate                              17%              61%           59%           22%           48%            9%*

(1) During the period, various fees were waived.

The ratio of expenses to average net
assets had such waivers not occurred
is as follows.                                     1.09%*           1.07%         1.04%         1.11%         1.19%         1.16%*

*    Annualized.
**   Class A commenced operations on March 9, 1998.
***  Class A total return does not include the one-time front-end sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods of less than one year are not annualized.

Intermediate Bond Portfolio
Class B

                                                         FOR THE PERIOD
                                                       ENDED DECEMBER 31,
                                                          (UNAUDITED)**
                                                       ------------------
                                                              2002
                                                           ----------
Selected Per-Share Data
Net asset value, beginning of period                       $    10.55
Income from investment operations:
Net investment income                                            0.07
Net realized and unrealized gain on investments                  0.20
Total from investment operations                                 0.27
Distributions:
Net investment income                                           (0.07)
Net realized gain                                               (0.06)
Total distributions                                             (0.13)
Net asset value, end of period                             $    10.69

Total Return+                                                    5.40%#

Ratios and Supplemental Data
Net assets, end of period (thousands)                      $      251
Ratio of expenses to average daily net assets(1)                 1.35%*
Ratio of net investment income to average net assets             3.82%*
Portfolio turnover rate                                            17%

(1) During the period, various fees were waived.

The ratio of expenses to average net assets had such
waivers not occurred is as follows.                              1.55%*

*    Annualized.
**   Class B commenced operations on October 28, 2002.
+ Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods of less than one year are not annualized.

Intermediate Bond Portfolio
Class C

                                         FOR THE SIX MONTHS
                                         ENDED DECEMBER 31,                              FOR THE YEAR
                                            (UNAUDITED)                                 ENDED JUNE 30,
                                         ------------------   ------------------------------------------------------------------

                                                2002             2002          2001          2000          1999         1998**
                                             ----------       ----------    ----------    ----------    ----------    ----------
Selected Per-Share Data
Net asset value, beginning of period         $    10.40       $    10.10    $     9.59    $     9.77    $    10.02    $     9.99
Income from investment operations:
Net investment income                              0.20             0.44          0.47          0.48          0.49          0.06
Net realized and unrealized gain/(loss)
on investments                                     0.35             0.34          0.51         (0.18)        (0.23)         0.03
Total from investment operations                   0.55             0.78          0.98          0.30          0.26          0.09
Distributions:
Net investment income                             (0.20)           (0.44)        (0.47)        (0.48)        (0.49)        (0.06)
Net realized gain                                 (0.06)           (0.04)            -             -         (0.02)            -
Total distributions                               (0.26)           (0.48)        (0.47)        (0.48)        (0.51)        (0.06)
Net asset value, end of period               $    10.69       $    10.40    $    10.10    $     9.59    $     9.77    $    10.02

Total Return+                                      5.37%#           7.81%        10.38%         3.16%         2.58%         0.92%#
Ratios and Supplemental Data
Net assets, end of period (thousands)        $    1,946       $    1,710    $    1,333    $    1,269    $    1,097    $       17
Ratio of expenses to average daily net
assets(1)                                          1.37%*           1.44%         1.42%         1.35%         1.22%         1.35%*
Ratio of net investment income to
average net assets                                 3.80%*           4.25%         4.70%         4.97%         4.90%         4.89%*
Portfolio turnover rate                              17%              61%           59%           22%           48%            9%*

(1) During the period, various fees were waived.

The ratio of expenses to average net
assets had such waivers not occurred
is as follows.                                     1.82%*           1.89%         1.86%         1.95%         1.92%         1.86%*

*    Annualized.
**   Class C commenced operations on May 19, 1998.
+ Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods of less than one year are not annualized.

                    HOW TO PURCHASE, SELL AND EXCHANGE SHARES

PURCHASING SHARES

     You may purchase Class A shares of the Portfolios at the net asset value ("NAV") next calculated after Boston Financial Data Services (the "Transfer Agent") receives your purchase order in proper form, plus any applicable sales charge. Please see "Summary Comparison of Fees and Expenses" for information about sales charges.

     You may purchase Class I, Class B and Class C shares of the Portfolios at the NAV next calculated after the Transfer Agent receives your purchase order in proper form.

     Class I shares are only available for purchase by limited types of investors. Please see "Policies and Procedures for Your Investment" regarding eligibility requirements.

     Broker-dealers or financial advisors (other than the Portfolios' distributor) may charge you additional fees for shares you purchase through them.

     For information regarding policies and procedures associated with purchasing shares of the Portfolios, including minimum investment requirements and available sales charge waivers and reductions. Please see "Policies and Procedures for Your Investment."

EXCHANGING SHARES

     You may exchange your Portfolio shares for shares of the same class of other First Funds based on their relative NAVs. Not all First Funds Portfolios may be available in your state. Class A shares of the First Funds Money Market Portfolios are not currently available for investment. Investors in Class A shares wishing to exchange into one of the Money Market Portfolios will receive Class C shares. Investors in Class B shares wishing to exchange into one of the First Funds Money Market Portfolios will receive Class B shares of the Cash Reserve Portfolio.

     For information regarding policies and procedures associated with exchanging shares, please see "Policies and Procedures for Your Investment."

REDEEMING SHARES

     You may redeem shares at the NAV next calculated after the Transfer Agent has received your redemption request in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge
(CDSC).

     For information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see "Policies and Procedures for Your Investment."

SHARE CLASS SELECTION

     The Portfolios offer Class I, Class A, Class B (Intermediate Bond Portfolio only) and Class C shares. Class I shares are only available to limited types of investors.

     Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase and the intended length of your investment and your eligibility to purchase those shares. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees (See "How to Purchase, Sell and Exchange Shares--Distribution and Service Fees--12b-1 Fees"), and any initial sales charge or CDSC in estimating the costs of investing in a particular class of shares (See "How to Purchase, Sell and Exchange Shares--Applicable Sales Charge").

Class I Shares

     -   Offered to institutional investors exclusively.

     - Not subject to any sales load. All your money goes to work for you right away.

     -   Not subject to any distribution or shareholder servicing fees.

Class A Shares

     - Front-end sales charge. Under certain circumstances, the sales load may be waived.

     -   Incur shareholder servicing fees.

Class B Shares

     - No front-end sales charge. All your money goes to work for you right away.

     -   A CDSC on shares you sell within six years of purchase.

     -   Incur distribution fees.

     -   Automatic conversion to Class A shares six years after issuance.

Class C Shares

     - No front-end sales charge. All your money goes to work for you right away.

     -   A CDSC on shares you sell within 16 months of purchase.

     -   Incur distribution and shareholder servicing fees.

APPLICABLE SALES CHARGE

Front-End Sales Charge - Class A Shares

     The public offering price for Class A shares is the sum of the NAV plus a sales load. As indicated below, a portion of this load may be reallowed to a broker-dealer which has entered into an agreement with ALPS Distributors, Inc., the Portfolio's Distributor. You may calculate your sales load as follows:

Total Sales Load for Bond Portfolio Class A Shares

                                AS A % OF OFFERING                                      BROKER-DEALER
  AMOUNT OF TRANSACTION          PRICE PER SHARE              AS A % OF NAV              REALLOWANCE
Less than $100,000                     3.75                        3.90                      3.25
$100,000 to $249,999                   3.00                        3.09                      2.65
$250,000 to $499,999                   2.25                        2.30                      2.00
$500,000 to $999,999                   1.50                        1.52                      1.25
$1,000,000 and over                    0.50                        0.50                      0.40

Total Sales Load for Intermediate Bond Portfolio Class A Shares

                                AS A % OF OFFERING                                      BROKER-DEALER
  AMOUNT OF TRANSACTION          PRICE PER SHARE              AS A % OF NAV              REALLOWANCE
Less than $100,000                     3.50                        3.63                      3.25
$100,000 to $249,999                   2.75                        2.83                      2.50
$250,000 to $499,999                   2.00                        2.04                      1.75
$500,000 to $999,999                   1.25                        1.27                      1.00
$1,000,000 and over                    0.50                        0.50                      0.40

     The broker-dealer reallowance may be changed from time to time.

     You may be eligible for a waiver of all or part of the front-end sales charge on Class A shares. Please see "How to Purchase, Sell and Exchange Shares--Sales Charge Waivers and Reductions--Class A Shares."

CDSC

     A CDSC of up to 4% is imposed on redemptions of Class B shares, based on the lower of the shares cost and the current NAV. As shown in the table below, the CDSC associated with Class B shares is phased out over a period of six years. Any shares acquired by reinvestment of dividends will be redeemed without the imposition of any CDSC. In addition, the CDSC imposed on redemptions of Class B shares may be waived for Systematic Withdrawal Plans with respect to up to 10% per year of the account value at the time of establishment.

             YEARS SINCE PURCHASED                        CDSC
                       1                                   4%
                       2                                   3%
                       3                                   3%
                       4                                   2%
                       5                                   2%
                       6                                   1%

     A CDSC of 1% is imposed on redemptions of Class C shares within the first 16 months after purchase, based on the lower of the shares' cost and the current NAV. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

                   POLICIES AND PROCEDURES FOR YOUR INVESTMENT

PURCHASE INFORMATION

WHO MAY PURCHASE SHARES?

     Class A and C shares of the Bond Portfolio and Class A, B, and C shares of the Intermediate Bond Portfolio are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. These classes offer investors differing expense and sales load structures to choose between. See "Summary Comparison of Fees and Expenses."

     Class I shares of the Portfolios are designed exclusively for investment of monies held in non-retail trust, advisory, agency, custodial or similar accounts ("Institutional Accounts"). Class I shares may be purchased for Institutional Accounts by financial institutions, business organizations, corporations, municipalities, non-profit institutions, and other institutional investors serving in a trust, advisory, agency, custodial or similar capacity (each an "Institutional Investor" and collectively "Institutional Investors") who meet the investment threshold for this Class of shares. An initial investment in Class I shares must be preceded by or made in conjunction with the establishment of an Institutional Account with an Institutional Investor. Establishment of an Institutional Account may require that documents and applications be completed and signed before the investment can be implemented. The Institutional Investor may require that certain documents be provided prior to making a redemption from the Portfolio. Institutional Investors may charge fees in addition to those described herein. Fee schedules for Institutional Accounts are available upon request from the Institutional Investor and are detailed in the agreements by which each client opens an account with an Institutional Investor.

HOW IS AN INSTITUTIONAL ACCOUNT ESTABLISHED?

     An investment in Class I shares of either of the Portfolios begins with an Institutional Investor transmitting orders to the Transfer Agent. If an order is received by the Transfer Agent prior to the close of business (normally 4 p.m. Eastern time) on any Business Day (each day that the New York Stock Exchange is open) and the funds are received by the Transfer Agent that day, the investment will earn dividends declared, if any, on the day following purchase. Institutional Investors will wire funds through the Federal Reserve System. Purchases will be processed at the NAV per share next calculated after an order is received and accepted by the Transfer Agent. The Portfolios require advance notification of all wire purchases. To secure same day acceptance of federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability), an Institutional Investor must call the Transfer Agent at 1-800- 442-1941 (option 2), prior to the close of business (normally 4 p.m. Eastern time) on any Business Day to advise it of the wire. The Trust may discontinue offering its shares in any Class of the Portfolio without notice to shareholders.

METHODS FOR PURCHASING SHARES

     Investors may purchase Class I, Class A, Class B and Class C shares through one of the following means:

     Through an Investment Adviser, Broker-Dealer, or Other Third Party. If you are investing through an investment adviser, broker-dealer, or other third party (each, an "Investment Professional"), you may be required to set up a brokerage or agency account. Please call your Investment Professional for information on establishing an account. If you are purchasing shares of the Portfolio through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this prospectus. Certain features of such programs may impose additional requirements and charges for the services rendered. Your Investment Professional may offer any or all of the services mentioned in this section, and is responsible for initiating all initial purchase transactions. Please contact your Investment Professional for information on these services.

     When opening a new account directly, you must complete and sign an account application and send it to First Funds, c/o Boston Financial Data Services, P.O. Box 8050, Boston, Mass. 02266-8050. Telephone representatives are available at 1-800-442-1941 (option 2), between the hours of 8 a.m. to 4 p.m. Central time (9 a.m. to 5 p.m. Eastern time), Monday through Friday. You must also specify the class of shares being purchased on your Account Application.

     Direct investments may be made in several ways:

     By Mail: Make your check payable to First Funds Intermediate Bond Portfolio, and mail it, along with the application, to the address indicated on the application. Your account will be credited on the Business Day that the Transfer Agent receives your completed application.

     By Bank Transfer (ACH): Bank transfer allows you to move money between your bank account and your First Funds account. This automatic service allows you to transfer money from your bank account via the Automated Clearing House (ACH) network to your First Funds account. First, a deposit account must be opened at a bank providing bank transfer services and you must arrange for this service to be provided. Next, an account must be established, and an application along with a voided check or deposit slip sent to the Transfer Agent. It takes approximately 15 days to set up an ACH account. Once you have completed this process, you can initiate a bank transfer by contacting a representative from your bank or First Funds at 1-800-442-1941 (option 2), providing the required information, and authorizing the transfer to take place. Please allow two or three days after the authorization for the transfer to occur.

     By Wire: Call 1-800-442-1941 (option 2), to set up your account to accommodate wire transactions. To initiate your wire transaction, call your depository institution. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

          State Street Bank and Trust Company
          ABA #011000028

          First Funds
          Account #9905-440-5
          (Account Registration)
          (Account Number)
          (Wire Control Number) *See Below*

     Prior to sending wires, please be sure to call 1-800-442-1941 (option 2), to receive a wire control number to be included in the body of the wire (see above).

     Your bank may charge you a fee for this service.

     Through Systematic Investing Program. The Systematic Investing Program offers a simple way to maintain a regular investment program. You may arrange automatic transfers (minimum $25 per transaction) from your bank account to your First Funds account on a regular basis. When you participate in this program, the minimum initial investment in each Portfolio is $250. If you are an employee of First Tennessee or any of its affiliates, the minimum initial investment in the Portfolio is $50. You may change the amount of your automatic investment, skip an investment, or stop the Systematic Investing Program by calling the Transfer Agent at 1-800-442-1941 (option 2), or your Investment Professional at least three Business Days prior to your next scheduled investment date.

POLICIES FOR PURCHASING SHARES

     The minimum initial investment in Class A, B, and C shares is $1,000. Subsequent investments may be in any amount of $100 or greater. If you participate in the Systematic Investing Program (see "Systematic Investing Program" above), the minimum initial investment is $250, and subsequent investments may be in any amount of $25 or greater.

     If you are an employee of First Tennessee or any of its affiliates and you participate in the Systematic Investing Program, the minimum initial investment is $50, and subsequent investments may be in any amount of $25 or greater.

     If your balance in the Portfolio falls below the applicable minimum investment requirement due to redemption, you may be given 30 days notice to reestablish the minimum balance. If you do not re-establish the minimum balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed on the day the account is closed.

     All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash or third-party checks will be accepted. If you make a purchase with more than one check, each check must have a value of at least $100, and the minimum investment requirement still applies (excluding the specific circumstances, stated above, which reduce the minimum investment requirement). The Portfolio reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.

     The minimum initial investment for each Institutional Investor in Class I shares is $750,000. Institutional Investors may satisfy the minimum investment by aggregating their Institutional Accounts within the Portfolio. Subsequent investments may be in any amount. If an Institutional Investor's Class I account falls below $375,000 due to redemption, the Portfolio may close the account. An Institutional Investor may be notified if the minimum balance is not being maintained and will be allowed 30 days to make additional investments before the account is closed. Shares will be redeemed at the NAV on the day the account is closed, and proceeds will be sent to the address of record.

     Should an Institutional Investor of Class I shares cease to be eligible to participate in this Class, Class I shares held in an Institutional Account may be converted to shares of another class. Any such conversion will be made on the basis of the relative NAVs of the two Classes without the imposition of any sales load, fee or other charge. Institutional Investors converted to Class C shares will not be subject to the 1% CDSC in the first 16 months. Institutional Investors will receive at least 30 days prior notice of any proposed conversion.

TIMING OF ORDERS

     Purchase orders must be received by the Portfolios or the Portfolios' transfer agent or authorized dealer before the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) to receive that day's NAV. Purchase orders received after that time will be accepted as of the next business day.

SALES CHARGE WAIVERS AND REDUCTIONS--CLASS A SHARES

     You may purchase Class A shares of either Portfolio without a sales load if the purchase will be:

     (A) through an IRA, 401(k) Plan, 403(b) Plan or other defined contribution plan or directed agency account if the trustee, custodian, or agent thereof is a direct or indirect subsidiary or franchisee bank of First Tennessee or its affiliates;

     (B) by registered representatives, directors, advisory directors, officers and employees (and their immediate families) of First Tennessee or its affiliates;

     (C) by a current or former trustee, officer or employee of First Funds; the spouse of a First Funds trustee, officer or employee; a First Funds trustee acting as a custodian for a minor child or grandchild of a First Funds trustee, officer or employee; or the child or grandchild of a current or former trustee, officer or employee of First Funds who has reached the age of majority;

     (D) by a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code);

     (E) for use in a financial institution or investment adviser managed account for which a management or investment advisory fee is charged;

     (F) with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge within the past 60 days upon presentation of purchase verification information; or

     (G)     through certain promotions where the load is waived for investors.

     In addition, you will not pay a sales load on the reinvestment of dividends or distributions in the Portfolios, or in connection with certain share exchanges. Further, you generally will not pay a sales load on Class A shares of the Portfolios which you buy using proceeds from the redemption of a First Funds Portfolio which does not charge a front-end load, if you obtained such shares through an exchange for Class A shares which you purchased with a sales load. A sales load will apply to your purchase of Class A shares in the foregoing situation only to the extent that the Portfolio's sales load exceeds the sales load you paid in the prior purchase of Class A shares.

     In addition, if you purchase Class A shares within 60 days after redeeming shares of the Portfolio, you will receive credit toward the sales load payable on the purchase to the extent of the sales load you paid on the shares you redeemed. This reinstatement privilege may be exercised only with respect to redemptions and purchases in the same First Funds Portfolio. The reinstatement privilege can be exercised only one time with respect to any particular redemption.

     For further information on sales charge waivers, call 1-800-442-1941.

Sales Charge Reductions

     You may be entitled to reduced sales charges through the Right of Accumulation or a Letter of Intent, even if you do not make an investment of a size that would normally qualify for a quantity discount.

     To qualify for a reduction of or exception to the sales load, you or your Investment Professional must notify the Transfer Agent at the time of purchase or exchange. The reduction in sales load is subject to confirmation of your holdings through a check of records. The Trust may modify or terminate quantity discounts at any time. For more information about quantity discounts, contact your service organization or First Funds at 1-800-442-1941 (option 1).

     Right of Accumulation: The sales charge schedule under the heading "Sales Loads" shows that the sales load you will pay on Class A shares is reduced as your aggregate investment increases. The Right of Accumulation allows you to combine certain First Funds investments to determine your aggregate investment and the applicable reduced sales load. You may combine the amount of your investment in the Portfolio's Class A shares with the value of your investment in Class A of any other First Funds Portfolio you own and on which you paid a sales load.

     If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also include as part of your aggregate investment any holdings through the IRA or in the plan even if a load was not paid. If, for example, you beneficially own Class A shares of a First Funds Portfolio with an aggregate current value of $99,000 and you subsequently purchase shares of the Portfolio having a current value of $1,000, the load applicable to the subsequent purchase would be reduced to 2.75% of the offering price. Similarly, each subsequent purchase of First Funds Class A shares may be added to your aggregate investment at the time of purchase to determine the applicable sales loads.

     Letter of Intent: A Letter of Intent allows you to purchase Class A shares over a 13-month period at a reduced sales charge. The sales charge is based on the total amount you intend to purchase plus the total net asset value of Class A shares which you already own on which you have paid a sales load. If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also credit towards completion of your Letter of Intent any Class A shares held through the IRA or in the plan, even if a load was not paid. Each investment you make during the period may be made at the reduced sales charge that would apply to the total amount you intend to invest. The reduced sales load applies only to new purchases.

     If you do not invest the total amount within the period, you may pay the difference between the higher sales charge rate that would have been applied to the purchases you made and the reduced sales charge rate you have paid. Shares of the Portfolio equal to 5% of the amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, the Transfer Agent will redeem a sufficient amount of your escrowed shares to pay the additional sales charge. After the terms of your Letter of Intent are fulfilled, the Transfer Agent will release your escrowed shares.

     If your purchases qualify for a further sales load reduction in addition to that indicated in the Letter of Intent, the sales load will be adjusted to reflect your total purchases. Signing a Letter of Intent does not bind you to purchase the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. To apply, sign the Letter of Intent form at the time you purchase Class A shares. You will be entitled to the applicable sales load that is in effect at the date you submit the Letter of Intent until you complete your intended purchase.

     Qualification of Discounts: As shown in the schedule of Class A sales charges, larger purchases may result in lower sales charges to you. For purposes of determining the amount of purchases using the Right of Accumulation and Letter of Intent privileges, you may combine your purchase with:

     - purchases by your spouse for his, her or your joint account or for the account of any minor children, and

     - the aggregate investment of any trustee or other Institutional Investor for you and/or your spouse or your minor children.

     A trustee or custodian of any qualified pension or profit sharing plan may combine its aggregate purchases.

     For further information on sales charge reductions, call 1-800-442-1941.

REDEMPTION INFORMATION

     You may redeem all or a portion of your shares on any day that the Portfolio is open for business. Shares will be redeemed at the next calculated NAV after the Transfer Agent has received the redemption request and will earn dividends declared, if any, through the day of redemption. If an account is closed, any accrued dividends will be paid at the beginning of the following month.

METHODS FOR REDEEMING SHARES

     Shareholders may redeem Class A, Class B, and Class C shares through one of the following means:

     On your behalf, the broker of record listed on your account may redeem shares. Proceeds from the redemption can only be sent to your address of record.

     By Mail: Write a "letter of instruction" to the Portfolio with your name, the Portfolio's name, your account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application, along with a signature guarantee (if required) as described below. All redemption requests should be sent to:

     First Funds
     c/o Boston Financial Data Services
     P.O. Box 8050
     Boston, Massachusetts 02266-8050

     A signature guarantee is designed to protect you, the Portfolio, and its agents from fraud. Your written request requires a signature guarantee if you wish to redeem more than $1,000 worth of shares; if your account registration has changed within the last 30 days; if the check is not being mailed to the address on your account; if the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another First Funds account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, broker-dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public.

     By Phone: Provided you have elected this option in advance, you may request a redemption of shares by calling the Transfer Agent at 1-800-442-1941 (option
2). Your redemption proceeds can be sent to you in the mail or, as more fully described below, the proceeds can be sent directly to a bank account by bank transfer or wire. For your protection, all telephone calls are recorded. Also, neither First Funds, First Tennessee, Martin, nor the Transfer Agent or any of their agents will be responsible for acting on telephone instructions they reasonably believe are genuine provided that all identity vertification procedures are followed. For more information about telephone redemptions, please call 1-800-442-1941 (option 2).

     By Bank Transfer (ACH): When establishing your account in the Portfolio, you must have indicated this account privilege to authorize the redemption of monies with the proceeds transferred to your bank account via the ACH. To authorize a redemption, simply contact the Transfer Agent at 1-800-442-1941 (option 2), and your redemption will be processed at the NAV next calculated. Please allow two or three days after the authorization for monies to reach your bank account.

     By Wire: You may make redemptions by wire provided you have established your account to accommodate wire transactions. If telephone instructions are received before the close of business (normally 4 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent.

     Through Systematic Withdrawal Plan: You can have monthly, quarterly or semi-annual checks sent from your account to you, to a person named by you, or to your bank checking account. Your Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $100 or more per

Portfolio per month. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted. Please contact First Funds at 1-800-442-1941 (option 1) or your Investment Professional for more information.

     Shareholders may redeem Class I shares through one of the following means:

     Institutional Investors may redeem all or a portion of their account shares on any Business Day. Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request and will earn dividends declared, if any, through the day of redemption. If an account is closed, any accrued dividends will be paid at the beginning of the following month.

     Institutional Investors may make redemptions by wire provided they have established a wire account with the Transfer Agent. Please call 1-800-442-1941 (option 2), to advise the Transfer Agent of the wire. If telephone instructions are received before the close of business (normally 4 p.m. Eastern time) on any Business Day, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. The Institutional Investor may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent at P.O. Box 8050, Boston, Mass., 02266.

POLICIES FOR REDEEMING SHARES

     Policies for redeeming Class I, Class A, Class B, and Class C Shares are set forth below.

     Pursuant to the Investment Company Act of 1940, as amended, if making immediate payment of redemption proceeds could adversely affect the Portfolio, payments may be made up to seven days later. Also, when the New York Stock Exchange (NYSE) is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent Portfolio securities are traded in other markets on days when the NYSE is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

     If transactions by telephone cannot be executed (for example, during times of unusual market activity), orders may be placed by mail to the Transfer Agent. In case of suspension of the right of redemption, the Institutional Investor may either withdraw its request for redemption or it will receive payment based on the NAV next determined after the termination of the suspension.

     The Portfolio may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent that Portfolio securities are traded in other markets on days when the NYSE is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

     If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or you will receive payment based on the next determined NAV after the termination of the suspension.

EXCHANGE INFORMATION

METHODS FOR EXCHANGING SHARES

     An exchange is the redemption of shares of one Portfolio and the purchase of shares of another. The exchange privilege is a convenient way to sell and buy shares of other Portfolios within First Funds. Not all First Funds Portfolios may be available in your state. Please check with your Investment Professional or call First Funds at 1-800-442-1941. Except as noted below, the Portfolio's shares may be exchanged for the same

Class of shares of other First Funds Portfolios. The redemption and purchase will be made at the NAV next determined after the exchange request is received and accepted by the Transfer Agent. You may execute exchange transactions by calling the Transfer Agent at 1-800-442-1941 (option 2) prior to the close of business (normally 4 p.m. Eastern time) on any Business Day.

     Class A shares of the First Funds Money Market Portfolios are not currently available for investment. Investors in Class A shares wishing to exchange into one of the Money Market Portfolios will receive Class C shares. Investors in Class B shares wishing to exchange into one of the First Funds Money Market Portfolios will receive Class B shares of the Cash Reserve Portfolio.

     If you exchange shares subject to a CDSC the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any Portfolio into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. Also, Institutional Investors converted to Class C shares will not be subject to the 1% CDSC in the first 16 months. When making an exchange or opening an account in another Portfolio by exchange, the registration and tax identification numbers of the two accounts must be identical. To open a new account through exchange, the minimum initial investment requirements must be met.

     Each exchange may produce a gain or loss for tax purposes. To protect the Portfolio's performance and its shareholders, First Tennessee and Martin discourage frequent exchange activity by investors in response to short-term market fluctuations. The Portfolio reserves the right to refuse any specific purchase order, including certain purchases by exchange if, in Martin's opinion, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be affected adversely. Exchanges or purchase orders may be restricted or refused if the Portfolio receives or anticipates individual or simultaneous orders affecting significant portions of the Portfolio's assets. Although the Portfolio will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Portfolio reserves the right to modify or withdraw the exchange privilege upon 60 days notice and to suspend the offering of shares in any Class without notice to shareholders. You or your Institutional Investor, if you are invested in Class I, will receive written confirmation of each exchange transaction.

     Exchanges are generally not permitted from Class I to another Class. Should a beneficial owner of Class I shares cease to be eligible to purchase shares of Class I, Class I shares held in an Institutional Account may be converted to shares of another Class.

     You may also exchange through the First Funds Systematic Exchange Program. This account option may be added to your account if you would like to automatically withdraw from one First Funds account into another First Funds account on a regular basis. Please note that there may be a tax liability associated with redemptions made from your mutual fund investment. Talk to your Investment Professional regarding your specific tax situation.

     The systematic exchange program is established between identically registered accounts. New accounts must meet the account minimum standards listed previously. Call First Funds at 1-800-442-1941 (option 2) for more details on establishing this program.

POLICIES FOR EXCHANGING SHARES

     Before making an exchange request, read the prospectus of the Portfolio you wish to purchase by exchange. You can obtain a prospectus for any First Fund Portfolio by contacting your broker, financial advisor or other financial institution or by calling First Funds at 1-800-442-1941.

     Brokers, financial advisors or other financial institutions may charge you a fee for handling exchanges.

     We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES AND REDEMPTIONS

     We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed, received and accepted by the Transfer Agent. We may reject any requests that are not in proper form.

     We reserve the right to reject any purchase order, including exchanges from other First Funds Portfolios.

     At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Portfolio shares, except where limited by law.

     We may delay sending redemption proceeds for up to seven days, or longer if permitted by the SEC.

     To limit the Funds' expenses, we do not issue share certificates.

     The Portfolio, its agents or your Investment Professional may record calls and you should verify the accuracy of confirmation statements immediately after receipt. If you do not want the ability to redeem and exchange by telephone, please check the box on your application (if you invest directly) or, if you invest through an Investment Professional, please call them for instructions.

     The New York Stock Exchange ("NYSE") has scheduled the following holiday closings: Thanksgiving Day, Christmas Day, New Year's Day, Dr. Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day and Labor Day. Although the same holiday schedule is expected to be observed in the future, the NYSE may modify its holiday schedule at any time.

     If the Trustees determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each Portfolio's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

     Pursuant to Rule 11a-3 under the 1940 Act, each Portfolio is required to give shareholders at least 60 days' notice prior to terminating or modifying each Portfolio's exchange privilege. Under Rule 11a-3, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange, or (ii) under extraordinary circumstances, a Portfolio temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

     This exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor Regulations.

     As provided for in Rule 22d-1 under the 1940 Act, ALPS Distributors, Inc. exercises its right to waive each Portfolio's Class A shares' maximum sales charge in connection with the Portfolio's merger with or acquisition of any investment company or trust.

     CDSC aging in Class C shares will be suspended when exchanging into one of the Money Market Portfolios. CDSC aging will resume once Class C shares are exchanged out of the Money Market Portfolio.

SHAREHOLDER PRIVILEGES

     Reinstatement Privilege. If you purchase Class A shares within 60 days after redeeming shares of the Portfolio, you will receive credit towards the sales load payable on the purchase to the extent of the sales load you paid on the shares you redeemed. This reinstatement privilege may be exercised only with respect to redemptions and purchases in the same First Funds Portfolio. The reinstatement privilege can be exercised only one time with respect to any particular redemption.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

     The Portfolio has adopted distribution and shareholder servicing plans for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.25% for Class A, 0.70% for Class B and 1.00% for Class C. Because these fees are paid out of portfolio assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

VALUING OF FUND SHARES

     The price at which you buy, sell or exchange Portfolio shares is the share price or NAV. The share price for each Class of shares of the Portfolio is determined by adding the value of each Class' proportional share of the Portfolio's investments, cash and other assets, deducting each Class' proportional share of liabilities, and then dividing that value by the total number of the shares outstanding in that Class.

     The Portfolio is open for business each day that the NYSE is open (a "Business Day"). The NAV is calculated at the close of the Portfolio's Business Day, which coincides with the close of regular trading of the NYSE (normally 4 p.m. Eastern time). Share price is not calculated on the days that the NYSE is closed.

     When the Portfolio calculates the share price for each share Class, it values the securities it holds at market value. Sometimes market quotes from some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the Trustees.

     In valuing securities owned by each Portfolio, the Advisers use various methods depending on the market or exchange on which the securities are traded. Securities traded on the New York Stock Exchange ("NYSE") or the American Stock Exchange are appraised at the last sale price, or if no sale has occurred, at the closing bid price. Securities traded on other exchanges are appraised as nearly as possible in the same manner. Securities and other assets for which exchange quotations are not readily available are valued on the basis of closing over-the-counter bid prices, if available, or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees. Short-term securities maturing in 60 days are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Convertible securities and fixed-income securities are valued primarily by a pricing service that uses a vendor security valuation matrix, which incorporates both dealer-supplied valuations and electronic data processing techniques. The Advisers believe that this two-fold approach more accurately reflects fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted, exchange, or over-the-counter prices.

     The Trustees have approved the use of pricing services. Securities and other assets for which there is no readily available market are valued in good faith by a committee appointed by the Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a Portfolio if, in the opinion of a committee appointed by the Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

     Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the NYSE. The values of any such securities held by the Portfolios are determined as of such time for the purpose of computing the Portfolios' NAV per share. Foreign security prices are furnished by independent brokers or quotation services, which express the value of securities in their local currency. ALPS Mutual Funds Services, Inc., the Fund Accountant, gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of the net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith.

DISTRIBUTIONS

     The Portfolio earns interest from bond, money market, and other fixed-income investments. These are passed along as dividend distributions. Income dividends for the Portfolio are declared daily and paid monthly. The Portfolio may realize capital gains if it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

     When you fill out your account application, you can specify how you want to receive your distributions. Currently, there are three available options:

     1. Reinvestment Option: Your dividend distributions and capital gain distributions, if any, will be automatically reinvested in additional shares of the Portfolio. Reinvestment of distributions will be made at that day's NAV. If you do not indicate a choice on your application, you will be assigned this option.

     2. Cash Option: You will be sent a check for each dividend and capital gain distribution, if any. Distribution checks will be mailed no later than seven days after the last day of the month.

     3. Income-Earned Option: Your capital gain distributions, if any, will be automatically reinvested, but you will be sent a check for any dividend distribution.

     The Portfolio intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Portfolio are declared daily and paid monthly.

INDIVIDUAL FEDERAL TAX CONSEQUENCES

     Investments in a Portfolio may have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Portfolio and about other potential tax liabilities, including backup withholding for certain taxpayers and about tax aspects of dispositions of shares of the Funds, is contained in the Statement of Additional Information, which is available to you upon request. You should consult your tax advisor about your own particular tax situation.

     Federal Taxes: Distributions of gains from the sale of assets held by the Portfolio for more than one year generally are taxable to shareholders at the applicable long-term capital gains rate, regardless of how long they have owned their Portfolio shares. Distributions from other sources generally are taxed as ordinary income.

     Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid in January are taxable as if paid on Dec. 31. The Portfolio will send each investor or, if Class I, each Institutional Investor, an IRS Form 1099-DIV by Jan. 31 of each year.

PORTFOLIO FEDERAL TAX CONSEQUENCES

     DIVIDENDS. Because the income earned by the Bond Portfolio and the Intermediate Bond Portfolio is primarily derived from interest, dividends from each such Portfolio generally will not qualify for the dividends-received deduction available to corporations. A portion of each Portfolio's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore increase (decrease) dividend distributions. Each Portfolio will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

     CAPITAL GAIN DISTRIBUTIONS. Distributions of gains from the sale of assets held by a Portfolio for more than one year generally are taxable to shareholders of that Portfolio at the applicable long-term capital gains rate, regardless of how long the shareholders have owned their Portfolio shares.

     Short-term capital gains distributed by a Portfolio, if any, are taxable to shareholders as dividends, not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

     FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Because each Portfolio does not currently anticipate that securities of foreign corporations will constitute more than 50% of each Portfolio's total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

     TAX STATUS OF THE TRUST. Each Portfolio has qualified in prior fiscal years and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRC"), so that each Portfolio will not be liable for federal income or excise taxes on net investment income or capital gains to the extent that these are distributed to shareholders in accordance with applicable provisions of the IRC. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes, each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis. Each Portfolio also intends to comply with other federal tax rules applicable to regulated investment companies. The Portfolio's principal place of business is located in Denver, Colorado. The Portfolio intends to comply with Colorado tax rules applicable to registered investment companies.

     If the Portfolios purchase shares in certain foreign investment entities, called passive foreign investment companies ("PFICs"), they may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on the Portfolios with respect to deferred taxes arising from such distributions or gains.

     OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each Portfolio and its shareholders. In addition to federal income taxes, shareholders may be subject to state and local taxes on distributions received from each Portfolio. Investors should consult their tax advisers to determine whether each Portfolio is suitable to their particular tax situation.

           INFORMATION ABOUT MANAGEMENT OF THE BOND PORTFOLIO AND THE
                           INTERMEDIATE BOND PORTFOLIO

INVESTMENT ADVISOR

     First Tennessee Bank National Association, 530 Oak Court Dr., Memphis, Tennessee ("First Tennessee"), serves as Investment Advisor to the Bond Portfolio, and with the prior approval of the board of trustees has engaged Highland Capital Management Corp. ("Highland") to act as Sub-Advisor to the Portfolio. Subject to First Tennessee's supervision, Highland is responsible for the day-to-day investment management of the Portfolio, including providing investment research and credit analysis concerning Portfolio investments and conducting a continuous program of investment of Portfolio assets in accordance with the investment policies and objectives of the Portfolio. On March 1, 1994, Highland, which is located at 6077 Primacy Parkway, Memphis, Tennessee, merged with and into First Tennessee Investment Management, Inc. ("FTIM"), an affiliate of First Tennessee, and changed its name to Highland Capital Management Corp. FTIM (now Highland), has been a wholly-owned subsidiary of First Tennessee National Corporation since 1972. First Tennessee and Highland have a history of investment management that dates back to 1929. Highland had a total of $4.1 billion in assets under management as of June 30, 2002.

     First Tennessee also serves as Investment Advisor to the Intermediate Bond Portfolio. With respect to that portfolio, however, Martin & Company, Inc. ("Martin") serves as sub-advisor and provides day-to-day management of the Portfolio. Martin, which is located at Two Centre Square, Suite 200, 625 South Gay Street, Knoxville, Tennessee, is an investment advisory subsidiary of First Tennessee National Corporation, which also owns First Tennessee. Martin and its predecessors have been in the investment advisory business for more than 11 years and have considerable experience in securities selection, including expertise in the selection of fixed-income securities. Martin had not previously advised or sub-advised a registered investment company such as First Funds, although Martin is subject to the supervision of First Tennessee, which has a history of investment management since 1929 and has served as investment advisor to First Funds since its inception in 1992. Martin had a total of $1.8 billion in assets under management as of June 30, 2002.

      ADDITIONAL INFORMATION ABOUT THE BOND PORTFOLIO AND THE INTERMEDIATE
                                 BOND PORTFOLIO

     Information about the Bond Portfolio and the Intermediate Bond Portfolio is included in (i) the Prospectus of the Bond Portfolio (Class I, Class A and Class C shares) dated October 28, 2002, as supplemented on February 26, 2003; (ii) the Prospectus of the Intermediate Bond Portfolio (Class I, Class A, Class B and Class C shares) dated October 28, 2002, as supplemented on February 26, 2003;
(iii) the Statement of Additional Information for the Bond Portfolio and the Intermediate Bond Portfolio dated October 28, 2002, as supplemented on February 26, 2003; (iv) the Annual Report for the Bond Portfolio (Class I, Class A and Class C shares) and the Intermediate Bond Portfolio (Class I, Class A, Class B and Class C shares) dated June 30, 2002; (v) the Semi-Annual Report for the Bond Portfolio (Class I, Class A and Class C shares) dated December 31, 2002; (vi) the Semi-Annual Report of the Intermediate Bond Portfolio (Class I, Class A, Class B and Class C shares) dated December 31, 2002. Copies of these documents, the Statement of Additional Information related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge by calling the Bond Portfolio or the Intermediate Bond Portfolio at the telephone number or by writing to the Portfolios at the address listed for the Portfolios on the cover page of this Proxy Statement/Prospectus.

     Both the Bond Portfolio and the Intermediate Bond Portfolio are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, DC 20549 and at the Central Regional Office of the SEC, 1801 California Street, Suite 1500, Denver, CO 80202. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549 at prescribed rates.

                                 OTHER BUSINESS

     The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                               VOTING INFORMATION

     This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement/Prospectus, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the Bond Portfolio on or about June 12, 2003. Only shareholders of record as of the close of business on the Record Date, April 28, 2003, will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted FOR the Reorganization and FOR any other matters deemed appropriate.

     A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the Trust at the address on the cover of this Proxy Statement/Prospectus or by attending and voting at the Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

PROXY SOLICITATION

     Proxies are solicited by mail. Additional solicitations may be made by telephone, e-mail or other personal contact by officers or employees of First Funds and its affiliates or by proxy soliciting firms retained by First Funds. First Funds may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. The cost of the solicitation will be borne by First Funds.

     As the meeting date approaches, shareholders of the Bond Portfolio may receive a call from a representative of First Funds if the Fund has not yet received your vote. Authorization to permit First Funds to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Bond Portfolio. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Bond Portfolio believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, the First Funds representative is required to ask the shareholder for the shareholder's full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement/Prospectus in the mail.

     If the shareholder information solicited agrees with the information provided to First Funds by the Bond Portfolio, the First Funds has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The First Funds representative, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. First Funds will record the shareholder's instructions on the card. Within 72 hours, First Funds will send the shareholder a letter or mailgram to confirm the shareholder's vote and asking the shareholder to call First Funds immediately if the shareholder's instructions are not correctly reflected in the confirmation.

QUORUM

     The holders of a majority of the shares of the Bond Portfolio that are outstanding at the close of business on the Record Date and are present in person or represented by proxy will constitute a quorum for the Meeting.

VOTE REQUIRED

     Approval of the Reorganization requires the affirmative vote of the holders of the lesser of (a) 67% or more of the shares of the Bond Portfolio present at the meeting or represented by proxy if holders of more than 50% of the outstanding shares of the Bond Portfolio are present or represented by proxy, or
(b) more than 50% of the outstanding shares of the Bond Portfolio. Shareholders of the Bond Portfolio are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.

EFFECT OF ABSTENTIONS AND BROKER "NON-VOTES"

     For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Abstentions and broker non-votes will effectively be a vote against adjournment and against the Reorganization, for which the required vote is a percentage of the shares outstanding and entitled to vote on the matter.

ADJOURNMENTS

     In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of the lesser of (a) 67% or more of the voting securities of the Bond Portfolio present at the meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Bond Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Bond Portfolio. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

SHARE INFORMATION

     The chart below lists the number of shares of each class of the Bond Portfolio that were outstanding as of the close of business on February 28, 2003:

                      SHARES OUTSTANDING ON FEBRUARY 28, 2003
                    -------------------------------------------
                           CLASS              BOND PORTFOLIO
                    -------------------    -------------------
                    Class I                      23,540,442.44
                    Class A                         241,513.22
                    Class C                         153,615.45
                      Total                      23,935,571.11

     On February 28, 2003, to the knowledge of the Trust, the following shareholders owned, either beneficially or of record, 5% or more of the outstanding shares of the Bond Portfolio:

        NAME                                   NAME                                 TYPE         PERCENTAGE
         OF                                     AND                                  OF              OF
     PORTFOLIO                           ADDRESS OF OWNER                         OWNERSHIP      PORTFOLIO
--------------------  -------------------------------------------------------  ---------------  -------------
Bond Portfolio        First Tennessee Bank National Association(1)                Record          96.93%
                      165 Madison Avenue
                      Memphis, TN 38103

(1) Includes shares held in various customer accounts for which First Tennessee Bank National Association acts as fiduciary and has discretionary voting authority.

     The Trust has been advised by First Tennessee Bank National Association, that it intends to vote the shares of the Bond Portfolio over which it has voting power FOR each proposal at the Meeting. Thus, the Reorganization will be approved.

     As of the Record Date, to the knowledge of the Trust, the Trustees and executive officers of the Trust beneficially owned individually, and owned collectively as a group, less than less than 1% of the outstanding shares of the Bond Portfolio. OR As of the Record Date, to the knowledge of the Trust, the Trustees and executive officers of the Trust beneficially owned individually, and owned collectively as a group, less than 1% of the outstanding shares of the Bond Portfolio.

     The votes of the shareholders of the Intermediate Bond Portfolio are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

                                  LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of the Intermediate Bond Portfolio will be passed upon by Baker, Donelson, Bearman and Caldwell, P.C., 165 Madison Avenue, Suite 2000, Memphis, Tennessee 38103.

     THE TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND APPROVAL OF THE REORGANIZATION AGREEMENT INCLUDING THE SALE OF ALL OF THE ASSETS OF THE BOND PORTFOLIO TO THE INTERMEDIATE BOND PORTFOLIO, THE TERMINATION OF THE BOND PORTFOLIO AND THE DISTRIBUTION OF SHARES OF THE INTERMEDIATE BOND PORTFOLIO TO SHAREHOLDERS OF THE BOND PORTFOLIO, AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE REORGANIZATION AGREEMENT.

                                   APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this __ day of _____________, 2003, by and between First Funds, a Massachusetts business trust (the "Trust"), on behalf of the Bond Portfolio series of the Trust (the "Predecessor Portfolio"), and the Intermediate Bond Portfolio series of the Trust (the "Successor Portfolio").

     All references in this Agreement to action taken by the Predecessor Portfolio or the Successor Portfolio shall be deemed to refer to action taken by the Trust on behalf of the respective series.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by the Predecessor Portfolio of all or substantially all of its assets to the Successor Portfolio, in exchange solely for shares of beneficial interest in the Successor Portfolio (the "Successor Portfolio Shares") having a net asset value equal to the net asset value of the Predecessor Portfolio, the assumption by the Successor Portfolio of all the liabilities of the Predecessor Portfolio, and the distribution of the Successor Portfolio Shares to the shareholders of the Predecessor Portfolio in complete liquidation of the Predecessor Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     Shares of beneficial interest of the Predecessor Portfolio (the "Predecessor Portfolio Shares") are divided into three classes of voting shares, designated class I Shares (the "Class I Predecessor Portfolio Shares"), class A Shares (the "Class A Predecessor Shares") and class C Shares (the "Class C Predecessor Portfolio Shares"). Shares of beneficial interest of the Successor Portfolio (the "Successor Portfolio Shares") are divided into four classes of voting shares, designated class I Shares (the "Class I Successor Portfolio Shares"), class A Shares (the "Class A Successor Shares"), class B Shares (the "Class B Successor Shares") and class C Shares (the "Class C Successor Portfolio Shares").

     WHEREAS, the Board of Trustees of the Trust has determined that it is in the best interests of the Predecessor Portfolio and the Successor Portfolio, respectively, that the assets of the Predecessor Portfolio be acquired by the Successor Portfolio pursuant to this Agreement and in accordance with the applicable statutes of the Commonwealth of Massachusetts and the Declaration of Trust and that the interests of existing shareholders will not be diluted as a result of this transaction;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

     1.     PLAN OF REORGANIZATION

            1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Trust shall:

                    (i) transfer all or substantially all of the assets of the Predecessor Portfolio, as set forth in paragraph 1.2, to the Successor Portfolio;

                    (ii) cause the Successor Portfolio to deliver to the Predecessor Portfolio (A) Class I Successor Portfolio Shares determined by dividing the portion of the net asset value of the Assets (as defined below) (such net asset value computed as set forth in paragraph 2.2 hereof and referred to as the "Predecessor Portfolio Value") attributable to the Class I Predecessor Portfolio Shares by the net asset value ("NAV") of a Class I Successor Portfolio Share (computed as set forth in paragraph 2.2), (B) Class B Successor Portfolio Shares determined by dividing the portion of the Predecessor Portfolio Value attributable to the Class B Predecessor Portfolio Shares by the NAV of a Class B Successor Portfolio Share (computed as set forth in paragraph 2.2) and (C) Class C Successor Portfolio Shares determined by dividing the portion of the Predecessor Portfolio Value attributable to the Class C Predecessor Portfolio Shares by the NAV of a Class C Successor Portfolio Share (computed as set forth in paragraph 2.2); and

                    (iii) cause the Successor Portfolio to assume all the liabilities of the Predecessor Portfolio, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the "Closing").

            1.2 The assets of the Predecessor Portfolio to be acquired by the Successor Portfolio (collectively, the "Assets") shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Predecessor Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Portfolio on the closing date provided in paragraph
2.1 (the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Predecessor Portfolio, to the extent that they exist at or after the Closing, shall after the Closing attach to the Successor Portfolio and may be enforced against the Successor Portfolio to the same extent as if the same had been incurred by the Successor Portfolio.

            1.3 The Predecessor Portfolio will distribute pro rata to its shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Current Shareholders"), the corresponding Successor Portfolio Shares received by the Trust pursuant to paragraph 1.1. Current Shareholders owning Class I Predecessor Portfolio Shares shall receive Class I Successor Portfolio Shares, Current Shareholders owning Class A Predecessor Portfolio Shares shall receive Class A Successor Portfolio Shares, and Current Shareholders owning Class C Predecessor Portfolio Shares shall receive Class C Successor Portfolio Shares. Such distribution and liquidation will be accomplished by the transfer of the Successor Portfolio Shares then credited to the accounts of the Predecessor Portfolio on the books of the Successor Portfolio to open accounts on the share records of the Successor Portfolio in the names of the Current Shareholders. The aggregate net asset value of the Successor Portfolio Shares to be credited to Current Shareholders shall be equal to the aggregate net asset value of the Predecessor Portfolio Shares owned by Current Shareholders as of the Closing. All issued and outstanding shares of the Predecessor Portfolio will simultaneously be canceled on the books of the Trust. The Successor Portfolio shall not issue certificates representing the Successor Portfolio Shares in connection with such exchange. Ownership of Successor Portfolio Shares will be shown on the books of the Trust's transfer agent. As soon as practicable after the Closing, the Trust shall take all steps necessary to effect a complete liquidation of the Predecessor Portfolio.

     2.     CLOSING AND CLOSING DATE

            2.1 The Closing Date shall be June 26, 2003, or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as the close of the regular trading session of the New York Stock Exchange (the "Valuation Time"). The Closing shall be held at the offices of First Funds, 1625 Broadway, Suite 2200, Denver, Colorado 80202, or at such other time and/or place as the parties may agree.

            2.2 The value of the assets and liabilities of the Predecessor Portfolio shall be computed as of the Valuation Time on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using valuation procedures described in the Predecessor Portfolio's then-current prospectus and Statement of Additional Information. The Predecessor Portfolio Value shall be determined by dividing the value of the Assets of the Predecessor Portfolio less the value of the liabilities of the Predecessor Portfolio as determined as provided herein. The net asset value of each class of Successor Portfolio Shares shall be computed as of the Valuation Time using the valuation procedures set forth in the Successor Portfolio's then-current prospectus and Statement of Additional Information.

            2.3 The Trust shall cause Boston Financial Data Services (the "Transfer Agent"), transfer agent of the Predecessor Portfolio, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number and percentage ownership of outstanding shares of the Predecessor Portfolio owned by each such shareholder immediately prior to the Closing. The Successor Portfolio shall issue and deliver a confirmation evidencing the Successor Portfolio Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Trust that such Successor Portfolio Shares have been credited to the accounts of the Predecessor Portfolio on the books of the Successor Portfolio. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.     REPRESENTATIONS AND WARRANTIES

            3.1 The Trust, on behalf of the Predecessor Portfolio, hereby represents and warrants to the Successor Portfolio as follows:

                    (i) the Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority to conduct its business as presently conducted;

                    (ii) the Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission ("SEC") as an investment company under the Investment Company Act of 1940 (the "1940 Act") is in full force and effect, and the Bond Portfolio is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

                    (iii) the Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Predecessor Portfolio;

                    (iv) the execution and delivery of this Agreement on behalf of the Predecessor Portfolio and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Trust or the shareholders of the Predecessor Portfolio are necessary to authorize this Agreement and the transactions contemplated hereby;

                    (v) this Agreement has been duly executed by the Trust on behalf of the Predecessor Portfolio and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

                    (vi) neither the execution and delivery of this Agreement by the Trust on behalf of the Predecessor Portfolio, nor the consummation by the Trust on behalf of the Predecessor Portfolio of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Trust Instrument or Bylaws of the Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Trust is a party or by which the Trust or any of its assets is subject or bound; and

                    (vii) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Trust on behalf of the Predecessor Portfolio or the consummation of any transactions contemplated hereby by the Trust, other than as shall be obtained at or prior to the Closing.

            3.2 The Trust, on behalf of the Successor Portfolio, hereby represents and warrants to the Predecessor Portfolio as follows:

                    (i) the Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority to conduct its business as presently conducted;

                    (ii) the Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission ("SEC") as an investment company under the 1940 Act is in full force and effect, and the Intermediate Bond Portfolio is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

                    (iii) the Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Portfolio;

                    (iv) the execution and delivery of this Agreement on behalf of the Successor Portfolio and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Trust or the shareholders of the Successor Portfolio are necessary to authorize this Agreement and the transactions contemplated hereby;

                    (v) this Agreement has been duly executed by the Trust on behalf of the Successor Portfolio and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

                    (vi) neither the execution and delivery of this Agreement by the Trust on behalf of the Successor Portfolio, nor the consummation by the Trust on behalf of the Successor Portfolio of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Trust Instrument or Bylaws of the Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Trust is a party or by which the Trust or any of its assets is subject or bound; and

                    (vii) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Trust on behalf of the Successor Portfolio or the consummation of any transactions contemplated hereby by the Trust, other than as shall be obtained at or prior to the Closing.

     4.     CONDITIONS PRECEDENT

            4.1 The obligations of the Trust on behalf of each of the Predecessor Portfolio and the Successor Portfolio to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

                    (i) the Trust shall have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended (the "Securities Act") and such amendment or amendments thereto as are determined by the Board of Trustees of the Trust to be necessary and appropriate to effect the registration of the Successor Portfolio Shares (the "Registration Statement"), and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

                    (ii) the applicable Successor Portfolio Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

                    (iii) all representations and warranties of the Trust on behalf of the Predecessor Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Trust on behalf of the Successor Portfolio shall have received a certificate of an officer of the Trust acting on behalf of the Predecessor Portfolio to that effect in form and substance reasonably satisfactory to the Trust on behalf of the Successor Portfolio;

                    (iv) all representations and warranties of the Trust on behalf of the Successor Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Trust on behalf of the Predecessor Portfolio shall have received a certificate of an officer of the Trust acting on behalf of the Successor Portfolio to that effect in form and substance reasonably satisfactory to the Trust on behalf of the Predecessor Portfolio;

                    (v) the Trust on behalf of each of the Predecessor Portfolio and the Successor Portfolio shall have received an opinion from Baker, Donelson, Bearman & Caldwell regarding certain tax matters in connection with the Reorganization; and

                    (vi) the Trust on behalf of each of the Predecessor Portfolio and the Successor Portfolio shall have received an opinion from Baker, Donelson, Bearman & Caldwell regarding the issuance of shares of the Intermediate Bond Portfolio in connection with the Reorganization.

     5.     EXPENSES

     All of the expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by the Successor Portfolio.

     6.     ENTIRE AGREEMENT

     The Trust agrees on behalf of each of the Predecessor Portfolio and the Successor Portfolio that this Agreement constitutes the entire agreement between the parties with respect to the subject matter contained herein.

     7.     WAIVER

     The Trust, on behalf of either the Predecessor Portfolio or the Successor Portfolio, may waive compliance with any of the covenants or conditions made herein for the benefit of either Portfolio, other than the requirements that:
(i) this Agreement be approved by shareholders of the Predecessor Portfolio; and
(ii) the Trust receive the opinion of the Trust's counsel that the transaction contemplated by this Agreement will constitute a tax-free reorganization for Federal income tax purposes.

     8.     TERMINATION

     This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Trust, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

     9.     AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

     10.    NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

     11. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

            11.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            11.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

            11.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

            11.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

            11.5 It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust, as provided in the Trust Instrument of the Trust. The execution and delivery by such officers of the Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in the Trust Instrument of the Trust. The Trust is a series company with multiple series and has entered into this Agreement on behalf of the Predecessor Portfolio and the Successor Portfolio.

            11.6 The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.

     IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date set forth above.

ATTEST:                                   FIRST FUNDS
                                          For and on behalf of Intermediate Bond
                                          Portfolio

----------------------------------        By:
                                             -----------------------------------
Name:                                     Name:
     ----------------------------              ---------------------------------
Secretary                                 Title:
                                                --------------------------------

ATTEST

                                          FIRST FUNDS
                                          For and on behalf of Bond Portfolio

----------------------------------        By:
                                             -----------------------------------
Name:                                     Name:
     ----------------------------              ---------------------------------
Secretary                                 Title:
                                                --------------------------------

                                     PART B

                                   FIRST FUNDS

                           Intermediate Bond Portfolio

                                -----------------

                       Statement of Additional Information

                                  June 2, 2003

                                -----------------

       Acquisition of the Assets and         By and in Exchange for Shares of
      Liabilities of First Funds Bond          First Funds Intermediate Bond
      Portfolio ("Bond Portfolio") (a          Portfolio ("Intermediate Bond
           series of First Funds)             Portfolio") ( a series of First
                                                          Funds)

                FIRST FUNDS                            FIRST FUNDS
         1625 BROADWAY, SUITE 2200              1625 BROADWAY, SUITE 2200
           DENVER, COLORADO 80202                DENVER, COLORADO 80202

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated June 2, 2003, relating specifically to the proposed transfer of all of the assets of the Bond Portfolio to the Intermediate Bond Portfolio and the assumption of all the liabilities of the Bond Portfolio in exchange for shares of the Intermediate Bond Portfolio having an aggregate value equal to those of the Bond Portfolio. Both Portfolios are diversified series of First Funds, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940. The Bond Portfolio was established on 8/23/93. The Intermediate Bond Portfolio was established on 3/2/98. To obtain a copy of the Proxy Statement/Prospectus, please write to First Funds, 1625 Broadway, Suite 2200, Denver, Colorado 80202 or call 1-800-442-1941. The transfers are to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information incorporates by reference the following described documents, each of which accompanies this Statement of Additional Information:

     (1) Prospectus of the Bond Portfolio (Class I, Class A and Class C shares) dated October 28, 2002, as supplemented on February 26, 2003;

     (2) Prospectus of the Intermediate Bond Portfolio (Class I, Class A, Class B and Class C shares) dated October 28, 2002, as supplemented on February 26, 2003;

     (3) Statement of Additional Information for the Bond Portfolio and the Intermediate Bond Portfolio dated October 28, 2002, as supplemented on February 26, 2003;

     (4) The Annual Report for the Bond Portfolio (Class I, Class A and Class C shares) and the Intermediate Bond Portfolio (Class I, Class A, Class B and Class C shares) dated June 30, 2002;

     (5) The Semi-Annual Report for the Bond Portfolio (Class I, Class A and Class C shares) and the Intermediate Bond Portfolio (Class I, Class A, Class B and Class C shares) dated December 31, 2002;

     (6) Pro forma financial statements of the Bond Portfolio and the Intermediate Bond Portfolio giving effect to the Reorganization described in the Proxy Statement/Prospectus as of June 30, 2002; and

     (7) Pro forma financial statements of the Bond Portfolio and the Intermediate Bond Portfolio giving effect to the Reorganization described in the Proxy Statement/Prospectus as of December 31, 2002.

                                TABLE OF CONTENTS

PRO FORMA FINANCIAL STATEMENTS...............................................................................B-1

     Pro Forma Financial Statements (June 30, 2002)..........................................................B-2

     Notes to Pro Forma Financial Statements (June 30, 2002)................................................B-13

     Pro Forma Financial Statements (December 31, 2002).....................................................B-15

     Notes to Pro Forma Financial Statements (December 31, 2002)............................................B-27

                         Pro Forma Financial Statements

     Shown below are unaudited combined and condensed pro forma financial statements for the combined Intermediate Bond Portfolio, assuming the Reorganization, as more fully described in the combined Proxy Statement/Prospectus dated June 2, 2003, had been consummated as of June 30, 2002. The combined and condensed pro forma Statement of Operations assumes the Reorganization was consummated on July 1, 2001. We have estimated these combined and condensed pro forma numbers in good faith, based on information contained in the Annual Reports for the previous fiscal year for each class of shares for each Portfolio, with certain adjustments to reflect subsequent events that have had an impact on the level of the fees and expenses of the Funds since June 30, 2002.

     Additional information regarding the performance of the Portfolios is contained in "Management's Discussion of Fund Performance and Financial Highlights" in the Proxy Statement/Prospectus.

     In each case, the first table presents combined and condensed pro forma Statements of Assets and Liabilities for the combined Intermediate Bond Portfolio. The second table presents combined and condensed pro forma Statements of Operations for the combined Intermediate Bond Portfolio. The third table presents a combined and condensed pro forma Portfolio of Investments for the combined Intermediate Bond Portfolio. The tables are followed by the Notes to the Pro Forma Financial Statements.

                                   First Funds
              Pro Forma Combined and Condensed Financial Statements
            of the Bond Portfolio and the Intermediate Bond Portfolio
                                  June 30, 2002

                                   First Funds
      Pro Forma Combined and Condensed Statement of Assets and Liabilities
            of the Bond Portfolio and the Intermediate Bond Portfolio
                                  June 30, 2002

                                                        BOND        INTERMEDIATE BOND
                                                     PORTFOLIO          PORTFOLIO         ADJUSTMENTS       PRO FORMA
                                                     (AUDITED)          (AUDITED)         (UNAUDITED)      (UNAUDITED)
                                                -------------------------------------------------------------------------
ASSETS:

Investments, at value (cost -see below)           $   248,399,506   $     236,166,686                     $   484,566,192
Receivable for portfolio shares sold                           29             334,864                             334,893
Interest receivable                                     4,409,526           4,400,920                           8,810,446
Other assets                                               10,036               7,035                              17,071
                                                -------------------------------------------------------------------------
    Total assets                                      252,819,097         240,909,505                         493,728,602
                                                -------------------------------------------------------------------------

LIABILITIES:

Payable for portfolio shares redeemed                       5,509              29,712                              35,221
Accrued management fee                                     58,489              53,816                             112,305
Accrued administration fee                                 27,438              26,963                              54,401
Accrued co-administration fee                              13,297              12,898                              26,195
Dividends payable                                         376,849             554,719                             931,568
Accrued distribution fee                                    2,059                  82                               2,141
Accrued shareholder servicing fee                           2,145               9,710                              11,855
Other payables and accrued expenses                        80,587              55,214          43,500 (c)         179,301
                                                -------------------------------------------------------------------------
    Total Liabilities                                     566,373             743,114                           1,352,987
                                                -------------------------------------------------------------------------
NET ASSETS                                        $   252,252,724   $     240,166,391                     $   492,375,615
                                                =========================================================================

NET ASSETS CONSIST OF:

Paid in capital                                   $   253,676,808   $     230,521,161                     $   484,197,969
(Over)/Undistributed net investment income                (32,176)            709,573                             677,397
Accumulated net realized gain/(loss) on
   investments                                         (1,829,458)            899,652         (43,500)(c)        (973,306)
Net unrealized appreciation in value of
   investment                                             437,550           8,036,005                           8,473,555
                                                -------------------------------------------------------------------------
NET ASSETS                                        $   252,252,724   $     240,166,391                     $   492,375,615
                                                =========================================================================

COST OF INVESTMENTS                               $   247,961,956   $     228,130,681                     $   476,092,637
                                                =========================================================================

NET ASSET VALUE PER SHARE

Net Assets

    Class I                                       $   244,061,653   $     188,425,044                     $   432,486,697
    Class A                                       $     6,698,263   $      50,031,772                     $    56,730,035
    Class C                                       $     1,492,808   $       1,709,575                     $     3,202,383

Shares of beneficial interest outstanding of no par value, unlimited shares authorized

    Class I                                            24,670,314          18,127,114      (1,190,774)(a)      41,606,654
    Class A                                               678,771           4,812,152         (34,519)(a)       5,456,404
    Class C                                               150,720             164,415          (7,152)(a)         307,983

Net Asset Value and redemption price per share

    Class I                                       $          9.89   $           10.39                     $         10.39
    Class A                                       $          9.87   $           10.40                     $         10.40
    Class C                                       $          9.90   $           10.40                     $         10.40

Maximum offering price per share

    Class I (no sales charge)                     $          9.89   $           10.39                     $         10.39
    Class A (net asset value plus maximum
    sales charge of 3.75%, 2.50% and 3.50%        $         10.25   $           10.67    $       0.11 (b) $         10.78
    of offering price, respectively)
    Class C (no sales charge)                     $          9.90   $           10.40                     $         10.40

(a) Adjustment to reflect the issuance of First Funds Intermediate Bond Portfolio shares in exchange for shares of First Funds Bond Portfolio in connection with the proposed reorganization.
(b) Adjustment to reflect the increase in maximum sales charge on the Intermediate Bond Portfolio which was effective July 1, 2002. This adjustment is unrelated to the Reorganization.
(c) Adjustment to reflect the reorganization costs incurred by the Portfolio.

The accompanying notes are an integral part of the financial statements.

                                   First Funds
            Pro Forma Combined and Condensed Statements of Operations of the Intermediate Bond Portfolio and the Bond Portfolio
                                  June 30, 2002

                                                        BOND        INTERMEDIATE BOND
                                                     PORTFOLIO          PORTFOLIO         ADJUSTMENTS       PRO FORMA
                                                     (AUDITED)          (AUDITED)         (UNAUDITED)      (UNAUDITED)
                                                  -----------------------------------------------------------------------
INTEREST INCOME                                    $    15,855,528    $    13,490,178                     $    29,345,706
                                                  -----------------------------------------------------------------------

EXPENSES

Management fee                                           1,406,538          1,183,360        (126,584)(d)       2,463,314
Administration fee                                         365,050            337,531         (37,531)(a)         665,050
Co-administration fee                                      146,864            135,814          37,531 (b)         320,209
Fund accounting/custody fee                                105,423             88,850          (4,500)(c)         189,773
Transfer agent fee                                          92,285             97,285                             189,570
Transfer agent out of pocket fee:
      Class I                                               40,819             25,411                              66,230
      Class A                                                  204              3,722                               3,926
      Class C                                                  326                124                                 450
Blue sky fee:
      Class I                                                6,135              4,361          (6,135)(c)           4,361
      Class A                                                   26                239             (26)(c)             239
      Class C                                                  536              1,247            (536)(c)           1,247
Distribution fee:
      Class C                                               11,759             11,781                              23,540
Shareholder servicing fee:
      Class A                                               15,835            119,997                             135,832
      Class C                                                3,920              3,927                               7,847
Trustees fee                                                 9,993             11,967                              21,960
Audit & tax                                                 25,400             15,442         (11,842)(c)          29,000
Legal                                                        6,069              4,583                              10,652
Reports to shareholders                                     12,879              6,293                              19,172
Miscellaneous                                               12,327             30,921         (19,095)(c)          24,153
                                                  -----------------------------------------------------------------------
      Total expenses before waiver                       2,262,388          2,082,855                           4,176,525
                                                  -----------------------------------------------------------------------

Waiver of expenses                                        (642,585)          (477,272)         126,584(d)        (993,273)
      Net expenses                                       1,619,803          1,605,583                           3,183,252
                                                  -----------------------------------------------------------------------

NET INVESTMENT INCOME                                   14,235,725         11,884,595                          26,162,454
                                                  -----------------------------------------------------------------------

Net realized gain on investments                           504,566          1,706,142                           2,210,708
Change in net unrealized
   appreciation/depreciation                            (2,440,346)         6,155,146                           3,714,800
                                                  -----------------------------------------------------------------------

Net gain/(loss) on investments                          (1,935,780)         7,861,288                           5,925,508
                                                  -----------------------------------------------------------------------
NET INCREASE IN NET ASSETS
      FROM OPERATIONS                              $    12,299,945    $    19,745,883     $    42,134     $    32,087,962
                                                  =======================================================================

(a) Adjustment to reflect the full year impact of a new administration contract which was effective January 1, 2002. This adjustment is unrelated to the Reorganization.
(b) Adjustment to reflect the full year impact of a new co-administration contract which was effective January 1, 2002. This adjustment is unrelated to the Reorganization.
(c) Reductions reflect elimination of duplicate charges when the two Portfolios become one.
(d) Adjustment to reflect the difference in contractual management fees and waivers between the two Portfolios.

The accompanying notes are an integral part of the financial statements.

                                   First Funds
            Pro Forma Combined and Condensed Schedule of Investments
            of the Intermediate Bond Portfolio and the Bond Portfolio
                                  June 30, 2002
                                   (Unaudited)

                                                           BOND                  INTERMEDIATE BOND
                                                         PORTFOLIO                   PORTFOLIO                   PRO FORMA
                                                ----------------------------------------------------------------------------------
DUE                                                PRINCIPAL      VALUE        PRINCIPAL       VALUE       PRINCIPAL       VALUE
DATE                                    COUPON       AMOUNT      (NOTE 1)       AMOUNT        (NOTE 1)      AMOUNT        (NOTE 1)
----                                    ------     ---------     --------      ---------      --------     ---------      --------
U.S. GOVERNMENT & AGENCY OBLIGATIONS      44.6%

U.S. TREASURY BONDS                        6.8%
05/15/16                                 7.250% $  7,370,000  $  8,685,958                              $  7,370,000  $   8,685,958
08/15/23                                 6.250%   12,505,000    13,398,195                                12,505,000     13,398,195
05/15/30                                 6.250%    9,360,000    10,139,145                                 9,360,000     10,139,145
02/15/31                                 5.375%      575,000       563,051                                   575,000        563,051
                                                                                                                      -------------

TOTAL U.S. TREASURY BONDS                                                                                                32,786,349
                                                                                                                      -------------

U.S. TREASURY NOTES                        6.2%
05/15/06                                 4.625%   10,000,000    10,300,000     5,000,000     5,150,000    15,000,000     15,450,000
11/15/06                                 3.500%    1,150,000     1,129,516                                 1,150,000      1,129,516
08/15/07                                 6.125%    2,450,000     2,670,360                                 2,450,000      2,670,360
02/15/08                                 5.500%    1,125,000     1,195,206                                 1,125,000      1,195,206
05/15/08                                 5.625%      950,000     1,013,977                                   950,000      1,013,977
08/15/11                                 5.000%    8,355,000     8,471,043                                 8,355,000      8,471,043
                                                                                                                      -------------

TOTAL U.S. TREASURY NOTES                                                                                                29,930,102
                                                                                                                      -------------

FEDERAL HOME LOAN BANK                     6.5%
11/14/03                                 6.375%                                3,000,000     3,138,813     3,000,000      3,138,813
06/28/04                                 4.750%      500,000       516,491                                   500,000        516,491
02/15/06                                 5.375%                                9,500,000     9,939,299     9,500,000      9,939,299
08/15/06                                 6.375%                                5,000,000     5,408,205     5,000,000      5,408,205
11/15/07                                 5.875%                                7,000,000     7,426,846     7,000,000      7,426,846
03/08/11                                 6.350%                                3,800,000     3,937,286     3,800,000      3,937,286
11/15/11                                 5.625%                                1,000,000     1,021,253     1,000,000      1,021,253
                                                                                                                      -------------

TOTAL FEDERAL HOME LOAN BANK                                                                                             31,388,193
                                                                                                                      -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION    10.5%
01/15/04                                 5.000%                                5,000,000     5,182,125     5,000,000      5,182,125
07/15/04                                 6.250%      400,000       425,530                                   400,000        425,530
01/15/05                                 6.875%    3,485,000     3,778,806                                 3,485,000      3,778,806
01/15/06                                 5.250%                                6,500,000     6,777,179     6,500,000      6,777,179
07/15/06                                 5.500%                                5,500,000     5,768,884     5,500,000      5,768,884
01/05/07                                 6.700%                                5,500,000     6,035,854     5,500,000      6,035,854
04/15/08                                 5.750%    3,750,000     3,955,084                                 3,750,000      3,955,084
03/15/09                                 5.750%    7,510,000     7,876,848                                 7,510,000      7,876,848
01/15/12                                 5.750%    4,200,000     4,315,139                                 4,200,000      4,315,139
03/15/31                                 6.750%    4,985,000     5,356,991                                 4,985,000      5,356,991
07/15/32                                 6.250%    1,683,000     1,692,080                                 1,683,000      1,692,080
                                                                                                                      -------------

TOTAL FEDERAL HOME LOAN MRTG. CORP.                                                                                      51,164,520
                                                                                                                      -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION     10.3%
02/13/04                                 5.125%                                4,500,000     4,669,182     4,500,000      4,669,182
06/15/05                                 5.750%    2,000,000     2,117,910                                 2,000,000      2,117,910
12/15/05                                 6.000%      500,000       533,910                                   500,000        533,910
05/02/06                                 5.500%                               18,000,000    18,907,812    18,000,000     18,907,812
06/15/06                                 5.250%    1,415,000     1,472,633                                 1,415,000      1,472,633
01/20/07                                 5.000%                                4,000,000     4,092,124     4,000,000      4,092,124
02/15/08                                 5.750%    2,850,000     3,007,505                                 2,850,000      3,007,505
06/15/09                                 6.375%    5,145,000     5,565,285                                 5,145,000      5,565,285
11/15/10                                 6.625%    1,475,000     1,605,272                                 1,475,000      1,605,272
02/01/11                                 6.250%                                5,000,000     5,255,800     5,000,000      5,255,800
02/17/11                                 6.250%                                2,000,000     2,075,158     2,000,000      2,075,158
01/15/30                                 7.125%      625,000       699,882                                   625,000        699,882
                                                                                                                      -------------

TOTAL FEDERAL NAT'L MORTGAGE ASSOC.                                                                                      50,002,473
                                                                                                                      -------------

OTHER                                      4.3%
Private Export Funding Corp.
03/15/06                                 5.340%                               10,000,000    10,448,390    10,000,000     10,448,390
Tennessee Valley Authority

07/15/04                                 4.750%                               10,000,000    10,291,530    10,000,000     10,291,530
                                                                                                                      -------------

TOTAL OTHER                                                                                                              20,739,920
                                                                                                                      -------------

TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $207,890,172)                                                                                                   216,011,557
                                                                                                                      =============

CORPORATE BONDS & NOTES                   53.9%
FINANCIALS                                28.1%
BANKS                                      6.3%
BancOne Corp.
05/01/07                                 7.600%                                  725,000       808,469       725,000        808,469
CCB Financial Corp.
12/01/03                                 6.750%    1,225,000     1,282,232                                 1,225,000      1,282,232
First Chicago Corp.
01/15/03                                 7.625%    3,250,000     3,343,668     1,525,000     1,568,952     4,775,000      4,912,620
First Union National Bank
02/15/10                                 7.875%                                5,000,000     5,592,495     5,000,000      5,592,495
J.P. Morgan Chase & Co.
03/01/07                                 5.350%    2,730,000     2,763,871                                 2,730,000      2,763,871
National City Corp.
03/01/04                                 6.625%                                1,650,000     1,737,170     1,650,000      1,737,170
05/15/05                                 7.200%    2,000,000     2,170,830                                 2,000,000      2,170,830
Regions Financial Corp.
03/01/11                                 7.000%                                4,500,000     4,818,591     4,500,000      4,818,591
U.S. Bank
02/04/14                                 6.300%    2,500,000     2,572,277                                 2,500,000      2,572,277
Union Planters Bank
11/01/05                                 6.750%                                2,000,000     2,125,722     2,000,000      2,125,722
06/15/07                                 5.125%    1,500,000     1,512,750                                 1,500,000      1,512,750
                                                                                                                      -------------

TOTAL BANKS                                                                                                              30,297,027
                                                                                                                      -------------

BROKER/DEALERS                            10.3%
Bear Stearns Co.
08/01/02                                 6.500%    3,000,000     3,010,401                                 3,000,000      3,010,401
01/15/07                                 5.700%                                3,000,000     3,062,973     3,000,000      3,062,973
Donaldson, Lufkin & Jenrette, Inc.
07/15/03                                 6.170%    3,000,000     3,105,900                                 3,000,000      3,105,900
11/01/05                                 6.875%    1,000,000     1,077,302                                 1,000,000      1,077,302
Goldman Sachs Group, Inc.
08/17/05                                 7.625%    3,800,000     4,164,450                                 3,800,000      4,164,450
01/15/12                                 6.600%                                4,500,000     4,583,732     4,500,000      4,583,732
JP Morgan Chase & Co.
03/15/12                                 6.625%                                4,500,000     4,627,867     4,500,000      4,627,867
Lehman Brothers, Inc.
05/15/04                                 7.375%    3,700,000     3,938,772                                 3,700,000      3,938,772
01/18/12                                 6.625%                                4,500,000     4,563,013     4,500,000      4,563,013
Merrill Lynch, Inc.
01/15/04                                 5.880%                                4,000,000     4,149,212     4,000,000      4,149,212
08/01/04                                 6.550%                                1,400,000     1,474,316     1,400,000      1,474,316
01/15/07                                 7.000%    2,580,000     2,762,455                                 2,580,000      2,762,455
Morgan Stanley Group, Inc.
03/01/07                                 6.875%                                5,000,000     5,349,260     5,000,000      5,349,260
Salomon, Inc.
02/01/04                                 7.200%    4,000,000     4,237,064                                 4,000,000      4,237,064
                                                                                                                      -------------

TOTAL BROKER/DEALERS                                                                                                     50,106,717
                                                                                                                      -------------

FINANCIAL SERVICES                        11.1%
AIG Sunamerica Global Financing, 144A*
08/01/08                                 5.850%                                5,000,000     5,180,620     5,000,000      5,180,620
Associates Corp. of North America
10/15/02                                 6.375%    1,100,000     1,114,022                                 1,100,000      1,114,022
04/15/03                                 6.000%                                4,000,000     4,117,372     4,000,000      4,117,372
Athena Nuero Financial, LLC
02/21/08                                 7.250%    4,200,000     3,629,779                                 4,200,000      3,629,779
Boeing Capital Corp.
09/27/05                                 7.100%                                3,000,000     3,246,078     3,000,000      3,246,078
Cigna Corp.
01/15/06                                 6.375%                                1,350,000     1,435,494     1,350,000      1,435,494
Countrywide Funding Corp.
10/22/04                                 6.840%    2,500,000     2,654,922                                 2,500,000      2,654,922
Ford Motor Credit Co.
02/01/06                                 6.875%                                7,000,000     7,161,462     7,000,000      7,161,462
08/01/05                                 7.600%    3,500,000     3,674,639                                 3,500,000      3,674,639
General Electric Corp.
09/11/03                                 6.750%    3,425,000     3,590,130                                 3,425,000      3,590,130
03/15/32                                 6.750%    1,875,000     1,841,762                                 1,875,000      1,841,762
General Motors Acceptance Corp.
03/12/03                                 5.800%                                5,000,000     5,107,405     5,000,000      5,107,405
07/15/05                                 7.500%                                3,000,000     3,197,256     3,000,000      3,197,256
01/15/06                                 6.750%    3,500,000     3,633,735                                 3,500,000      3,633,735
Household Finance Corp.
10/15/11                                 6.375%                                4,500,000     4,304,781     4,500,000      4,304,781
                                                                                                                      -------------

TOTAL FINANCIAL SERVICES                                                                                                 53,889,457
                                                                                                                      -------------

INSURANCE                                  0.4%
Nationwide Mutual Insurance Co., 144A*
02/15/04                                 6.500%    2,000,000     2,082,848                                 2,000,000      2,082,848
                                                                                                                      -------------

TOTAL FINANCIALS                                                                                                        136,376,049
                                                                                                                      -------------

INDUSTRIALS                               24.2%
CAPITAL GOODS                              4.1%
Arrow Electronics, Inc.
01/15/07                                 7.000%    4,000,000     3,864,860                                 4,000,000      3,864,860
Dover Corp.
11/15/05                                 6.450%    3,525,000     3,733,772                                 3,525,000      3,733,772
Lockheed Martin Corp.
03/15/03                                 6.750%    3,500,000     3,583,325     1,300,000     1,330,949     4,800,000      4,914,274
05/15/06                                 7.250%    2,300,000     2,499,021                                 2,300,000      2,499,021
Tyco International, Ltd.
01/15/09                                 6.125%    4,000,000     3,077,400                                 4,000,000      3,077,400
06/15/28                                 7.000%    2,300,000     1,631,275                                 2,300,000      1,631,275
                                                                                                                      -------------

TOTAL CAPITAL GOODS                                                                                                      19,720,602
                                                                                                                      -------------

CONSUMER CYCLICALS                         1.7%
DaimlerChrysler AG

01/18/11                                 7.750%                                3,000,000     3,222,393     3,000,000      3,222,393
Walt Disney Co.
12/15/03                                 5.125%                                5,000,000     5,128,155     5,000,000      5,128,155
                                                                                                                      -------------

TOTAL CONSUMER CYCLICALS                                                                                                  8,350,548
                                                                                                                      -------------

CONSUMER SERVICES                          3.0%
Cendant Corp., 144A*
08/15/06                                 6.875%    3,100,000     3,117,822                                 3,100,000      3,117,822
USA Waste Services, Inc.
10/01/04                                 7.000%    3,000,000     3,111,621                                 3,000,000      3,111,621
Viacom, Inc.
05/15/11                                 6.625%                                4,500,000     4,619,259     4,500,000      4,619,259
Waste Management, Inc., Step Bond

10/01/02                                 7.700%    3,800,000     3,836,119                                 3,800,000      3,836,119
                                                                                                                      -------------

TOTAL CONSUMER SERVICES                                                                                                  14,684,821
                                                                                                                      -------------

CONSUMER STAPLES                           3.5%
Anheuser Busch, Inc.
09/01/05                                 7.000%    2,400,000     2,419,068                                 2,400,000      2,419,068
Coca-Cola Enterprises, Inc.
10/15/36                                 6.700%    2,250,000     2,344,511                                 2,250,000      2,344,511
Kraft Foods, Inc.
06/01/12                                 6.250%                                4,395,000     4,528,665     4,395,000      4,528,665
Price/Costco, Inc.
06/15/05                                 7.125%    3,700,000     4,015,284                                 3,700,000      4,015,284
Rite Aid Corp.
08/15/13                                 6.875%    3,450,000     2,070,000                                 3,450,000      2,070,000
Safeway, Inc.
09/15/04                                 6.850%                                1,400,000     1,489,552     1,400,000      1,489,552
                                                                                                                      -------------

TOTAL CONSUMER STAPLES                                                                                                   16,867,080
                                                                                                                      -------------

HEALTHCARE                                 1.2%
Abbott Laboratories

07/01/06                                 5.625%                                3,500,000     3,626,959     3,500,000      3,626,959
Cardinal Health, Inc.
02/15/04                                 6.500%    2,000,000     2,108,106                                 2,000,000      2,108,106
                                                                                                                      -------------

TOTAL HEALTHCARE                                                                                                          5,735,065
                                                                                                                      -------------

TECHNOLOGY                                 3.3%
AOL Time Warner, Inc.
04/15/11                                 6.750%    4,400,000     4,049,169                                 4,400,000      4,049,169
05/01/32                                 7.700%      500,000       443,551                                   500,000        443,551
Computer Sciences Corp.
03/15/09                                 6.250%    4,200,000     4,320,721                                 4,200,000      4,320,721
Pitney Bowes, Inc.
02/01/05                                 5.950%                                5,000,000     5,271,110     5,000,000      5,271,110
Science Applications Int'l, Inc., 144A

07/01/12                                 6.250%    1,900,000     1,868,173                                 1,900,000      1,868,173
                                                                                                                      -------------

TOTAL TECHNOLOGY                                                                                                         15,952,724
                                                                                                                      -------------

TELECOMMUNICATIONS                         5.9%
Airtouch Communications, Inc.
05/01/08                                 6.650%    4,450,000     4,676,234                                 4,450,000      4,676,234
Bellsouth Corp.
10/15/11                                 6.000%                                5,000,000     5,054,395     5,000,000      5,054,395
GTE Corp.
04/15/06                                 6.360%    4,400,000     4,522,074                                 4,400,000      4,522,074
GTE North, Inc.
11/01/08                                 6.900%    3,500,000     3,636,262     3,500,000     3,636,262     7,000,000      7,272,524
New York Telephone Co.
02/15/04                                 6.250%                                  875,000       904,155       875,000        904,155
Qwest Capital Funding, Inc.
02/15/11                                 7.250%    4,000,000     2,240,000                                 4,000,000      2,240,000
U.S. West Capital Funding, Inc.
07/15/28                                 6.875%    2,500,000     1,275,000                                 2,500,000      1,275,000
Verizon Wireless, Inc., 144A*
12/15/06                                 5.375%    3,000,000     2,798,847                                 3,000,000      2,798,847
                                                                                                                      -------------

TOTAL TELECOMMUNICATIONS                                                                                                 28,743,229
                                                                                                                      -------------

TRAVEL & TRANSPORTATION                    1.5%
Continental Airlines, Inc.
02/02/20                                 6.795%    2,425,925     2,329,182                                 2,425,925      2,329,182
Norfolk Southern Corp.
02/15/04                                 7.875%    2,400,000     2,558,995                                 2,400,000      2,558,995
United Airlines, Inc.
04/01/11                                 7.186%    2,257,627     2,114,154                                 2,257,627      2,114,154
                                                                                                                      -------------

TOTAL TRAVEL & TRANSPORTATION                                                                                             7,002,331
                                                                                                                      -------------

TOTAL INDUSTRIALS                                                                                                       117,056,400
                                                                                                                      -------------

UTILITIES                                  1.6%
Coastal Corp.
02/01/09                                 6.375%    4,000,000     3,715,524                                 4,000,000      3,715,524
Texas Utilities Co.
10/01/02                                 6.200%                                2,000,000     2,020,960     2,000,000      2,020,960
Southern Natural Gas Co.
02/15/31                                 7.350%    2,430,000     2,222,872                                 2,430,000      2,222,872
                                                                                                                      -------------

TOTAL UTILITIES                                                                                                           7,959,356
                                                                                                                      -------------

TOTAL CORPORATE BONDS & NOTES                                                                                           261,391,805
  (Cost $261,085,342)                                                                                                 -------------

MORTGAGE-BACKED OBLIGATIONS                0.2%
Federal National Mortgage Association
Pool #250885
04/01/27                                 7.500%      743,640       783,424                                   743,640        783,424
Government National Mortgage
 Association
Pool #26825
09/15/08                                 9.000%       42,723        46,314                                    42,723         46,314
                                                                                                                      -------------

Total MORTGAGE-BACKED OBLIGATIONS                                                                                           829,738
  (Cost $784,031)                                                                                                     -------------

MONEY MARKET MUTUAL FUNDS                  1.3%
SSGA Prime Money Market Fund                       4,737,200     4,737,200     1,595,892     1,595,892     6,333,092      6,333,092
                                                                                                                      -------------

TOTAL MONEY MARKET MUTUAL FUNDS                                                                                           6,333,092
  (Cost $6,333,092)                                                                                                   -------------

TOTAL INVESTMENTS                        100.0%
  (Cost $476,092,637)                                                                                                 $ 484,566,192
                                                                                                                      =============

Percentages and cost are based on Pro Forma data only.

See Notes to Pro Forma Financial Statements.

                                   First Funds
         Notes to Combined and Condensed Pro Forma Financial Statements
            of the Intermediate Bond Portfolio and the Bond Portfolio
                                  June 30, 2002
                                   (Unaudited)

         1.   Basis of Combination -

         The unaudited Pro Forma Combining Schedule of Investments, Pro Forma Combining Statement of Assets and Liabilities and Pro Forma Combining Statement of Operations reflect the accounts of the Bond Portfolio and the Intermediate Bond Portfolio (the "Portfolios") at and for the year ended June 30, 2002. These statements have been derived from the Portfolios' books and records utilized in calculating daily net asset value at June 30, 2002.

         The pro forma statements give effect to the proposed transfer of the assets and assumption of liabilities of Bond Portfolio in exchange for shares of Intermediate Bond Portfolio. In accordance with generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations for pre-combination periods for Intermediate Bond Portfolio will not be restated.

         The Pro Forma Combining Schedule of Investments, Pro Forma Combining Statement of Assets and Liabilities and Pro Forma Combining Statement of Operations should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in the Statement of Additional Information.

         2.   Portfolio Valuation -

         Portfolio securities of both the Bond Portfolio and Intermediate Bond Portfolio are stated at market value.

         3.   Capital Shares -

         The pro forma net asset value per share assumes the issuance of shares of Intermediate Bond Portfolio which would have been issued at June 30,2002 in connection with the Reorganization. The number of shares assumed to be issued is equal to the net asset value of each class of shares of the Bond Portfolio as of June 30, 2002 divided by the net asset value per share of the corresponding class of shares of the Intermediate Bond Portfolio as of June 30, 2002. The pro forma total number of shares outstanding of 47,371,041 consists of 24,267,360 additional shares assumed issued in the reorganization plus 23,103,681 shares of Intermediate Bond Portfolio outstanding at June 30, 2002.

                                   First Funds
              Pro Forma Combined and Condensed Financial Statements
            of the Intermediate Bond Portfolio and the Bond Portfolio
                                December 31, 2002
                                   (Unaudited)

         The following financial statements were prepared upon the same basis as the June 30, 2002 audited financials.

                                   First Funds
      Pro Forma Combined and Condensed Statement of Assets and Liabilities
            of the Intermediate Bond Portfolio and the Bond Portfolio
                                December 31, 2002
                                   (Unaudited)

                                                    BOND        INTERMEDIATE BOND
                                                  PORTFOLIO         PORTFOLIO         ADJUSTMENTS        PRO FORMA
                                                --------------------------------------------------------------------
ASSETS:

Investments, at value (cost -see below)         $ 246,006,653     $ 244,954,934                        $ 490,961,587
Receivable for investments sold                         3,781                 0                                3,781
Receivable for portfolio shares sold                   19,556           504,301                              523,857
Interest receivable                                 3,985,772         4,338,279                            8,324,051

Other assets                                           19,004            18,472                               37,476
                                                --------------------------------------------------------------------
  Total assets                                    250,034,766       249,815,986                          499,850,752
                                                --------------------------------------------------------------------

LIABILITIES:

Payable for portfolio shares redeemed                 385,540            78,775                              464,315
Accrued management fee                                 61,252            59,607                              120,859
Accrued administration fee                             28,681            29,569                               58,250
Accrued co-administration fee                          13,895            14,153                               28,048
Dividends payable                                     354,706           548,431                              903,137
Accrued distribution fee                                2,122               336                                2,458
Accrued shareholder servicing fee                       1,514            11,153                               12,667
Other payables and accrued expenses                    83,364            64,778            43,500(b)         191,642
                                                --------------------------------------------------------------------
   Total Liabilities                                  931,074           806,802                            1,781,376
                                                --------------------------------------------------------------------
NET ASSETS                                      $ 249,103,692     $ 249,009,184                          498,069,376
                                                ====================================================================

NET ASSETS CONSIST OF:

Paid in capital                                 $ 241,114,988     $ 232,557,230                        $ 473,672,218
(Over)/Undistributed net investment income            (30,213)          709,573                              679,360
Accumulated net realized gain/(loss) on
  investments                                      (7,490,020)         (115,520)          (43,500)(b)     (7,649,040)
Net unrealized appreciation in value of
  investment                                       15,508,937        15,857,901                           31,366,838
                                                --------------------------------------------------------------------
NET ASSETS                                      $ 249,103,692     $ 249,009,184                        $ 498,069,376
                                                ====================================================================

COST OF INVESTMENTS                             $ 230,497,716     $ 229,097,033                        $ 459,594,749
                                                ====================================================================

NET ASSET VALUE PER SHARE

Net Assets

  Class I                                       $ 245,081,038     $ 195,577,384                        $ 440,658,422
  Class A                                       $   2,479,214     $  51,234,736                        $  53,713,950
  Class C                                       $   1,543,440     $   1,945,679                        $   3,489,119
  Class B                                                 n/a     $     251,385                        $     251,385
                                                --------------------------------------------------------------------

Shares of beneficial interest outstanding of no par value, unlimited shares authorized

  Class I                                          23,845,263        18,300,492          (919,067)(a)     41,226,688
  Class A                                             241,821         4,792,813            (9,902)(a)      5,024,732
  Class C                                             149,996           181,975            (5,614)(a)        326,357
  Class B                                                 n/a            23,519                               23,519
                                                --------------------------------------------------------------------

Net Asset Value and redemption price per share

  Class I                                       $       10.28     $       10.69                        $       10.69
  Class A                                       $       10.25     $       10.69                        $       10.69
  Class C                                       $       10.29     $       10.69                        $       10.69
  Class B                                                 n/a     $       10.69                        $       10.69
                                                --------------------------------------------------------------------

Maximum offering price per share

  Class I (no sales charge)                     $       10.28     $       10.69                        $       10.69
  Class A (net asset value plus maximum
    sales charge of 3.75%, 3.50% and 3.50%,
    respectively, of offering price)            $       10.65     $       11.08                        $       11.08
  Class C (no sales charge)                     $       10.29     $       10.69                        $       10.69
  Class B (no sales charge)                               n/a     $       10.69                        $       10.69
                                                --------------------------------------------------------------------

(a) Adjustment to reflect the issuance of First Funds Intermediate Bond Portfolio shares in exchange for shares of First Funds Bond Portfolion in connection with the proposed reorganization.
(b)  Adjustment to reflect the reorganization costs incurred by the Portfolio.

The accompanying notes are an integral part of the financial statements.

                                   First Funds
            Pro Forma Combined and Condensed Statements of Operations
            of the Intermediate Bond Portfolio and the Bond Portfolio
                   For the Six Months ended December 31, 2002
                                   (Unaudited)

                                                     BOND       INTERMEDIATE BOND
                                                  PORTFOLIO         PORTFOLIO           ADJUSTMENTS      PRO FORMA
                                                --------------------------------------------------------------------
INTEREST INCOME                                 $   7,306,466     $   6,445,844                        $  13,752,310
                                                --------------------------------------------------------------------

EXPENSES
Management fee                                        688,076           626,766           (69,249)(a)      1,245,593
Administration fee                                    168,903           169,231                              338,134
Co-administration fee                                  81,324            81,482                              162,806
Fund accounting fee                                    28,763            26,744            (2,250)(b)         53,257
Custody fee                                            16,079            18,198                               34,277
Transfer agent fee                                     47,418            46,259                               93,677
Transfer agent out of pocket fee:
    Class I                                            21,931            13,438                               35,369
    Class A                                               584             6,192                                6,776
    Class B                                                                   5                                    5
Blue sky fee:                                           2,531            10,273            (2,531)(b)         10,273
Distribution fee:
    Class C                                             5,961             7,841                               13,802
    Class B                                                                 177                                  177
Shareholder servicing fee:
    Class A                                             4,800            65,088                               69,888
    Class C                                             1,987             2,614                                4,601
Trustees fee                                            5,321             5,510                               10,831
Audit & tax                                            11,597            10,226            (7,323)(b)         14,500
Legal                                                   3,394             5,117                                8,511
Reports to shareholders                                10,002             6,769                               16,771
Miscellaneous                                           9,237             9,859            (1,850)(b)         17,246
                                                --------------------------------------------------------------------
    Total expenses before waiver                    1,107,908         1,111,789                            2,136,494

Waiver of expenses                                   (314,723)         (253,310)           69,249(a)        (498,784)
                                                --------------------------------------------------------------------
    Net expenses                                      793,185           858,479                            1,637,710
                                                --------------------------------------------------------------------

NET INVESTMENT INCOME                               6,513,281         5,587,365                           12,114,600
                                                --------------------------------------------------------------------

Net realized gain/(loss) on investments            (5,660,562)          410,357                           (5,250,205)
Change in net unrealized
appreciation/depreciation                          15,071,387         7,821,896                           22,893,283
                                                --------------------------------------------------------------------

Net gain on investments                             9,410,825         8,232,253                           17,643,078
                                                --------------------------------------------------------------------
NET INCREASE IN NET ASSETS
    FROM OPERATIONS                             $  15,924,106     $  13,819,618     $      13,954      $  29,757,678
                                                ====================================================================

(a) Adjustment to reflect the difference in contractual management fees and waivers between the two Portfolios.
(b) Reductions reflect elimination of duplicate charges when the two Portfolios become one.

The accompanying notes are an integral part of the financial statements.

                                   First Funds
            Pro Forma Combined and Condensed Schedule of Investments
            of the Intermediate Bond Portfolio and the Bond Portfolio
                                December 31, 2002
                                   (Unaudited)

                                                           BOND                  INTERMEDIATE BOND               PRO FORMA
                                                --------------------------  --------------------------  --------------------------
DUE                                                PRINCIPAL        VALUE      PRINCIPAL       VALUE       PRINCIPAL       VALUE
DATE                                    COUPON       AMOUNT       (NOTE 1)       AMOUNT       (NOTE 1)       AMOUNT       (NOTE 1)
----                                    ------     ---------      --------     ---------      --------     ---------      --------
U.S. GOVERNMENT & AGENCY OBLIGATIONS      50.9%
U.S. TREASURY BONDS                        7.2%
05/15/16                                 7.250% $  7,370,000  $  9,437,057                              $  7,370,000  $   9,437,057
08/15/23                                 6.250%   12,505,000    14,691,424                                12,505,000     14,691,424
05/15/30                                 6.250%    9,360,000    11,200,925                                 9,360,000     11,200,925
                                                                                                                      -------------

TOTAL U.S. TREASURY BONDS                                                                                                35,329,406
                                                                                                                      -------------

U.S. TREASURY NOTES                        5.9%
05/15/06                                 4.625%   10,000,000    10,785,160  $  5,000,000  $  5,392,580    15,000,000     16,177,740
08/15/07                                 6.125%    1,185,000     1,362,658                                 1,185,000      1,362,658
02/15/08                                 5.500%    1,125,000     1,269,316                                 1,125,000      1,269,316
05/15/08                                 5.625%      950,000     1,077,804                                   950,000      1,077,804
08/15/11                                 5.000%    8,355,000     9,161,776                                 8,355,000      9,161,776
                                                                                                                      -------------

TOTAL U.S. TREASURY NOTES                                                                                                29,049,294
                                                                                                                      -------------

FEDERAL HOME LOAN BANK                     6.7%
11/14/03                                 6.375%                                3,000,000     3,130,878     3,000,000      3,130,878
06/28/04                                 4.750%      500,000       523,518                                   500,000        523,518
02/15/06                                 5.375%                                9,500,000    10,355,266     9,500,000     10,355,266
08/15/06                                 6.375%                                5,000,000     5,646,670     5,000,000      5,646,670
11/15/07                                 5.875%                                7,000,000     7,885,073     7,000,000      7,885,073
03/08/11                                 6.350%                                3,800,000     3,988,370     3,800,000      3,988,370
11/15/11                                 5.625%                                1,000,000     1,097,972     1,000,000      1,097,972
                                                                                                                      -------------

TOTAL FEDERAL HOME LOAN BANK                                                                                             32,627,747
                                                                                                                      -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION    12.4%
01/15/04                                 5.000%                                5,000,000     5,189,065     5,000,000      5,189,065
07/15/04                                 6.250%      400,000       428,489                                   400,000        428,489
01/15/05                                 6.875%    3,485,000     3,834,953                                 3,485,000      3,834,953
01/15/06                                 5.250%                                6,500,000     7,061,301     6,500,000      7,061,301
07/15/06                                 5.500%                                5,500,000     6,045,952     5,500,000      6,045,952
01/05/07                                 6.700%                                5,500,000     6,347,203     5,500,000      6,347,203
09/15/07                                 3.500%    1,950,000     1,990,620                                 1,950,000      1,990,620
04/15/08                                 5.750%    3,750,000     4,209,255                                 3,750,000      4,209,255
03/15/09                                 5.750%    7,510,000     8,433,144                                 7,510,000      8,433,144
01/15/12                                 5.750%    4,200,000     4,673,336                                 4,200,000      4,673,336
07/15/12                                 5.125%    1,810,000     1,926,448                                 1,810,000      1,926,448
03/15/31                                 6.750%    4,985,000     5,961,616                                 4,985,000      5,961,616
07/15/32                                 6.250%    4,183,000     4,738,611                                 4,183,000      4,738,611
                                                                                                                      -------------

TOTAL FEDERAL HOME LOAN MRTG. CORP                                                                                       60,839,993
                                                                                                                      -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION     14.4%
02/13/04                                 5.125%                                4,500,000     4,688,451     4,500,000      4,688,451
06/15/05                                 5.750%    2,000,000     2,180,874                                 2,000,000      2,180,874
08/15/05                                 3.125%                               10,000,000    10,083,370    10,000,000     10,083,370
12/15/05                                 6.000%      500,000       553,647                                   500,000        553,647
02/15/06                                 5.500%                                3,500,000     3,827,632     3,500,000      3,827,632
05/02/06                                 5.500%                               18,000,000    19,503,468    18,000,000     19,503,468
06/15/06                                 5.250%    1,415,000     1,541,988                                 1,415,000      1,541,988
01/20/07                                 5.000%                                4,000,000     4,156,668     4,000,000      4,156,668
02/15/08                                 5.750%    2,850,000     3,193,228                                 2,850,000      3,193,228
06/15/09                                 6.375%    5,145,000     5,953,316                                 5,145,000      5,953,316
11/15/10                                 6.625%    1,475,000     1,731,827                                 1,475,000      1,731,827
02/01/11                                 6.250%                                5,000,000     5,595,455     5,000,000      5,595,455
02/17/11                                 6.250%                                2,000,000     2,093,204     2,000,000      2,093,204
08/01/12                                 5.250%                                4,500,000     4,698,878     4,500,000      4,698,878
01/15/30                                 7.125%      625,000       771,277                                   625,000        771,277
                                                                                                                      -------------

TOTAL FEDERAL NAT'L MORTGAGE ASSOC                                                                                       70,573,283
                                                                                                                      -------------

OTHER                                      4.3%
Private Export Funding Corp.
03/15/06                                 5.340%                               10,000,000    10,900,230    10,000,000     10,900,230
Tennessee Valley Authority
07/15/04                                 4.750%                               10,000,000    10,451,310    10,000,000     10,451,310
                                                                                                                      -------------

TOTAL OTHER                                                                                                              21,351,540
                                                                                                                      -------------

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (Cost $229,494,718)                                                                                                   249,771,263
                                                                                                                      -------------

CORPORATE BONDS & NOTES                   47.6%
FINANCIALS                                25.2%

BANKS                                      7.2%
AmSouth Bank
02/01/08                                 6.450%                                2,600,000     2,850,362     2,600,000      2,850,362
BancOne Corp.
05/01/07                                 7.600%                                  725,000       850,032       725,000        850,032
Bank of New York
09/01/07                                 3.900%    2,415,000     2,465,048                                 2,415,000      2,465,048
CCB Financial Corp.
12/01/03                                 6.750%    1,225,000     1,277,446                                 1,225,000      1,277,446
Capital One Bank, Inc.
07/30/04                                 6.500%    1,240,000     1,212,710                                 1,240,000      1,212,710
First Chicago Corp.
01/15/03                                 7.625%    3,250,000     3,254,924     1,525,000     1,527,310     4,775,000      4,782,234
First Union National Bank
02/15/10                                 7.875%                                5,000,000     6,000,435     5,000,000      6,000,435
National City Corp.
03/01/04                                 6.625%                                1,650,000     1,741,818     1,650,000      1,741,818
05/15/05                                 7.200%    2,000,000     2,200,328                                 2,000,000      2,200,328
Regions Financial Corp.
03/01/11                                 7.000%                                4,500,000     5,156,779     4,500,000      5,156,779
US Bank
02/04/14                                 6.300%    2,500,000     2,813,272                                 2,500,000      2,813,272
Union Planters Bank
11/01/05                                 6.750%                                2,000,000     2,199,266     2,000,000      2,199,266
06/15/07                                 5.125%    1,500,000     1,598,048                                 1,500,000      1,598,048
                                                                                                                      -------------

TOTAL BANKS                                                                                                              35,147,778
                                                                                                                      -------------

BROKER/DEALERS                             8.5%
Bear Stearns Co.
01/15/07                                 5.700%                                3,000,000     3,239,139     3,000,000      3,239,139
Donaldson, Lufkin & Jenrette, Inc.
07/15/03                                 6.170%    3,000,000     3,071,682                                 3,000,000      3,071,682
11/01/05                                 6.875%    1,000,000     1,092,759                                 1,000,000      1,092,759
Goldman Sachs Group, Inc.
08/17/05                                 7.625%    3,800,000     4,285,488                                 3,800,000      4,285,488
JP Morgan Chase & Co.
03/01/07                                 5.350%    2,730,000     2,887,794                                 2,730,000      2,887,794
Lehman Brothers, Inc.
05/15/04                                 7.375%    3,700,000     3,943,353                                 3,700,000      3,943,353
01/18/12                                 6.625%                                4,500,000     4,980,735     4,500,000      4,980,735
Merrill Lynch & Co., Inc.
01/15/04                                 5.880%                                4,000,000     4,162,616     4,000,000      4,162,616
08/01/04                                 6.550%                                1,400,000     1,490,713     1,400,000      1,490,713
01/15/07                                 7.000%    2,580,000     2,898,424                                 2,580,000      2,898,424
Morgan Stanley Group, Inc.
03/01/07                                 6.875%                                5,000,000     5,626,455     5,000,000      5,626,455
Salomon, Inc.
02/01/04                                 7.200%    4,000,000     4,227,816                                 4,000,000      4,227,816
                                                                                                                      -------------

TOTAL BROKER/DEALERS                                                                                                     41,906,974
                                                                                                                      -------------

FINANCIAL SERVICES                         7.3%

Associates Corp. of North America

04/15/03                                 6.000%                                4,000,000     4,050,536     4,000,000      4,050,536
Boeing Capital Corp.
09/27/05                                 7.100%                                3,000,000     3,249,651     3,000,000      3,249,651
05/15/06                                 5.650%    2,250,000     2,357,593                                 2,250,000      2,357,593
Countrywide Funding Corp.
10/22/04                                 6.840%    2,500,000     2,686,598                                 2,500,000      2,686,598
Ford Motor Credit Co.
08/01/05                                 7.600%    3,500,000     3,573,658     3,500,000     3,573,657     7,000,000      7,147,315
General Electric Corp.
09/11/03                                 6.750%    3,425,000     3,549,057                                 3,425,000      3,549,057
General Motors Acceptance Corp.
03/12/03                                 5.800%                                5,000,000     5,027,620     5,000,000      5,027,620
07/15/05                                 7.500%                                3,000,000     3,159,258     3,000,000      3,159,258
01/15/06                                 6.750%    3,500,000     3,624,673                                 3,500,000      3,624,673
IOS Capital, Inc.
06/15/04                                 9.750%    1,200,000     1,220,563                                 1,200,000      1,220,563
                                                                                                                      -------------

TOTAL FINANCIAL SERVICES                                                                                                 36,072,864
                                                                                                                      -------------

INSURANCE                                  2.2%
AIG Sunamerica Global Financing, 144A*
08/01/08                                 5.850%                                5,000,000     5,545,000     5,000,000      5,545,000
Cigna Corp.
01/15/06                                 6.375%                                1,350,000     1,409,473     1,350,000      1,409,473
Marsh and McLennan Cos., Inc.
06/15/04                                 6.625%    1,210,000     1,292,380                                 1,210,000      1,292,380
Nationwide Mutual Insurance Co., 144A*
02/15/04                                 6.500%    2,620,000     2,707,487                                 2,620,000      2,707,487
                                                                                                                      -------------

TOTAL INSURANCE                                                                                                          10,954,340
                                                                                                                      -------------

TOTAL FINANCIALS                                                                                                        124,081,956
                                                                                                                      -------------

INDUSTRIALS                               22.4%

CAPITAL GOODS                              4.3%
Arrow Electronics, Inc.
01/15/07                                 7.000%    4,000,000     4,002,652                                 4,000,000      4,002,652
Dover Corp.
11/15/05                                 6.450%    3,525,000     3,895,872                                 3,525,000      3,895,872
Lockheed Martin Corp.
03/15/03                                 6.750%    3,500,000     3,529,953     1,300,000     1,311,125     4,800,000      4,841,078
05/15/06                                 7.250%    2,300,000     2,590,285                                 2,300,000      2,590,285
Tyco International, Ltd.
01/15/09                                 6.125%    4,000,000     3,740,000                                 4,000,000      3,740,000
06/15/28                                 7.000%    2,300,000     2,024,000                                 2,300,000      2,024,000
                                                                                                                      -------------

TOTAL CAPITAL GOODS                                                                                                      21,093,887
                                                                                                                      -------------

CONSUMER CYCLICALS                         1.7%

DaimlerChrysler AG
01/18/11                                 7.750%                                3,000,000     3,427,215     3,000,000      3,427,215
Walt Disney Co.
12/15/03                                 5.125%                                5,000,000     5,120,475     5,000,000      5,120,475
                                                                                                                      -------------

TOTAL COMSUMER CYCLICALS                                                                                                  8,547,690
                                                                                                                      -------------

CONSUMER SERVICES                          1.5%
Cendant Corp.
08/15/06                                 6.875%    2,805,000     2,910,642                                 2,805,000      2,910,642
Comcast Cable Corp.
01/30/11                                 6.750%    1,300,000     1,352,630                                 1,300,000      1,352,630
USA Waste Services, Inc.
10/01/04                                 7.000%    3,000,000     3,140,748                                 3,000,000      3,140,748
                                                                                                                      -------------

TOTAL CONSUMER SERVICES                                                                                                   7,404,020
                                                                                                                      -------------

CONSUMER STAPLES                           3.2%
Coca-Cola Enterprises, Inc.
10/15/36                                 6.700%    2,250,000     2,473,783                                 2,250,000      2,473,783
Kraft Foods, Inc.
06/01/12                                 6.250%                                4,395,000     4,914,801     4,395,000      4,914,801
Price/Costco, Inc.
06/15/05                                 7.125%    3,700,000     4,109,875                                 3,700,000      4,109,875
Rite Aid Corp.
08/15/13                                 6.875%    3,450,000     2,492,625                                 3,450,000      2,492,625
Safeway, Inc.
09/15/04                                 6.850%                                1,400,000     1,491,308     1,400,000      1,491,308
                                                                                                                      -------------

TOTAL CONSUMER STAPLES                                                                                                   15,482,392
                                                                                                                      -------------

HEALTHCARE                                 1.2%
Abbott Laboratories
07/01/06                                 5.625%                                3,500,000     3,826,312     3,500,000      3,826,312
Cardinal Health, Inc.
02/15/04                                 6.500%    2,000,000     2,099,696                                 2,000,000      2,099,696
                                                                                                                      -------------

TOTAL HEALTHCARE                                                                                                          5,926,008
                                                                                                                      -------------

MATERIALS                                  0.1%
Alcoa, Inc.
06/01/11                                 6.500%                                  400,000       452,154       400,000        452,154
                                                                                                                      -------------

TECHNOLOGY                                 3.6%
AOL Time Warner, Inc.
04/15/11                                 6.750%    4,400,000     4,575,608                                 4,400,000      4,575,608
05/01/32                                 7.700%      500,000       520,367                                   500,000        520,367
Computer Sciences Corp.
03/15/09                                 6.250%    2,390,000     2,562,582                                 2,390,000      2,562,582
International Business Machines Corp.
11/29/32                                 5.875%    2,500,000     2,473,753                                 2,500,000      2,473,753
Pitney Bowes, Inc.
02/01/05                                 5.950%                                5,000,000     5,368,560     5,000,000      5,368,560
Science Applications Int'l, Inc.
07/01/12                                 6.250%    1,835,000     1,979,251                                 1,835,000      1,979,251
                                                                                                                      -------------

TOTAL TECHNOLOGY                                                                                                         17,480,121
                                                                                                                      -------------

TRAVEL & TRANSPORTATION                    1.2%
Continental Airlines, Inc.
02/02/20                                 6.795%    2,416,685     1,583,716                                 2,416,685      1,583,716
Norfolk Southern Corp.
02/15/04                                 7.875%    2,400,000     2,558,446                                 2,400,000      2,558,446
United Airlines, Inc.
04/01/11                                 7.186%    2,257,627     1,735,505                                 2,257,627      1,735,505
                                                                                                                      -------------

TOTAL TRAVEL & TRANSPORTATION                                                                                             5,877,667
                                                                                                                      -------------

TELECOMMUNICATIONS                         5.6%
Airtouch Communications, Inc.
05/01/08                                 6.650%    2,500,000     2,828,118                                 2,500,000      2,828,118
Bellsouth Corp.
10/15/11                                 6.000%                                5,000,000     5,482,920     5,000,000      5,482,920
GTE Corp.
04/15/06                                 6.360%    4,400,000     4,751,507                                 4,400,000      4,751,507
GTE North, Inc.
11/01/08                                 6.900%    3,500,000     3,975,139     3,500,000     3,975,139     7,000,000      7,950,278
New York Telephone Co.
02/15/04                                 6.250%                                  875,000       911,281       875,000        911,281
TCI Communications
05/01/03                                 6.375%    1,250,000     1,250,087                                 1,250,000      1,250,087
Sprint Capital Corp.
11/15/03                                 5.700%    1,255,000     1,248,725                                 1,255,000      1,248,725
Verizon Wireless, Inc.
12/15/06                                 5.375%    3,000,000     3,134,058                                 3,000,000      3,134,058
                                                                                                                      -------------

TOTAL TELECOMMUNICATIONS                                                                                                 27,556,974
                                                                                                                      -------------

TOTAL INDUSTRIALS                                                                                                       109,820,913
                                                                                                                      -------------

TOTAL CORPORATE BONDS & NOTES                                                                                           233,902,869
  (Cost $222,854,735)                                                                                                 -------------

MORTGAGE-BACKED OBLIGATIONS                0.1%
Federal National Mortgage Association
Pool #250885
04/01/27                                 7.500%      558,448       595,116                                   558,448        595,116
Government National Mortgage
 Association
Pool #26825
09/15/08                                 9.000%       38,767        42,034                                    38,767         42,034
                                                                                                                      -------------

Total MORTGAGE-BACKED OBLIGATIONS
  (Cost $594,991)                                                                                                           637,150
                                                                                                                      -------------

MONEY MARKET MUTUAL FUNDS                  1.4%
SSGA Prime Money Market Fund                       1,956,512     1,956,512     1,587,762     1,587,762     3,544,274      3,544,274
SSGA U.S. Treasury Money Market Fund                                           3,106,031     3,106,031     3,106,031      3,106,031
                                                                                                                      -------------

TOTAL MONEY MARKET MUTUAL FUNDS                                                                                           6,650,305
  (Cost $6,650,305)                                                                                                   -------------

TOTAL INVESTMENTS                        100.0%
  (Cost $459,594,749)                                                                                                 $ 490,961,587
                                                                                                                      =============

Percentages and cost are based on Pro Forma data only.

*Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, these securities amounted to a value of $8,252,487 or 1.7% of net assets.

     The accompanying notes are an integral part of the financial statements.

                                   First Funds
         Notes to Combined and Condensed Pro Forma Financial Statements
            of the Bond Portfolio and the Intermediate Bond Portfolio
                                December 31, 2002
                                   (Unaudited)

          1.   Basis of Combination -

          The unaudited Pro Forma Combining Schedule of Investments, Pro Forma Combining Statement of Assets and Liabilities and Pro Forma Combining Statement of Operations reflect the accounts of the Bond Portfolio and the Intermediate Bond Portfolio (the "Portfolios") at and for the calendar year ended December 31, 2002. These statements have been derived from the Portfolios' books and records utilized in calculating daily net asset value at December 31, 2002.

          The pro forma statements give effect to the proposed transfer of the assets and assumption of liabilities of Bond Portfolio in exchange for shares of Intermediate Bond Portfolio. In accordance with generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations for pre-combination periods for Intermediate Bond Portfolio will not be restated.

          The Pro Forma Combining Schedule of Investments, Pro Forma Combining Statement of Assets and Liabilities and Pro Forma Combining Statement of Operations should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in the Statement of Additional Information.

          2.   Portfolio Valuation -

          Portfolio securities of both the Bond Portfolio and Intermediate Bond Portfolio are stated at market value.

          3.   Capital Shares -

          The pro forma net asset value per share assumes the issuance of shares of Intermediate Bond Portfolio which would have been issued at December 31, 2002 in connection with the Reorganization. The number of shares assumed to be issued is equal to the net asset value of each class of shares of the Bond Portfolio as of December 31, 2002 divided by the net asset value per share of the corresponding class of shares of the Intermediate Bond Portfolio as of December 31, 2002. The pro forma total number of shares outstanding of 41,233,121 consists of 23,932,629 additional shares assumed issued in the reorganization plus 18,300,492 shares of Intermediate Bond Portfolio outstanding at December 31, 2002.

  TO VOTE BY TELEPHONE                   TO VOTE BY INTERNET

  1) Read the Prospectus and Proxy       1) Read the Proxy Statement and have
     Statement and have the Proxy           the Proxy card below at hand.
     card below at hand.

  2) Call the toll free number on the    2) Go to Website on the Proxy card.
     Proxy card.

  3) Enter the control number set forth  3) Enter the control number set forth
     on the Proxy card and follow the       on the Proxy card and follow the
     simple instructions.                   simple instructions.

    IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT RETURN YOUR BALLOT BY MAIL.


    3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: CALL
   TOLL-FREE 1-800-690-6903 and use the
   control number shown below.

2. On the Internet at www.proxyweb.com
   and use the control number shown
   below.

3. Return this proxy card using the
   enclosed postage-paid envelope.          SPECIAL MEETING OF SHAREHOLDERS JUNE
                                            25, 2003
                                            THIS PROXY IS SOLICITED ON BEHALF OF
                                            THE BOARD OF TRUSTEES

 *** CONTROL NUMBER: 999 999 999 999 99 ***

FIRST FUNDS                                                   THE BOND PORTFOLIO

The undersigned revoke(s) all previous proxies and appoint(s) Jeremy May, or Traci Thelen or either one of them, attorneys, with full power of substitution to vote all shares of the Bond Portfolio of First Funds that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of First Funds, 1625 Broadway, Suite 2200, Denver, CO 80202, on Wednesday, June 25, 2003 at 4:00 p.m. Mountain time, and at any adjournments or postponements thereof.

Receipt of the Notice of Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                               Dated ________________  , 2003

                                          PLEASE VOTE ON THE REVERSE SIDE, SIGN
                                         AND DATE THIS PROXY AND RETURN PROMPTLY
                                          IN THE POSTAGE-PAID ENVELOPE PROVIDED.



                                          Signature            (Sign in the Box)

                                          NOTE: Please sign your name exactly as
                                          it appears in the registration. If
                                          shares are held in the name of two or
                                          more persons, in whatever capacity,
                                          only ONE need sign. When signing in a
                                          fiduciary capacity, such as executor
                                          or attorney, please so indicate. When
                                          signing on behalf of an entity such as
                                          a corporation, please indicate title.

                                                                           FFBPM

PLEASE FILL IN ONE OF THE BOXES AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. /X/
PLEASE DO NOT USE FINE POINT PENS.


VOTE ON PROPOSAL                                             FOR AGAINST ABSTAIN

1.  To approve an Agreement and Plan of Reorganization       / /   / /     / /
    providing for the acquisition of all of the assets of the Bond Portfolio by the Intermediate Bond Portfolio and the assumption of all liabilities of the Bond
    Portfolio by the Intermediate Bond Portfolio in exchange for shares of the Intermediate Bond
    Portfolio and the subsequent liquidation of the Bond
    Portfolio.

            PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY
                     IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                                                                          FFBPMB

                                   FIRST FUNDS

                                     PART C

                                OTHER INFORMATION

Item 15. Indemnification

     Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that First Funds shall indemnify any present or past Trustee, or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action suit or proceeding in which he is involved by virtue of his service as a trustee, officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular officer involved.

Item 16. Exhibits

(a)  1.   Declaration of Trust dated as of March 6, 1992.(1)

     2.   Supplement to the Declaration of Trust effective April 24, 1992.(1)

     3. Amended and Restated Declaration of Trust dated as of September 4, 1992.(1)

     4.   Supplement to the Declaration of Trust effective August 1, 1993.(1)

(b)  1.   Bylaws of the Trust.(1)

     2.   Amendment to the Bylaws dated November 17, 1992.(1)

(c)       Not Applicable.

(d)       Form of Agreement and Plan of Reorganization. (5)

(e)       Not Applicable.

(f)  1.   Investment Advisory and Management Agreement between First Funds on behalf of its Intermediate Bond Portfolio and First Tennessee Bank National Association dated August 29, 1997 (1), as amended by a letter agreement dated May 29, 2003 (included as Exhibit (f)1).

     2. Sub-Advisory Agreement between First Tennessee Bank National Association and Martin & Company, Inc. with respect to the Intermediate Bond Portfolio dated March 2, 1998 (1), as amended by a letter agreement dated May 29, 2003 (included as Exhibit (f)1).

(g)  1.   Amended and Restated General Distribution Agreement between First
          Funds on behalf of all Portfolios, and ALPS Distributors, Inc., dated August 19, 1998.(1)

     2. Form of Servicing Agreement between ALPS Mutual Funds Services, Inc. and an Agency Institution.(3)

     3. Form of Selling Dealer Agreement between ALPS Distributors, Inc., and selected dealers.(3)

     4. Form of Bank Agency Agreement between ALPS Distributors, Inc., and banks.(3)

(h)       Not Applicable.

(i) Custody Agreement between First Funds and State Street Bank & Trust Company dated May 7, 1999.(3)

(j)  1.   Form of Shareholder Servicing Plan for First Funds Class II and III
          shares.(3)

     2.   Form of Distribution Plan for First Funds Class III shares.(3)

     3.   Form of Distribution Plan for First Funds Class IV shares.(3)

     4.   Form of Shareholder Services Plan for First Funds Class IV shares.(3)

(k) Opinion and Consent of Baker, Donelson, Bearman & Caldwell is attached hereto.

(l) Opinion and Consent of Baker, Donelson, Bearman & Caldwell is attached hereto.

(m)  1.   Transfer Agency Agreement between First Funds and State Street Bank &
          Trust Company dated May 7, 1999.(3)

     2. Amended and Restated Administration Agreement between First Funds on behalf of all Portfolios, and ALPS Mutual Funds Services, Inc., dated June 6, 2000.(4)

     3. Administration Agreement Co-Administrator between First Funds and First Tennessee Bank National Association with respect to all Portfolios dated July 1, 1995.(4)

     4.   Power of Attorney dated September 25, 1998.(2)

(n) Opinion and Consent of Deloitte & Touche LLP, independent accountants is attached hereto.

(o)       Not Applicable.

(p)  1.   Power of Attorney of Richard Rantzow, John DeCell and Larry Papasan.

     2.   Power of Attorney of George Lewis.

(q)       Not Applicable.

----------
(1) Incorporated by reference to Post-Effective Amendment No. 15 to the Trust's Registration Statement.
(2) Incorporated by reference to Post-Effective Amendment No. 16 to the Trust's Registration Statement.
(3) Incorporated by reference to Post-Effective Amendment No. 17 to the Trust's Registration Statement.
(4) Incorporated by reference to Post-Effective Amendment No. 24 to the Trust's Registration Statement.
(5) Filed herewith as Exhibit A to the Proxy Statement/Prospectus.

Item 17. Undertakings.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

Pursuant to the requirements of the the Securities Act of 1933, the Registrant certifies that this Post-Effective Amendment No. 1 meets all of the requirements for effectiveness under Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf, in the City of Denver, and State of Colorado, on the 2nd day of June, 2003.

                                          FIRST FUNDS

                                          By: /s/ Jeremy May


                                          ------------------------------
                                          Jeremy May
                                          President

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                             TITLE                               DATE
----------------------------------------------------------------------------------------------------
/s/Jeremy May                         President and Treasurer             June 2, 2003
-------------                         (Principal Executive Officer and
Jeremy May                            Principal Accounting Officer)

/s/Richard C. Rantzow*                Chairman, Board of Trustees         June 2, 2003
---------------------
Richard C. Rantzow

/s/John A. DeCell*                    Trustee                             June 2, 2003
-----------------
John A. DeCell

/s/Larry Papasan*                     Trustee                             June 2, 2003
----------------
Larry Papasan

/s/George P. Lewis*                   Trustee                             June 2, 2003
------------------
George P. Lewis

*By Desiree M. Franklin,
   Attorney-in-Fact

                                INDEX OF EXHIBITS

     EXHIBIT                                EXHIBIT TITLE
     -------                                -------------
(f)1                   Letter Agreement dated May 29, 2003

(k)                    Opinion and Consent of Baker, Donelson, Bearman & Caldwell, P.C.

(l)                    Tax Opinion of Baker, Donelson, Bearman & Caldwell, P.C.

(n)                    Consent of Deloitte and Touche LLP

(p)                    Powers of Attorney